As filed with the Securities and Exchange Commission on May 31, 2024.

1933 Act File No. 333-273733

1940 Act File No. 811-23891

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☒

PRE-EFFECTIVE AMENDMENT NO. 2

POST-EFFECTIVE AMENDMENT NO. __

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

AMENDMENT NO. 2

BASELINE CRE INCOME FUND

(Exact Name of Registrant as Specified in Charter)

1819 E Southern Avenue, Suite B10

Mesa, AZ 85204

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

Registrant’s Telephone Number, including Area Code: (877) 200-1878

Baseline Partners, LLC

1819 E Southern Avenue, Suite B10

Mesa, AZ 85204

(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

COPY TO:

George Raine, Esq.	Gregory Davis, Esq.
Ropes & Gray LLP	Ropes & Gray LLP
Prudential Tower	Three Embarcadero Center
800 Boylston Street	San Francisco, CA 94111
Boston, MA 02199-360

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☒	when declared effective pursuant to Section 8(c), or as follows:

☐	immediately upon filing pursuant to paragraph (b) of Rule 486.

☐	on (date) pursuant to paragraph (b) of Rule 486.

☐	60 days after filing pursuant to paragraph (b) of Rule 486.

☐	on (date) pursuant to paragraph (a) of Rule 486.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _________.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _________.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _________.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Baseline CRE Income Fund

Class I Shares

Prospectus Dated [        ], 2024

The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	May 31, 2024

BASELINE CRE INCOME FUND

Class I Shares

Prospectus Dated [    ], 2024

Baseline CRE Income Fund (the “Fund”) is a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company and intends to elect to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. The Fund’s investment objective is to seek consistent income, while the Fund’s secondary objective is capital preservation.

The Fund pursues its investment objective by investing in credit opportunities within the U.S. commercial real estate markets, which will primarily include first-lien loans collateralized by commercial real property (“First Mortgages”) that are short-term with an average overall duration typically between 12 and 18 months. First Mortgages may provide the capital that an investor or operator needs for acquiring a property, making improvements to a property, or to acquire longer-term financing. The Fund may also invest, to a lesser extent, in other commercial real estate-related debt securities, including, but not limited to, longer-term loans, credit loans, commercial mortgage-backed securities and other comparable investments (collectively, and with the First Mortgages, “CRE Investments”). Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in CRE Investments.

The Fund cannot guarantee that it will meet its investment objective. Investing in the Fund involves a high degree of risk. See “General Risks” and “Limits of Risk Disclosure” beginning on page [15].

This prospectus (the “Prospectus”) applies to the offering of one class of shares of beneficial interest (“Shares”) in the Fund, designated as Class I Shares. The Fund has received an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits the Fund to offer more than one class of Shares. As of the date of this Prospectus, the Fund only offers Class I Shares, but it may offer additional classes of Shares in the future. The Fund’s Shares will generally be offered at the net asset value (“NAV”) per Share on each regular business day. The Fund reserves the right to reject a purchase order for any reason.

The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, conducts quarterly repurchase offers for Shares at NAV, subject to approval of the Board of Trustees (the “Board,” and each of the trustees on the Board, a “Trustee”). The Fund has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, subject to certain limited exceptions. Although the policy permits repurchase of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, subject to approval of the Board. In compliance with its procedures, the Fund, to the extent possible, generally expects to hold at least 5% of net assets in cash or other liquid assets, which may be financed by short-term borrowings, during the repurchase offer window to meet its repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders would only be able to have a portion of their Shares repurchased. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund.

Written notification of each quarterly repurchase offer is sent to shareholders at least 21, and not more than 42, calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The NAV per Share of the respective share class applicable to the repurchase offer will be calculated no later than the fourteenth (14th) calendar day (or the next business day if the fourteenth calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Fund will distribute payment to shareholders within seven calendar days after the Repurchase Pricing Date. The Fund expects to make its first repurchase offer in December 2024. See “General Risks – Repurchase Offers Risk” and “Quarterly Repurchase Offers” for further discussion on the Fund’s repurchase policies and related risks.

Prior to the commencement of the Fund’s operations, Baseline CRE Income Fund, LLC, an affiliate of the Fund’s investment adviser, Baseline Partners, LLC (“Baseline” or the “Adviser”), is expected to reorganize into the Fund in accordance with applicable Commission staff no-action guidance. As part of the reorganization of Baseline CRE Income Fund, LLC into the Fund, the Fund estimates that it will issue approximately [  ] million Shares to the owners of Baseline CRE Income Fund, LLC. It is expected that at the time of such transition, Baseline CRE Income Fund, LLC will have a NAV of approximately $[  ]. Please refer to the audited financial statements of Baseline CRE Income Fund, LLC included in this Registration Statement.

The Fund has the ability to borrow and may do so when the Adviser deems it appropriate, including to enhance the Fund’s returns and to meet repurchase requests that would otherwise result in the premature liquidation of investments. The Fund may use leverage in seeking to achieve its investment objective if the opportunity arises to obtain financing on attractive terms. Such borrowings are typically secured by investments held by the Fund. The Fund may also have exposure to leverage through special purpose entities or vehicles sponsored by third-parties that hold commercial real estate, that may in turn incur leverage by entering into borrowing or other arrangements to finance their CRE Investments. In connection with a borrowing, the Fund may pledge its assets to the lender. The Fund is not limited in the form or manner in which it may incur leverage, but is limited in the amount of leverage it can incur. There can be no assurances that the Fund will obtain leverage on attractive terms or in the amounts it desires. The Fund’s use of leverage comes with inherent risks. See “General Risks – Leverage.”

There is no assurance that you will be able to tender your Shares when or in the amount that you desire. Shares are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is subject to, among others, the following risks:

●	The Fund’s Shares are not listed on any national securities exchange and it is not anticipated that a secondary market for the Shares will develop. You should generally not expect to be able to sell your Shares (other than through the repurchase process).

●	Although the Fund is required to implement a Share repurchase program, only a limited number of Shares will be eligible for repurchase by the Fund, so you should consider the Shares to be illiquid. Shares will not be redeemable at a shareholder’s option nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares and will find it difficult to reduce their exposure on a timely basis during a market downturn.

●	Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

●	Shares are speculative and involve a high degree of risk, including the risk of a substantial loss of investment. See “General Risks” below to read about the risks you should consider before buying Fund Shares.

●	The amount of distributions that the Fund may pay, if any, is uncertain.

●	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors.

This Prospectus provides important information that you should know about the Fund before investing. You should read this Prospectus carefully and retain it for future reference. Additional information about the Fund, including the SAI, dated [  ], 2024, has been filed with the SEC. You can request a copy of the SAI and annual and semi-annual reports of the Fund (when available) without charge on the Fund’s website (www.baseline-partners.com), by writing to the Fund at 235 W. Galena Street, Milwaukee, Wisconsin 53212, or by calling the Fund toll-free at (866) 617-1551. You may also call the Fund’s toll-free telephone number to request other information about the Fund or to make shareholder inquiries. The SAI is incorporated by reference into this Prospectus in its entirety. You can view information about the Fund, including the SAI and other material incorporated by reference into the Fund’s registration statement on the SEC’s website (http://www.sec.gov).

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

Shares of the Fund do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus and the SAI. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown above. Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

UMB Distribution Services, LLC, acts as the distributor for the Shares. In addition, certain U.S. institutions (including banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders.

Summary

This is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus, the Statement of Additional Information (the “SAI”), and the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”).

The Fund	Baseline CRE Income Fund (the “Fund”) is a Massachusetts business trust that is registered under the 1940 Act as a [diversified], closed-end management investment company. The Fund was organized as a Massachusetts business trust on July 20, 2023. The Fund operates as an “interval fund” (as defined below).

Baseline Partners, LLC (“Baseline” or the “Adviser”) is the Fund’s investment adviser.

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Prior to the commencement of the Fund’s operations, Baseline CRE Income Fund, LLC, an affiliate of Baseline, is expected to  reorganize into the Fund  in accordance with applicable Commission staff  no-action guidance. As part of the reorganization of Baseline CRE Income Fund, LLC into the Fund, the Fund estimates that it will issue approximately [    ] shares of beneficial interest (“Shares”) to the owners of the Baseline CRE Income Fund, LLC. It is expected that at the time of such transition, the Baseline CRE Income Fund, LLC will have a net asset value (“NAV”) of approximately $[    ]. The Fund and Baseline CRE Income Fund, LLC share the same Adviser and portfolio manager. For past performance information of Baseline CRE Income Fund, LLC, see “Baseline CRE Income Fund, LLC Past Performance” below.

The Fund offers one class of shares of beneficial interest (“Shares”) designated as Class I Shares. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure. As of the date of this Prospectus, the Fund only offers one class of Shares, but it may offer additional classes of Shares in the future. The Fund may offer additional classes of Shares in the future.

The Offering

Shares are offered on a continuous basis at NAV per Share. The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends and other distributions by existing shareholders will be permitted. The Fund may  re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser.

The Fund’s Shares are offered through UMB Distribution Services, LLC (the “Distributor”), as the exclusive distributor, on a best efforts basis. The minimum initial investment is $1,000,000 for Class I Shares, subject to certain exceptions. The Fund reserves the right to reject a purchase order for any reason. See “How to Buy Shares” below. Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide liquidity to shareholders, the Fund conducts periodic repurchase offers for a portion of its outstanding Shares.

Prospectus Dated [ ], 2024	1

Periodic Repurchase Offers	The Fund is an “interval fund,” a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, subject to certain limited exceptions. Although the policy permits repurchase of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, subject to approval of the Board of Trustees (the “Board,” and each of the trustees on the Board, a “Trustee”). The Fund makes quarterly repurchase offers in the months of [March, June, September and December]. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to shareholders at least 21, and not more than 42, calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund’s Shares are not listed for trading on any national securities exchange, and the Fund does not intend to list its Shares for trading on any national securities exchange in the future. It is not expected that there will be any secondary market for the Fund’s Shares. Even though the Fund intends to make quarterly repurchase offers to repurchase a portion of the Shares, you should consider the Shares to be illiquid. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks. See “Special Risk Considerations—Repurchase Offers Risk” below.

Investment objective and strategies

The Fund’s investment objective is to seek consistent income, while the Fund’s secondary objective is capital preservation. The Fund’s ability to provide consistent income will be tempered by the investment objective of capital preservation.

The Fund pursues its investment objective by investing in credit opportunities within the U.S. commercial real estate markets, which will primarily include first-lien loans collateralized by commercial real property (“First Mortgages”) that are short-term with an average overall duration typically between 12 and 18 months. First Mortgages may provide the capital that an investor or operator needs for acquiring a property, making improvements to a property, or to acquire longer-term financing. The Fund may also invest, to a lesser extent, in other commercial real estate-related debt securities, including, but not limited to, longer-term loans, credit loans, commercial mortgage-backed securities (“CMBS”) and other comparable investments (collectively, and with the First Mortgages, “CRE Investments”). Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in CRE Investments.

The Fund may seek to originate loans, including, but not limited to, commercial real estate or commercial mortgage-related loans or other types of loans, which may be in the form of whole loans, secured notes, senior loans, bridge loans, or loan investments. The Fund may originate loans to special purpose entities (“SPEs”) sponsored by third-parties, other corporate entities and other types of borrowers. Such borrowers may have limited or no credit history and/or no credit rating. To the extent a borrower has a credit rating, such rating may be below investment grade as determined by one or more nationally recognized statistical rating organizations or the Adviser. The loans the Fund originates may vary in maturity and/or duration. The Fund is not limited in the amount, size, or type of loans it may originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law.

In certain circumstances or market environments, the Fund may reduce its investment in loans and CRE Investments and hold a larger position in short-term, high-quality debt securities, money market instruments, money market funds, exchange-traded funds and/or cash or cash equivalents. The Fund may also invest excess cash balances in these types of investments, as deemed appropriate by the Adviser. The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis.

Prospectus Dated [ ], 2024	2

The Fund has the ability to borrow and may do so when the Adviser deems it appropriate, including to enhance the Fund’s returns and to meet repurchase requests that would otherwise result in the premature liquidation of investments. Leverage can increase the negative impact to which the Fund’s investments may be subject. In connection with a borrowing, the Fund may pledge its assets to the lender. The Fund’s use of leverage comes with inherent risks. See “General Risks – Leverage.”

The Fund may make portfolio investments directly or indirectly through one or more 100% owned and/or controlled subsidiaries (each a “Subsidiary”). References herein to the Fund may include references to a Subsidiary in respect of the Fund’s investment exposure, as applicable. The Adviser and the Board will comply with the provisions of Section 15 of the 1940 Act with respect to such a Subsidiary’s investment advisory contracts. The Fund will treat a Subsidiary’s assets as assets of the Fund for purposes of determining compliance with certain provisions of the 1940 Act applicable to the Fund, including those relating to investment policies (Section 8), capital structure and leverage (Section 18) and affiliated transactions and custody (Section 17).

The Fund will invest in CRE Investments, and may as a result of default, foreclosure or otherwise, take possession of and hold real estate directly or indirectly through a Subsidiary. The Fund may hold real estate for extended periods of time, or sell such real estate holdings depending on market conditions or other factors at the discretion of the Adviser. See “General Risks – Loan Origination Risk.”

The Fund’s investment portfolio is expected to be concentrated in CRE Investments. As such, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. See “General Risks – Concentration Risk.”

Investment Process

The Adviser utilizes a rigorous investment process to evaluate each loan that becomes a part of the Fund’s portfolio. The Adviser generally conducts a three-pronged review of each loan: (i) loan eligibility, (ii) borrower experience review and (iii) property or loan collateral review. The Adviser seeks to select loans and debt securities that are for target investors or operators who have performed or overseen multiple projects prior to applying for the loan. As part of the Adviser’s due diligence process, the Adviser typically requires the borrower to provide detailed information with respect to relevant recently completed projects, as well as the borrower’s plan for the repositioning of the prospective property, if applicable. Borrowers may have limited or no credit history or credit rating, and while the Adviser's due diligence process may involve consideration of credit ratings or credit histories of a borrower (if available), such ratings or history would be considered among a range of factors considered during the due diligence process.

With respect to loans originated by the Fund, when valuing a property, the Adviser requires a third-party appraisal or broker opinion of all collateral properties. The Adviser’s property due diligence process also includes a review of the site value, age of comparable property sales, obsolescence of the property, any repairs needed on the property, the structural integrity of the edifice on the property, neighborhood and market analysis, neighborhood and commercial characteristics and comparable or equivalent collateral.

The Fund retains flexibility to invest in other instruments as the Adviser may consider appropriate from time to time, including unaffiliated investment companies, U.S. government securities, cash and cash equivalents. The Fund expects to hold a portion of its assets in cash, cash equivalents and short-term obligations for liquidity purposes.

There can be no assurance that the investment objective of the Fund will be achieved or that the Fund’s portfolio design and risk monitoring strategies will be successful.

Prospectus Dated [ ], 2024	3

Risk factors	An investment in the Fund involves substantial risks and special considerations. A discussion of the risks associated with an investment in the Fund can be found under “General Risks,” including the following risks:

	•	The Fund has a limited operating history as a [diversified], closed-end interval fund. There is no assurance that the Fund will grow or maintain economically viable size, which may result in increased Fund expenses or a determination to liquidate the Fund.

	•	The Fund is an unlisted closed-end fund designed primarily for long-term investors, and liquidity is limited to periodic repurchases of Shares. Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable.

	•	The Fund is a closed-end investment company that provides limited liquidity through a quarterly repurchase policy under Rule 23c-3 under the 1940 Act and is designed for long-term investors. Unlike many closed-end investment companies, the Fund’s Shares are not listed on any securities exchange and are not publicly-traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop.

	•	The Fund is completely dependent on the ability of the Adviser to identify and implement the Fund’s investments as opportunities arise. The Adviser has full discretionary authority to identify, structure, allocate, administer, monitor and liquidate the Fund’s investments.

	•	The Fund’s investment portfolio is expected to be concentrated in CRE Investments. As such, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio.

	•	The Fund will invest in commercial mortgage loans, which are subject to risks of delinquency, foreclosure, and risk of loss. In the event of a commercial borrower’s default, the Fund’s profitability may suffer a material adverse effect to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan.

	•	The Fund may source loans from borrowers who may have limited operating histories, and the information the Fund is able to obtain about such investments may at times be limited.

	•	The ability of the Fund to generate income through its loan investments is dependent upon payments being made by the borrower underlying such loan investments. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

	•	The securities in which the Fund invests or plans to invest will often be illiquid.

Prospectus Dated [ ], 2024	4

•	Valuations of the Fund’s investments are estimates of fair value and may not necessarily correspond to realizable value.

•	The Fund, through its investments, is exposed to a variety of risks associated with real estate investments generally, including, but not limited to, economic and market fluctuations; political instability, terrorism and acts of war; changes in environmental, zoning, and other laws; losses resulting from casualties or condemnations; government regulations; changes in interest rates; and the availability of debt financing.

•	The Fund primarily acquires first-lien short-term loans, which may involve a greater risk of loss than stabilized mortgage loans. Although secured debt in most circumstances is fully collateralized and holds a senior position in the borrower’s capital structure, there is a risk that the collateral may decrease in value over time, and may be difficult to appraise or sell in a timely manner. Therefore, the Fund’s ability to fully collect on the investment in the event of a default is not guaranteed.

•	The Fund’s investments in CMBS may be subject to extension, resulting in the term of the securities being longer than expected.

•	The exercise of remedies and successful realization of liquidation proceeds relating to commercial real estate loans underlying the CMBS and other investments of the Fund may be highly dependent on the performance of the servicer of such loans.

•	The Fund operates in a competitive market for the acquisition of attractive CRE Investments and competition may limit the Fund’s ability to acquire attractive CRE Investments, which could have a material adverse effect on the Fund.

•	Inadequate or incorrect factual information, misstated assumptions, as well as unforeseeable changes in economic factors can cause model valuations used by the Fund to yield materially inaccurate valuations.

•	The Fund may concentrate its loans in one or a few geographic areas, which would subject the Fund to risks specific to the geographic areas in which it’s invested.

•	The domestic commercial real estate debt markets are subject to volatility, which could affect the Fund’s ability borrow monies to finance the purchase of CRE Investments.

•	The Fund may seek to originate loans, including, but not limited to, commercial real estate or commercial mortgage-related loans, which could result in the Fund’s investments being over-concentrated in certain borrowers if the Fund is unable to sell, assign, or successfully close transactions for the loans that it originates.

•	The Fund may seek to originate bridge loans, which are generally made with the expectation that the borrower will be able to obtain permanent financing or sell the property in the near future. Any delay in obtaining permanent financing or selling the property subjects the bridge loan investor to increased risk.

•	Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business, and regulatory scrutiny – both state and federal – of loan originators and servicing companies have escalated materially in the last few years. To the extent that the Fund engages in origination and/or servicing directly or through independent third-party servicers, the Fund will be subject to enhanced risks of litigation, regulatory actions, and other proceedings.

Prospectus Dated [ ], 2024	5

•	The Fund’s use of financial instruments to hedge against interest rate fluctuations may not succeed in mitigating interest-rate risk and could reduce the overall returns on a shareholder’s investment.

•	If the Fund fails to qualify for or maintain real estate investment trust (“REIT”) tax treatment under the Interval Revenue Code of 1986, as amended (the “Code”), the resulting U.S. corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution, and the amount of the Fund’s distributions.

•	If the Adviser and its affiliates are unable to retain key personnel, its ability to implement the Fund’s investment strategies could be delayed or hindered, which could adversely affect the Fund’s NAV.

•	Legal, tax and regulatory changes could occur now or in the future, which may have a material, adverse effect on the Fund.

•	Additional subscriptions of Shares will dilute the indirect interests of existing shareholders in the Fund’s investments.

•	If the Fund develops a need for additional capital for investments or other reasons, sources of funding may not be available to the Fund.

•	The Adviser is not prohibited from managing other investment entities that make the same types of investments as those the Fund targets.

•	The Fund may maintain a sizable cash position in anticipation of repurchase requests or near-term investment opportunities.

•	The Fund, subject to applicable law, may employ leverage through borrowing and derivative instruments. The Fund’s use of leverage is speculative and may expose the Fund to greater risk and increase costs.

•	Overall securities market risks may affect the value of individual instruments in which the Fund invests.

•	The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

•	The Fund is subject to financial market risk, including changes in interest rates.

•	The Fund and its service providers are susceptible to cyber-attacks and to technological malfunctions that have effects similar to those of a cyber-attack.

Management	The Fund’s Board has overall responsibility for the management and supervision of the business operations of the Fund. See “Management of the Fund—The Board of Trustees.” To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board or the Adviser.

The Adviser	Baseline is the investment adviser of the Fund. As of July 1, 2023, Baseline and its affiliates had assets under management or custody of approximately $81,403,292.13 in aggregate. Patrick Cardon is primarily responsible for the day-to-day management of the Fund.

Prospectus Dated [ ], 2024	6

Fund services	UMB Fund Services, Inc. serves as the Fund’s administrator (the “Administrator”) and provides certain administrative, accounting and other services for the Fund. Fees and expenses of the Administrator are paid by the Fund. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of their out-of-pocket expenses. See “Fund Expenses” below.

Fees and expenses	On an ongoing basis, the Fund bears its own operating expenses (including, without limitation, its offering expenses). A more detailed discussion of the Fund’s expenses can be found under “Fund Expenses.”

[Management and Incentive Fees. Pursuant to the investment management agreement dated as of [    ], 2024 (the “Investment Management Agreement”), by and between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Fund pays the Adviser a fee consisting of two components – a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”).

The Management fee is payable at the end of each calendar month at the annual rate of 1.50% of the average daily NAV of the Fund.

The Incentive Fee is calculated and payable monthly in arrears and equals 15% of the Fund’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding month, subject to a preferred return, or “hurdle,” of 0.583333% of the Fund’s average monthly NAV and a “catch up” feature. See “Management and Incentive Fees.”

Administration Fee. The Administrator provides the Fund certain administration and fund accounting services. In consideration for these services, the Administrator is paid a monthly fee at an annualized rate calculated based on the average daily net assets of the Fund, subject to a minimum annual fee, and certain fixed fees (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator fees for transfer agency services under a separate transfer agency agreement. See “Services.”

Distribution and Services Fee. In connection with obtaining exemptive relief from the Securities and Exchange Commission (the “SEC”) permitting the Fund, subject to certain conditions, to offer multiple classes of Shares, the Fund has agreed to operate under a Distribution and Services (12b-1) Plan (the “Distribution and Services Plan”) with respect to Class I Shares in compliance with Rule 12b-1 under the 1940 Act. Under the Distribution and Service Plan, the Fund or the Distributor is permitted to pay as compensation to any registered securities dealer, financial institution, or any other person who renders assistance in distributing or promoting the sale of Class I Shares or who provides certain shareholder services, pursuant to a written agreement, up to 0.20% on an annualized basis of the Fund’s NAV attributable to Class I Shares (the “Distribution and Service Fee”). The Distribution and Service Fee will be paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. See “Distribution and Service Plan”.

Prospectus Dated [ ], 2024	7

Expense Limitation Agreement

The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has contractually agreed to reduce its management fees and pay the operating expenses of the Fund’s Class I Shares in order to limit such class’s expenses (exclusive of the Excluded Expenses (as defined below)) to the annual percentage rate of 2.50% of the average daily net assets of such class, subject to the obligation of the Fund to repay the Adviser such deferred fees and expenses in future years, if any, when such class’s expenses (exclusive of the Excluded Expenses) fall below its stated percentage rate, but only to the extent that such repayment would not cause such class’s expenses (exclusive of the Excluded Expenses) in any such future year to exceed its stated percentage rate, and provided that the Fund is not obligated to repay any such deferred fees and expenses more than three years after the end of the month in which they were incurred. Any obligation of the Fund to repay the Adviser in accordance with the preceding sentence is limited to the lesser of (i) the expense limitation percentage rate in effect at the time of the waiver, and (ii) the expense limitation percentage rate in effect at the time of such repayment. The Expense Limitation Agreement has a term running through [  ], 2034 and is renewable from year to year thereafter.

For purposes of the Expense Limitation Agreement, “Excluded Expenses” means the Incentive Fee, brokerage commissions and other transactional expenses (including loan origination transactional expenses), interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees (including commitment fees), taxes, acquired fund fees and expenses, litigation and indemnification expenses, judgments, and extraordinary expenses.

Distributions	Because the Fund intends to qualify annually for taxation as a REIT under the Code, the Fund intends to distribute at least 90% of its REIT taxable income (without regard to net capital gain and the deduction for paid dividends) plus 90% of the excess of the net income after tax from foreclosure property, minus certain items of excess non-cash income. In addition, in order to avoid a Fund-level tax, the Fund intends to distribute all of its annual taxable income and capital gains. Nevertheless, there can be no assurance that the Fund will pay distributions to shareholders at any particular rate or at all. Each year, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the amount and character of the Fund’s distributions will be mailed to shareholders. See “Taxes” below.

Purchasing Shares	The minimum initial investment is $1,000,000 for Class I Shares, and the minimum additional investment in the fund is $1,000. For Shares purchased through a financial intermediary, when determining whether an investor meets the applicable investment minimums, the value of any Shares being purchased may be combined with the value of any Shares of the same class that were purchased or will be purchased within six months from the initial purchase for Class I Shares by any investor through such intermediary, provided such intermediary enters into the requisite letter of intent; provided, however, that the minimum amount purchased by any investor is at least $1,000. The stated investment minimums may be reduced for certain investors. See “Purchasing Shares” below.

The Fund has received exemptive relief from the SEC that permits the Fund to offer more than one class of Shares. As of the date of this Prospectus, the Fund only offers Class I Shares, but it may offer additional classes of Shares in the future. Shares are generally offered at the NAV per Share on each regular business day.

Prospectus Dated [ ], 2024	8

Unlisted Closed-End Structure; Limited Liquidity	Shareholders of the Fund are not able to have their Shares repurchased or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Shares, as described herein. In addition, the Fund’s Shares are not listed for trading on any national securities exchange, and the Fund does not intend to list its Shares for trading on any national securities exchange in the future. It is not expected that there will be any secondary market for the Fund’s Shares. Even though the Fund intends to make quarterly repurchase offers to repurchase a portion of the Shares, you should consider the Shares to be illiquid. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Taxes	The Fund intends to qualify as and be treated each year as a REIT for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided it distributes all of its taxable income and gains each year.

For a discussion of certain tax risks and considerations relating to an investment in the Fund, see “Tax Reports” below and “Certain Tax Considerations.”

Prospective investors should consult their tax advisors with respect to the specific U.S. federal, state, and local and non-U.S. tax consequences, including applicable tax reporting requirements.

Tax reports	The Fund will distribute to its shareholders, after the end of each calendar year, IRS Forms 1099-DIV detailing the amounts includible in such investor’s taxable income for such year as ordinary income and long-term capital gains. Dividends and other taxable distributions are taxable to the Fund’s shareholders even if they are reinvested in additional Shares.

ERISA Plans and Other Tax-Exempt Entities	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Section 4975 of the Code, including employee benefit plans, individual retirement accounts (each, an “IRA”), and Keogh plans may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” subject to the fiduciary responsibility and prohibited transaction rules of ERISA and Section 4975 of the Code. Thus, it is not intended that the Adviser will be a “fiduciary” within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any “benefit plan investor” within the meaning of ERISA that becomes a shareholder, solely as a result of the shareholder’s investment in the Fund. For additional information, see “ERISA Considerations” below.

Reports to Shareholders	Shareholders will receive an audited annual and unaudited semi-annual report for the Fund. See “Description of Shares and Declaration of Trust.”

Fiscal and tax year	The Fund’s fiscal year is the 12-month period ending on December 31. The Fund’s taxable year is the 12-month period ending on December 31.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.

Prospectus Dated [ ], 2024	9

Summary of Fund Expenses

The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear directly or indirectly.

Class I
SHAREHOLDER FEES	Shares
Maximum Sales Load	None.
Maximum Early Repurchase Fee (as a percentage of repurchased amount)	2.00%
ANNUAL EXPENSES (as a percentage of net assets attributable to Shares)
Management Fee(1), (7)	1.50%
Incentive Fee(2)	-
Distribution and Service Fee(3)	0.20%
Interest Expense on Borrowed Funds(7)	1.00%
Other Expenses(4), (5), (7)	1.00%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	3.70%
Fee Reductions and/or Expense Reimbursements(6)	(0.20%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	3.50%

(1)	The Management Fee is payable at the end of each calendar month at the annual rate of 1.50% of the average daily NAV of the Fund. See “Management and Incentive Fees” for additional information.
(2)	[The Adviser is also paid an Incentive Fee. The Incentive Fee is described below under “Management and Incentive Fees”. The Fund anticipates that it may have interest income that could result in the payment of an Incentive Fee to the Advisor during certain periods. However, the Incentive Fee is based on the Fund’s performance and will not be paid unless the Fund achieves certain performance targets. The Fund expects the Incentive Fee the Fund pays to increase to the extent the Fund earns greater interest income through its investments. The Incentive Fee is calculated and payable monthly in arrears based upon “pre-incentive fee net investment income” attributable to the Fund’s Class I Shares for the immediately preceding month, and is subject to a hurdle rate, expressed as a rate of return on such class’s average daily NAV (calculated in accordance with GAAP), equal to 0.583333% per month, or an annualized hurdle rate of 7%, subject to a “catch-up” feature. The Fund has not included the Incentive Fee under the Investment Management Agreement in the table above due to the uncertainty regarding whether the Incentive Fee would be payable given that it is dependent on the Fund’s future performance. See “Management and Incentive Fees” for a full explanation of how the Incentive Fee is calculated.
(3)	In connection with obtaining exemptive relief from the SEC permitting the Fund to offer multiple classes of Shares, the Fund has agreed to operate under a distribution and service plan (pursuant to Rule 12b-1 under the 1940 Act) for Class I Shares. The Fund may charge a distribution and service (12b-1) fee up to 0.20% on an annualized basis of the Fund’s NAV attributable to Class I Shares. The Fund may use these fees to compensate any registered securities dealer, financial institution, or any other such person who renders assistance in distributing or promoting the sale of Class I Shares, or who provides certain shareholder services, pursuant to a written agreement. See “Distribution and Services Plan.”
(4)	Pursuant to an administration agreement (the “Administration Agreement”) between the Fund and UMB Fund Services, Inc. as administrator (the “Administrator”), the Fund pays the Administrator a fee (the “Administration Fee”) at an annualized rate beginning at 0.06% of the Fund’s average daily net assets, which rate decreases as assets reach certain levels, subject to a minimum annual fee of $36,000 and certain fixed fees. The Administration Fee is paid monthly.
(5)	[Other Expenses are estimated for the Fund’s current fiscal year. “Other Expenses” include, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the transfer agent and custodians.]
(6)	The Adviser has contractually agreed, through [ ], 2034, to reduce its management fees and pay the operating expenses of the Fund’s Class I Shares in order to limit such class’s expenses (exclusive of the Excluded Expenses (as defined below)) to the annual percentage rate of 2.50% of the average daily net assets of such class, subject to the obligation of the Fund to repay the Adviser such deferred fees and expenses in future years, if any, when such class’s expenses (exclusive of the Excluded Expenses) fall below its stated percentage rate, but only to the extent that such repayment would not cause such class’s expenses (exclusive of the Excluded Expenses) in any such future year to exceed its stated percentage rate, and provided that the Fund is not obligated to repay any such deferred fees and expenses more than three years after the end of the month in which they were incurred. Any obligation of the Fund to repay the Adviser in accordance with the preceding sentence is limited to the lesser of (i) the expense limitation percentage rate in effect at the time of the waiver, and (ii) the expense limitation percentage rate in effect at the time of such repayment. See “Fund Expenses – Expense Limitation Agreement” for additional information. For purposes of the Expense Limitation Agreement, “Excluded Expenses” means the Incentive Fee, brokerage commissions and other transactional expenses (including loan origination transactional expenses), interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees (including commitment fees), taxes, acquired fund fees and expenses, litigation and indemnification expenses, judgments, and extraordinary expenses.
(7)	The Management Fee, Interest Expense on Borrowed Funds, and Other Expenses are estimated for the Fund’s current fiscal year.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see “Management and Incentive Fees,” “Shareholder Servicing and Distribution and Service Plan,” “Fund Expenses,” “Periodic Repurchase Offers” and “Purchasing Shares.”

Prospectus Dated [ ], 2024	10

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under Annual Expenses remain the same in the years shown. The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Shares. The effects of any waivers or reimbursement agreements are reflected for the contractual periods of any such arrangements only. The Incentive Fee under the Investment Management Agreement is not included in the example due to the uncertainty regarding whether the Incentive Fee would be payable given that it is dependent on the Fund’s performance.

You Would Pay the Following Expenses Based on a
$1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
Class I Shares	$35	$107	$182	$377

The example is based on the annual fees and expenses set out on the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

Financial Highlights

The Fund is newly organized and its Shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semiannual reports when they are prepared.

Use of Proceeds

The Fund will invest the proceeds of the continuous offering of Shares on an ongoing basis in accordance with its investment objectives and policies as stated below. In addition, for cash management purposes or while the Fund seeks investment opportunities, the proceeds of the offering may be invested by the Fund in short-term, high-quality debt securities, money market instruments, money market funds and/or liquid real estate-focused exchange-traded funds, in addition to, or in lieu of, investments consistent with the Fund’s investment objectives and policies. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objectives and policies within approximately three months after receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objectives and policies, and except to the extent proceeds are held in cash to pay dividends or expenses, satisfy repurchase offers or for temporary defensive purposes. In addition, the Fund may maintain a portion of the proceeds in cash to meet operational needs, as well as pay for offering costs associated with the sale of the Fund’s Shares. The Fund may be prevented from achieving its objectives during any time in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

Investment Objective and Strategies

Investment objective

The Fund’s investment objective is to seek consistent income, while the Fund’s secondary objective is capital preservation.

The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board of Trustees (the “Board,” and each of the trustees on the Board, a “Trustee”) without the vote of a majority (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund’s outstanding shares of beneficial interest (“Shares”). The Fund’s fundamental policies, which are listed in the SAI, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund.

Prospectus Dated [ ], 2024	11

Investment strategies

The Fund’s investment objective is to seek consistent income, while the Fund’s secondary objective is capital preservation. The Fund’s ability to provide consistent income will be tempered by the investment objective of capital preservation.

The Fund pursues its investment objective by investing in credit opportunities within the U.S. commercial real estate markets, which will primarily include first-lien loans collateralized by commercial real property (“First Mortgages”) that are short-term with an average overall duration typically between 12 and 18 months. First Mortgages may provide the capital that an investor or operator needs for acquiring a property, making improvements to a property, or to acquire longer-term financing. The Fund may also invest, to a lesser extent, in other commercial real estate-related debt securities, including, but not limited to, longer-term loans, credit loans, commercial mortgage-backed securities (“CMBS”) and other comparable investments (collectively, and with the First Mortgages, “CRE Investments”). Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in CRE Investments.

The Fund intends to primarily invest in short-term loans, also referred to herein as First Mortgages, that are designed to provide the capital that an investor or operator needs for acquiring a property, making improvements to a property, or in order to acquire longer-term, lower-cost financing. In general, the short-term financing allows the operator or investor to "bridge the gap" between the property's current state and a future, more valuable and more stabilized state that can be refinanced through longer-term financing. First-lien loans provide for a higher recovery rate and lower defaults than other debt positions due to the lender's senior position in the borrower's capital structure. For this reason, third-party ratings agencies and financing sources generally rate these loans with a higher credit rating than those farther down in the borrower's capital structure. The senior position in a borrower's capital structure, however, results in generally lower returns than those from subordinate debt such as mezzanine loans or B-notes.

The Fund will acquire and manage First Mortgages with an average overall duration typically between 12 to 18 months, with no single loan having a maturity longer than 36 months – in each case from the date of acquisition.

The Fund may seek to originate loans, including, but not limited to, commercial real estate or commercial mortgage-related loans or other types of loans, which may be in the form of whole loans, secured notes, senior loans, bridge loans, or loan investments. The Fund may originate loans to special purpose entities (“SPEs”) sponsored by third-parties, other corporate entities and other types of borrowers. Such borrowers may have limited or no credit history and/or no credit rating. To the extent a borrower has a credit rating, such rating may be below investment grade as determined by one or more nationally recognized statistical rating organizations (“NRSROs”) or the Adviser. The loans the Fund originates may vary in maturity and/or duration. The Fund is not limited in the amount, size, or type of loans it may originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. The Fund’s origination of loans may also be limited by the Fund’s intention to qualify as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”).

In certain circumstances or market environments, the Fund may reduce its investment in loans and CRE Investments and hold a larger position in short-term, high-quality debt securities, money market instruments, money market funds, exchange-traded funds and/or cash or cash equivalents. The Fund may also invest excess cash balances in these types of investments, as deemed appropriate by the Adviser. The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis.

The Fund may make portfolio investments directly or indirectly through one or more 100% owned and/or controlled subsidiaries (each a “Subsidiary”). The Adviser and the Board will comply with the provisions of Section 15 of the 1940 Act with respect to such a Subsidiary’s investment advisory contracts. References herein to the Fund may include references to a Subsidiary in respect of the Fund’s investment exposure, as applicable. The Fund will treat a Subsidiary’s assets as assets of the Fund for purposes of determining compliance with certain provisions of the 1940 Act applicable to the Fund, including those relating to investment policies (Section 8), capital structure and leverage (Section 18) and affiliated transactions and custody (Section 17).

Prospectus Dated [ ], 2024	12

The Fund will invest in CRE Investments, and may as a result of default, foreclosure or otherwise, take possession of and hold real estate directly or indirectly through a Subsidiary. The Fund may hold real estate for extended periods of time, or sell such real estate holdings depending on market conditions or other factors at the discretion of the Adviser. See “General Risks – Loan Origination Risk.”

The Fund has the ability to borrow and may do so when the Adviser deems it appropriate, including to enhance the Fund’s returns and to meet repurchase requests that would otherwise result in the premature liquidation of investments. Leverage can increase the negative impact to which the Fund’s investments may be subject. In connection with a borrowing, the Fund may pledge its assets to the lender. The Fund’s use of leverage comes with inherent risks. See “General Risks – Leverage.”

The Fund’s investment portfolio is expected to be concentrated in CRE Investments. As such, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. See “General Risks – Concentration Risk.”

The Fund retains flexibility to invest in other instruments as the Adviser may consider appropriate from time to time, including unaffiliated investment companies, U.S. government securities, cash and cash equivalents. The Fund expects to hold a portion of its assets in cash, cash equivalents and short-term obligations for liquidity purposes.

Loan Origination

The Fund may seek to originate loans. In determining whether to make a direct loan, the Fund will rely primarily upon any collateral for payment of interest and repayment of principal and/or the experience and creditworthiness of the borrower. In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money on the loan. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan.

When engaging in direct lending, the Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, the Fund will often compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on and/or less advantageous terms of such loans, which could reduce Fund performance.

Different types of assets may be used as collateral for the Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that is a borrower, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan.

Bridge loans are short-term loan arrangements (e.g., 12 to 18 months) typically used by a borrower in anticipation of obtaining intermediate-term or long-term permanent financing. Most bridge loans may be structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises over time. Thus, the longer the loan remains outstanding, the more the interest rate increases. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing or sell the property in the near future. Any delay in obtaining permanent financing or selling the property subjects the bridge loan investor to increased risk. A borrower's use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.]

Various state licensing requirements could apply to the Fund with respect to the origination, acquisition, holding, servicing, foreclosure and/or disposition of loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Fund or the Adviser operates or has offices. In states in which it is licensed, the Fund or the Adviser will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Fund’s or the Adviser’s ability to take certain actions to protect the value of its holdings in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Fund’s or the Adviser’s license, which in turn could require the Fund to divest assets located in or secured by real property located in that state.

Prospectus Dated [ ], 2024	13

Selection of Loans. The Adviser utilizes a rigorous investment process to evaluate every loan that become part of the Fund’s portfolio. This platform and infrastructure are designed to enhance the Fund’s ability to:

•	Identify a high volume of investment opportunities;
•	Design loan programs that can be consistently sourced;
•	Systematically and consistently underwrite and perform due diligence on a high volume of investment opportunities; and
•	Apply systems, models, and analytic capabilities to manage risk and protect against fraud.

To effectively source diverse loans, the Adviser creates (i) a “Credit Box” with loan criteria that details loan-to-value, property type, term, and borrower requirements; and (ii) a summary of the loan structure and underwriting guidelines and asset selection criteria. These tools provide the Adviser with an efficient and systematic process to source, qualify, evaluate and perform due diligence on potential investment opportunities.

The Adviser performs consistent and thorough due diligence and underwriting on each loan that becomes part of the Fund’s portfolio. Pursuant to the Fund’s underwriting procedures, the Adviser conducts a three-pronged review of each Loan: (i) loan eligibility, (ii) borrower experience review, (iii) property or loan collateral review. Borrowers may have limited or no credit history or credit rating, and while the Adviser's due diligence process may involve consideration of credit ratings or credit histories of a borrower (if available), such ratings or history would be considered among a range of factors considered during the due diligence process.

The Adviser’s seeks to assess the experience of seasoned investors or operators who have performed or overseen multiple projects prior to applying for the loan. As part of the evaluation process, the borrower will provide detailed information with respect to relevant recently completed projects as well as the borrower’s plan for the repositioning of the prospective property. The Adviser focuses on financing properties that can be quickly repositioned and refinanced or sold. The Adviser evaluates this plan for its plausibility and potential for creating value-add to the prospective property.

The Adviser’s prospective property valuation review requires a third-party appraisal or broker price opinion of all collateral properties. The valuation report must conclude two values, the as-is value and the after repair value (if applicable). In all cases, the appraiser must be licensed and compliant with the Uniform Standards of Professional Appraisal Practice and the Financial Institutions Reform, Recovery, and Enforcement Act of 1989. The appraiser must be in good standing in the state where subject property is to be valued and must be independent from the loan originator and borrower. The appraiser must provide a minimum of three sold comparable properties, three listed comparable properties, and interior and exterior photos of the prospective property.

There can be no assurance that the investment objective of the Fund will be achieved or that the Fund’s portfolio design and risk monitoring strategies will be successful.

Asset and Portfolio Management

Once loans become part of the Fund’s portfolio, the Adviser employs third-party loan servicers, inspectors, and diligence agents to assist with the loan servicing and asset management process. The Adviser maintains regular contact with service providers to discuss collections, trouble loans, and other servicing or asset management matters. Below is a summary of a loan servicer’s responsibilities and the Adviser’s ongoing oversight.

Disposition and Loan Maturity

The Adviser generally intends to hold the CRE Investments the Fund acquires until maturity. However, the length of the period during which the Fund holds each investment will vary depending on investment performance, the type of asset, interest rates, geographic location and other factors. The Adviser continually performs a hold-sell analysis on non-performing assets in the Fund’s portfolio in order to determine the optimal time to hold the asset to generate a strong return and mitigate risk. The determination of whether an investment will be sold or otherwise disposed of will be made after the Adviser considers all relevant factors, including but not limited to prevailing economic conditions, specific real estate market conditions and tax implications for shareholders.

Prospectus Dated [ ], 2024	14

Risk Management

Across all phases of the investment process, the Adviser focuses on analyzing the various types of risks facing the Fund’s portfolio and the overall market, while maintaining a disciplined approach to managing such risks.

Servicing

The Adviser generally will use independent third-party servicers (each, a “Servicer” and collectively, the “Servicers”) for the Fund’s loans.

The Adviser will encourage the Servicers it retains to implement an active servicing and management process for the loans. The Adviser will also make the Servicers accessible to its borrowers to respond to inquiries and offer loan modifications, among other activities.

The Adviser will regularly monitor the performance of the Fund’s loans as well as the related servicing. If a borrower misses a payment in a given month, the Adviser will notify the borrower and escalate collection efforts through a Servicer, unless the Adviser determines that a different strategy would be more effective in rehabilitating the Loan.

Certain of the Servicers retained by the Fund may be loan special servicers. Loan special servicing is distinct from routine loan servicing. When a loan becomes delinquent, the Servicer turns the loan over to a loan special servicer (a “Special Servicer”), an independent third party. The task of a Special Servicer is to rehabilitate non-performing loans and resell them. If rehabilitation of a non-performing loan proves to be impossible or impractical, the Special Servicer will initiate foreclosure proceedings, move to protect the loan collateral, and repossess and resell the property. Loan special servicing is a highly specialized business demanding specialized personnel skill sets, staffing, technology and processes. Special servicers receive incentive compensation based on their success in servicing the loans that they service.

Loan originators, mortgage servicers and special servicers require licenses in most states. The regulatory scrutiny — both state and federal — of servicing operations has escalated materially in recent years, and the Fund, the Servicers, or Special Servicers may be subject to private as well as regulatory actions and also may be subject to adverse publicity.

General Risks

The following are certain risk factors that relate to the operations and terms of the Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund.

The Shares are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is appropriate only for those investors who do not require a liquid investment, for whom an investment in the Fund does not constitute a complete investment program, and who fully understand and are capable of assuming the risks of an investment in the Fund.

Limited Operating History Risk. The Fund has a limited operating history as a diversified, closed-end interval fund. There is no assurance that the Fund will grow or maintain economically viable size, which may result in increased Fund expenses or a determination to liquidate the Fund.

Unlisted Closed-End Structure; Liquidity Limited to Quarterly Repurchases of Shares. The Fund has been organized as a diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although the Fund will offer a limited degree of liquidity by conducting quarterly repurchase offers, a shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end registered investment companies, and are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares, and should be viewed as a long-term investment.

Prospectus Dated [ ], 2024	15

There will be a substantial period of time between the date as of which shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s net asset value (“NAV”) may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

Repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. See “Quarterly Repurchase Offers.” An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Also, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its shareholders unless called for under the provisions of the 1940 Act.

Unspecified investments; dependence on the Adviser. The Adviser has complete discretion to select the Fund’s investments as opportunities arise. The Fund and, accordingly, shareholders, must rely upon the ability of the Adviser to identify and implement Fund investments consistent with the Fund’s investment objective. Shareholders will not receive or otherwise be privy to due diligence or risk information prepared by or for the Adviser in respect of the Fund’s investments. The Adviser has the authority and responsibility for the selection of the Fund’s investments and all other investment decisions for the Fund. The success of the Fund depends upon the ability of the Adviser to implement investment strategies that achieve the investment objective of the Fund. Shareholders will have no right or power to participate in the management or control of the Fund or the Fund’s investments, or the terms of any such investments. There can be no assurance that the Adviser will be able to implement successful strategies or achieve their respective investment objectives.

Concentration Risk. The Fund may, from time to time, invest a substantial portion of its assets in a particular asset type, industry, geographic location or securities instrument. In particular, the Fund expects to concentrate its investments in the U.S. commercial real estate industry. As a result, the Fund’s portfolio may be significantly impacted by the real estate market and may be subject to greater risk and volatility than if investments had been made in a broader diversification of investments in terms of asset type, geographic location or securities instrument. To the extent that the Fund’s portfolio is concentrated in a property type, geographic location or securities instrument, the risk of any investment decision is increased. See also “Geographic Concentration Risk” below.

Temporary Investments. The allocation among the Fund’s investments may vary from time to time, especially during the Fund’s initial period of investment operations. During the initial period of investment operations (which will be determined by the Adviser), the Fund may hold a substantial portion of the proceeds of the offering of Shares in short-term investments (including money market funds, short-term treasuries and other liquid investment vehicles) for a limited period of time while the Fund seeks desirable CRE Investments.

Delays in investing the net proceeds of the offering of Shares may impair the Fund’s performance. The Fund cannot assure you it will be able to identify any investments that meet its investment objective or that any investment that the Fund makes will produce a positive return. The Fund may be unable to invest the net proceeds of the Fund’s offering on acceptable terms within the time period that the Fund anticipates or at all, which could harm the Fund’s financial condition and operating results.

Short-term investments may produce returns that are significantly lower than the returns that the Fund expects to achieve when the Fund’s portfolio is fully invested in accordance with the Adviser’s investment strategies and policies. As a result, any distributions that the Fund pays while the Fund’s portfolio is not fully invested in accordance with the Adviser’s investment strategies and policies may be lower than the distributions that the Fund may be able to pay when the Fund portfolio is fully invested in accordance with the Adviser’s investment strategies and policies.

Prospectus Dated [ ], 2024	16

Commercial Real Estate-Related Securities Risk. The Fund will invest in commercial real estate-related debt, consisting of commercial mortgage loans. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties.

The following risks may affect real estate markets generally or specific assets and include, without limitation, general economic and social climate; regional and local real estate conditions; the supply of and demand for properties; the financial resources of tenants; competition for tenants from other available properties; the ability of the borrowers to manage the real properties; changes in building, environmental, zoning, tax or other applicable laws; changes in real property tax rates, changes in interest rates; negative developments in the economy that depress travel activity; uninsured casualties; condemnations; energy supply shortages; changes in the availability of debt financing and/or mortgage funds which may render the sale or refinancing of properties difficult or impracticable; increased mortgage defaults; acts of God; and other factors which are beyond the control of the Fund and the Adviser. Furthermore, changes in interest rates or the availability of debt may render the investment in real estate assets difficult or unattractive. The possibility of partial or total loss of capital will exist and investors should not subscribe unless they can readily bear the consequences of such loss. Many of these factors could cause fluctuations in occupancy rates, rent schedules or operating expenses, resulting in a negative effect on the value of real estate assets. Valuation of real estate assets may fluctuate. The capital value of the Fund’s investments may be significantly diminished in the event of a downward turn in real estate market prices.

Moreover, certain expenditures associated with real estate, such as taxes, debt service, maintenance costs and insurance, tend to increase over time and, in most cases, are not decreased by events adversely affecting rental revenues such as an unforeseen downturn in the real estate market, a lack of investor confidence in the market or a softening of demand. Thus, the cost of operating a property may exceed the rental income thereof. Insurance to cover losses and general liability in respect of properties may not be available or may be available only at prohibitive costs to cover losses from ongoing operations and other risks such as terrorism, earthquake, flood or environmental contamination. Even with comprehensive insurance to permit replacement in the event of total loss, certain types of losses are uninsurable or are not economically insurable, and the Fund will have no control over whether such insurance is maintained by the issuers in which it invests.

The Fund will invest in commercial real estate loans, mortgage loans, CMBS, and other similar types of investments. Certain factors may affect materially and adversely the market price and yield of such debt securities, including investor demand, changes in the financial condition of the borrower, government fiscal policy and domestic or worldwide economic conditions. Commercial real estate loans are secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expenses or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, and changes in governmental rules, regulations and fiscal policies, including environmental legislation, natural disasters, terrorism, social unrest and civil disturbances.

Short-Term Loans. The Fund will invest in short-term loans secured by first lien mortgages on commercial real estate, which have a greater risk of loss than stabilized commercial mortgage loans. Short-term loans provide interim financing to borrowers seeking short-term capital for the acquisition or transition (for example, lease up and/or repositioning) of commercial real estate and generally have a maturity of three years or less. A borrower under a short-term loan has usually identified an asset that has been under-managed and/or is located in a recovering market. If the market in which the asset is located fails to recover according to the borrower’s projections, or if the borrower fails to improve the operating performance of the asset or the value of the asset, the borrower may not receive a sufficient return on the asset to satisfy the short term loan, and the Fund will bear the risk that it may not recover some or all of its investment. In addition, borrowers usually use the proceeds from the sale of the asset or of a conventional mortgage loan to repay a short-term loan. The Fund may therefore be dependent on a borrower’s ability to sell the improved asset or to obtain permanent financing to repay a transitional loan, which could depend on market conditions and other factors. In the event of any failure to repay under a transitional loan held, the Fund will bear the risk of loss of principal and non-payment of interest and fees to the extent of any deficiency between the value of the mortgage collateral and the principal amount and unpaid interest of the transitional loan.

Prospectus Dated [ ], 2024	17

The ability of the Fund to generate income through its loan investments is dependent upon payments being made by the borrower underlying such loan investments. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities on commercial real estate. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. The yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates. The Fund may also hold mortgage-related securities without insurance or guarantees if the Adviser determines that the securities meet the Fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities market as a whole. Mortgage-backed securities are also subject to several risks created through the securitization process. Subordinate mortgage-backed securities are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes delinquent loans, there is a risk that the interest payment on subordinate mortgage-backed securities will not be fully paid. Subordinate mortgage-backed securities are also subject to greater credit risk than those mortgage-backed securities that are more highly rated. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, the Fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities and other entities that acquire and package mortgage loans for resale as mortgage-backed securities. Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself.

Prospectus Dated [ ], 2024	18

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

In the event of any default under a mortgage loan held by the Fund, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have a material adverse effect on the Fund’s cash flow from operations. In the event of a default by a borrower on a non-recourse loan, the only recourse for the holder of that investment will be to the underlying asset (including any escrowed funds and reserves) collateralizing the loan. If a borrower defaults on a commercial real estate loan and the underlying asset collateralizing the commercial real estate loan is insufficient to satisfy the outstanding balance of the commercial real estate loan, this may cause a loss of principal or interest for the Fund. In addition, even if with recourse to a borrower’s assets, there may not be full recourse to such assets in the event of a borrower bankruptcy.

Foreclosure of a mortgage loan can be an expensive and lengthy process that could have a substantial negative effect on anticipated returns on the foreclosed mortgage loan. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law.

If the Fund makes or invests in mortgage loans and there are defaults under those mortgage loans, the Fund may not be able to repossess and sell the underlying properties in a timely manner. The resulting time delay could reduce the value of the investment in the defaulted mortgage loans. An action to foreclose on a property securing a mortgage loan is regulated by state statutes and regulations and is subject to many of the delays and expenses of other lawsuits if the defendant raises defenses or counterclaims. In the event of default by a mortgagor, these restrictions, among other things, may impede the Fund’s ability to foreclose on or sell the mortgaged property or to obtain proceeds sufficient to repay all amounts due to the Fund on the mortgage loan.

Investments in commercial real estate loans are subject to changes in credit spreads. When credit spreads widen, the economic value of such investments decrease. Even though a loan may be performing in accordance with its loan agreement and the underlying collateral has not changed, the economic value of the loan may be negatively impacted by the incremental interest foregone from the widened credit spread.

Investment in long-term fixed rate debt securities will decline in value if long-term interest rates increase. Additionally, investments in floating-rate debt will be impacted by decreases in interest rates that may have a negative effect on value and interest income. Declines in market value may ultimately reduce earnings or result in losses to the Fund, which may negatively affect cash available for distribution to shareholders.

Loan Origination Risk. The Fund may invest in and/or originate loans, which are subject to risks of delinquency, foreclosure, and risk of loss. In the event of a borrower’s default, the Fund’s profitability may suffer a material adverse effect to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the loan.

Loans originated by the Fund may be in the form of whole loans, assignments, secured notes, senior lien loans, bridge loans or similar investments. The Fund may originate loans to borrowers that have limited or no credit history and/or no credit rating. To the extent a borrower has a credit rating, such rating may be below investment grade as determined by one or more NRSROs or the Adviser. The loans the Fund invests in or originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law.

Prospectus Dated [ ], 2024	19

The results of the Fund’s origination activities depend on several factors, including the availability of opportunities for the origination or acquisition of target investments, the level and volatility of interest rates, the availability of adequate short and long-term financing, conditions in the financial markets and economic conditions. Further, the Fund’s inability to raise capital may materially and adversely affect the Fund’s investment originations, business, liquidity, financial condition, results of operations and its ability to make distributions to Fund shareholders. The Fund may subsequently offer such investments for sale to third parties; provided, that there is no assurance that the Fund will complete the sale of such an investment. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund’s investments being over-concentrated in certain borrowers. The Fund will be responsible for the fees and expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be borne by the Fund and indirectly borne by the shareholders.

The ability of the Fund to generate income through loans it originates is dependent upon payments being made by the borrower underlying such loans. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

Loan origination subjects the Fund, either directly or indirectly, to risks associated with ownership of real estate, including changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, including competition based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. Real estate-related investments may entail leverage and may be volatile.

Loan origination also subjects the Fund to risks associated with debt instruments more generally, including credit risk, prepayment risk, valuation risk and interest rate risk. Competition for originations of and investments in the Fund’s target investments may lead to the price of such assets increasing or the decrease of interest income from loans originated by the Fund, which may further limit its ability to generate desired returns. In addition, as a result of this competition, desirable investments in the Fund’s target investments may be limited in the future, and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that the Adviser will be able to identify and make investments that are consistent with its investment objectives. In addition, the Fund may originate certain of its investments with the expectation of later syndicating a portion of such investment to third parties. Prior to such syndication, or if such syndication is not successful, the Fund’s exposure to the originated investment may exceed the exposure that the Adviser intended to have over the long-term or would have had had it purchased such investment in the secondary market rather than originating it.

Loan-Related Investments Risk. In addition to risks generally associated with debt securities and related investments (e.g., credit risk, interest rate risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults.

The Fund invests in senior loans. Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Generally, loans have the benefit of covenants that impose restrictions and obligations on the borrower, including, in some cases, restrictions on ability of the borrower to further encumber its assets.

“Covenant-lite” agreements feature incurrence covenants, as opposed to more restrictive maintenance covenants. Under a maintenance covenant, the borrower would need to meet regular, specific financial tests, while under an incurrence covenant, the borrower only would be required to comply with the financial tests at the time it takes certain actions (e.g., issuing additional debt, paying a dividend, making an acquisition). A covenant-lite obligation contains fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.

Prospectus Dated [ ], 2024	20

Loan Assignment and Participation Risk. The Fund may purchase loan assignments and participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could have a partial ownership interest in any collateral and could bear the costs and liabilities of owning and disposing of the collateral. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Credit Risk. The credit quality of borrowers for loans held by the Fund can change rapidly in certain market environments, particularly during times of market volatility, and the default of a single holding could cause significant NAV deterioration. Borrowers on a loan may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms and/or may go bankrupt. These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities. The Fund’s returns may be adversely impacted if a borrower becomes unable to make such payments when due. Although the Fund will make investments that the Adviser believes are secured by specific collateral the value of which may initially exceed the principal amount of such investments, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Certain loans originated by the Fund may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the loan. In such cases, the borrower’s ability to repay the principal of an investment may be dependent upon a liquidity event, refinancing, or the long-term success of the borrower, the occurrence of which is uncertain.

Interest Rate Risk. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities or other types of bonds to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). The U.S. Federal Reserve has recently begun raising interest rates in light of recent inflationary pressures and interest rates may increase rapidly. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. Interest rate increases may result in a decline in the value of the fixed income or other investments held by the Fund that move inversely to interest rates. A decline in the value of such investments would result in a decline in the Fund’s NAV. Additionally, further changes in interest rates could result in additional volatility and could cause Fund shareholders to tender their Shares for repurchase at its regularly scheduled repurchase intervals. The Fund may need to liquidate portfolio investments at disadvantageous prices in order to meet such repurchases. Further increases in interest rates could also cause dealers in fixed income securities to reduce their market making activity, thereby reducing liquidity in these markets. To the extent the Fund holds fixed income securities or other securities that behave similarly to fixed income securities, the longer the maturity dates are for such securities may result in a higher likelihood of a decrease in value during periods of rising interest rates.

Extension Risk. CMBS and other CRE Investments may be subject to extension, resulting in the term of the securities being longer than expected. Extensions are affected by a number of factors, including the general availability of financing in the market, the value of the related mortgaged property, the borrower’s equity in the mortgaged property, the financial circumstances of the borrower, fluctuations in the business operated by the borrower on the mortgaged property, competition, general economic conditions and other factors.

Prospectus Dated [ ], 2024	21

Risks Associated with Servicers of Commercial Real Estate. The exercise of remedies and successful realization of liquidation proceeds relating to commercial real estate loans underlying CMBS and other investments may be highly dependent on the performance of the servicer or special servicer. The servicer may not be appropriately staffed or compensated to immediately address issues or concerns with the underlying loans. Such servicers may exit the business and need to be replaced, which could have a negative impact on the portfolio due to lack of focus during a transition. Special servicers frequently are affiliated with investors who have purchased the most subordinate bond classes, and certain servicing actions, such as a loan extension instead of forcing a borrower pay off, may benefit the subordinate bond classes more so than the senior bonds. While servicers are obligated to service the portfolio subject to a servicing standard and maximize the present value of the loans for all bond classes, servicers with an affiliate investment in the CMBS or other investments may have a conflict of interest. There may be a limited number of special servicers available, particularly those which do not have conflicts of interest. In addition, to the extent any such servicers fail to effectively perform their obligations pursuant to the applicable servicing agreements, such failure may adversely affect the Fund’s investments.

Structured Finance Securities Risk. The Fund’s investments may consist of collateralized loan obligations (“CLOs”) or similar instruments. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Fund and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. In light of the above considerations, structured finance securities present risks similar to those of the other types of debt obligations in which the Fund may invest and such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. Structured finance securities may be subject to prepayment risk. In addition, the value of a structured finance security will be affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to liquidity and valuation risks.

Leverage Risk. Although the Fund has the option to borrow, directly or indirectly, including through one or more Subsidiaries, there are significant risks that may be assumed in connection with such borrowings. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Investors in the Fund should consider the various risks of leverage, including, without limitation, the risks described below. There is no assurance that a leveraging strategy would be successful.

Leverage involves risks and special considerations for shareholders including:

•	the likelihood of greater volatility of NAV of the Shares, and of the investment return to shareholders, than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the shareholders;

•	the effect of leverage in a declining market or a rising interest rate environment, which would likely cause a greater decline in the NAV of the Shares than if the Fund were not leveraged;

•	the potential for an increase in operating costs, which may reduce the Fund’s total return; and

•	the possibility either that dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Shares will fluctuate because such costs vary over time.

In the event that the Fund would be required to sell assets at a loss, including in order to redeem or pay off any borrowing, such a sale would reduce the Fund’s NAV and may make it difficult for the NAV to recover. The Fund nevertheless may continue to use leverage if the Adviser expects that the benefits to the shareholders of maintaining the leveraged position likely would outweigh a resulting reduction in the current return.

Prospectus Dated [ ], 2024	22

Certain types of borrowings by the Fund would result in the Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act. In addition, borrowings by the Fund may be made on a secured basis. The Fund’s custodian will then either segregate the assets securing the Fund’s borrowings for the benefit of the Fund’s lenders or arrangements will be made with a suitable sub-custodian. If the assets used to secure a borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. In the event of a default, the lenders will have the right, through the Fund’s custodian, to liquidate the Fund’s assets without consideration of whether doing so would be in the best interests of the Fund’s shareholders. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund’s shareholders, and the terms of the Fund’s borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.

The use of leverage involves financial risk and would increase the exposure of the Fund’s investment returns to adverse economic factors such as rising interest rates, downturns in the economy or deterioration in the condition of the investments. There would be a risk that operating cash flow available to the Fund would be insufficient to meet required payments and a risk that it would not be possible to refinance existing indebtedness or that the terms of such refinancing would not be as favorable as the terms of existing indebtedness. Borrowings by the Fund may be secured by any or all of the assets of the Fund, with the consequences that the Fund may lose more than its equity stake in any one investment, and may lose all of its capital.

Prepayment Risk. Many types of debt securities, including loans, loan-related investments and mortgage-backed securities, may reflect an interest in periodic payments made by borrowers. Although debt securities and other obligations typically mature after a specified period of time, borrowers may pay them off sooner. When a prepayment happens, all or a portion of the obligation will be prepaid. A borrower is more likely to prepay an obligation which bears a relatively high rate of interest. This means that in times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid and the Fund will probably be unable to reinvest those proceeds in an investment with as great a yield, causing the Fund’s yield to decline. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those investments at a premium, accelerated prepayments on those investments could cause a Fund to lose a portion of its principal investment and result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation, especially with respect to certain loans, mortgage-backed securities and asset-backed securities. The effect of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Income from a Fund’s portfolio may decline when a Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. A decline in income received by a Fund from its investments is likely to have a negative effect on the dividend levels, NAV and/or overall return of a Fund.

Liquidity Risk. Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Adviser would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities.

Many of the Fund’s investments will be illiquid, including the Fund’s CRE Investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid assets on acceptable terms even if a disposition is in the best interests of the Fund’s shareholders. The Fund cannot predict whether it will be able to sell any asset for the price or on the terms set by it or whether any price or other terms offered by a prospective purchaser would be acceptable to the Fund. The Fund also cannot predict the length of time needed to find a willing purchaser and to close the sale of an asset. The Fund may be required to expend cash to correct defects or to make improvements before an asset can be sold, and there can be no assurance that it will have cash available to correct those defects or to make those improvements. As a result, the Fund’s ability to sell investments in response to changes in economic and other conditions could be limited. Limitations on the Fund’s ability to respond to adverse changes in the performance of its investments may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Prospectus Dated [ ], 2024	23

Some funds in which the Fund invests may impose restrictions on when an investor may withdraw its investment or limit the amounts an investor may withdraw. To the extent that the Adviser seeks to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

Valuation Risk. Valuation risk is the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment and some valuations may involve assumptions, projections, opinions, discount rates, estimated data points and other uncertain or subjective amounts, all of which may prove inaccurate. In addition, the valuation of certain investments held by the Fund may involve the significant use of unobservable and non-market inputs. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Technological issues or other service disruption issues involving third party service providers may also cause the Fund to value its investments incorrectly.

If at any time the stated NAV of the Fund is lower than its true value, those investors who have their Shares repurchased at such time will be underpaid and investors who retain their Shares would be adversely affected if more Shares were to be issued at the low price than are repurchased at that price. Conversely, if the Fund’s stated NAV is higher than its true value, those investors who purchase Shares at such time will overpay, and if repurchases of Shares based on a high stated NAV were to exceed purchases of Shares at that value, investors who do not have their Shares repurchased will be adversely affected. The Fund’s fair value policies and procedures, valuation practices and operations generally may be amended and potentially adversely affected as the Fund seeks to comply with recently adopted regulations that apply to the valuation practices of registered investment companies, including the Fund.

Environmental Risk. The Fund could face substantial risk of loss from claims based on environmental problems associated with the real estate underlying the Fund’s investments, including claims in connection with adverse effects from global climate change. For example, persistent wildfires, a rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Furthermore, changes in environmental laws or in the environmental condition of an asset may create liabilities that did not exist at the time of the acquisition of such investment by the Fund and that could not have been foreseen. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such environmental condition. In addition, divestment trends tied to concerns about climate change could also adversely affect the value of certain assets.

In addition to the risk of environmental liability attaching to an investment, it is possible that investments acquired by the Fund could be affected by undisclosed matters. In respect of acquired land, the Fund’s lending to a borrower that owns such land could be affected by undisclosed matters such as legal easements, leases and all charges on property that have been registered and all charges that the acquiring entity is or should have been aware of at the time of the acquisition. Liability could also arise from the breaches of planning legislation and building regulations. Undisclosed breaches of other statutory regimes such as health and safety, fire and public health legislation, could also give rise to liability. The property owner could also be liable for undisclosed duties payable to municipalities and counties as well as public claims deriving from supply to the property of water, electricity and other utilities and services. It is therefore possible that the Fund could acquire an investment affected by such matters, which may have a material adverse effect on the value of such investments.

Risks Associated with Debt Financing. The Fund’s use of leverage may create a mismatch with the duration and index of the investments that it finances. The Fund generally seeks to structure its leverage such that it minimizes the differences between the term of its investments and the leverage it uses to finance such an investment. However, under certain circumstances, the Fund may determine not to do so, or it may otherwise be unable to do so. In addition, the Fund finances each loan or other investment on an individual basis. Accordingly, the extended term of the financed loan or other investment may not correspond to the term to extended maturity of the financing for such loan or other investment. In the event that the Fund’s leverage is for a shorter term than the financed loan or other investment, the Fund may not be able to extend or find appropriate replacement leverage and that would have an adverse impact on liquidity and returns. In the event that the Fund’s leverage is for a longer term than the financed loan or other investment, the Fund may not be able to repay such leverage or replace the financed loan or other investment with an optimal substitute or at all, which would negatively impact our desired leveraged returns.

Prospectus Dated [ ], 2024	24

The Fund generally attempts to structure its leverage such that it minimizes the differences between the index of its investments and the index of its leverage (for example, financing floating rate investments with floating rate leverage and fixed rate investments with fixed rate leverage). If such a product is not available to the Fund from its lenders on reasonable terms, it may use hedging instruments to effectively create such a match. For example, in the case of future fixed rate investments, the Fund may finance such investments with floating rate leverage, but effectively convert all or a portion of the attendant leverage to fixed rate using hedging strategies.

The Fund’s attempt to mitigate such risk are subject to factors outside its control, such as the availability of favorable financing and hedging options, which is further subject to a variety of factors, of which duration and term matching are only two. The risks of a duration mismatch are magnified by the potential for the extension of loans in order to maximize the likelihood and magnitude of their recovery value in the event the loans experience credit or performance challenges. Employment of this asset management practice would effectively extend the duration of the Fund’s investments, while the Fund’s liabilities have set maturity dates.

Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID-19 outbreak, and systemic market dislocations can be highly disruptive to economies and markets. In addition, military action by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments.

The impact of the COVID-19 pandemic has adversely affected the economies of many nations and the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. The COVID-19 crisis has also exacerbated other pre-existing political, social and economic risks in certain countries or globally. Other public health crises that may arise in the future could have similar or other unforeseen effects. The duration of the COVID-19 outbreak or any future outbreak and its effects cannot be determined with certainty. The COVID-19 outbreak has led, and in the future the COVID-19 outbreak or other future public health crises could lead, to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of both the Fund’s investments and a shareholder’s investment in the Fund, negatively impact the Fund’s performance, and overall prevent the Fund from implementing its investment strategies and achieving its investment objective.

Inflation Risk. The loans originated by the Fund are generally fixed-rate and with a typical stated duration of 12 to 36 months from the date of acquisition. Were significant inflation to occur, the value of the underlying property would rise with inflation but the debt service on the loan would not. Consequently, while presumably interest rates could be expected to rise materially with inflation, the Fund would be “stuck” holding (or selling at a discount) loans with a fixed interest rate materially below the prevailing interest rates on similar mortgages. This risk may be elevated compared to historical market conditions because of recent current events, monetary policy measures, regulatory changes, and the current interest rate environment.

Competition for Investment Opportunities. The Fund competes for investments with other investment funds (including registered investment companies, private equity funds, mezzanine funds and collateralized loan obligation funds), as well as traditional financial services companies such as commercial banks, finance companies, business development companies, small business investment companies and other sources of funding.

Prospectus Dated [ ], 2024	25

Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in private U.S. companies. As a result of these new entrants, competition for investment opportunities in private U.S. companies may strengthen. Many of the Fund’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than the Fund.

These characteristics could allow competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund is able to do. As a result, the Fund may lose investment opportunities if it does not match its competitors’ pricing, terms and structure. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to fully invest its subscriptions. Even if the Adviser identifies an attractive investment opportunity, the Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.

If the Fund is forced to match its competitors’ pricing, terms and structure, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. Furthermore, many of the Fund’s competitors are not subject to the source-of-income, asset diversification and distribution requirements the Fund must satisfy to maintain its qualification as a REIT.

Geographic Concentration Risk. The Fund seeks to hold loans in a number of different states, however, at any given time, and particularly during the earlier stages of the Fund’s life, the Fund’s portfolio may be focused in only a few states or regions. The value of loans is often highly idiosyncratic by area — e.g., certain market movements would be expected to have a material adverse effect on housing in the Southwest but not in the Northeast. The more concentrated the Fund’s portfolio, the more susceptible it is to the idiosyncratic risks relating to the areas in which it is invested, such as adverse economic conditions, adverse events affecting industries located in such areas and localized natural hazards, than would be the case for loans from more diverse locations.

Hedging. The Fund may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using derivative financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase losses. Further, hedging transactions may reduce cash available to pay distributions to shareholders.

While the United States has not experienced negative interest rates, some central banks in Europe and Asia have cut interest rates below zero, and the Open Market Committee of the Federal Reserve has not ruled out the possibility that it may in the future adopt similar policies in the United States. Because of the novelty that negative interest rates would present, it is possible that such rates would adversely affect the functionality of the Fund’s interest rate risk management and other models. This could lead to disruptions in the Fund’s hedging and other risk management programs, result in significant fair value losses on the derivatives we use to manage interest rate risk, reduce our net interest income, increase our operational risk, and have other unforeseen consequences. The REIT provisions of the Code may limit the Fund’s ability to hedge its operations effectively.

Access to Investments. The Fund is registered as an investment company under the 1940 Act and is subject to certain restrictions under the 1940 Act, and certain tax requirements, among other restrictions, that limit the Fund’s ability to make investments, as compared to a fund that is not so registered. Such restrictions may prevent the Fund from participating in (or increasing its share of) certain favorable investment opportunities, or may lead to a lack of exposure to a certain type of investment for certain periods of time. The Fund’s intention to qualify and be eligible for treatment as a REIT under the Code can limit its ability to acquire or continue to hold positions in investments that would otherwise be consistent with its investment strategy. The Fund incurs additional expenses (compared to a fund that is not registered under the 1940 Act) in determining whether an investment is permissible under the 1940 Act and in structuring investments to comply with the 1940 Act, which reduces returns to shareholders of the Fund.

Prospectus Dated [ ], 2024	26

General Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur now or in the future, which may materially adversely affect the Fund. For example, the regulatory and tax environment for leveraged investors and for private equity funds generally is evolving, and changes in the direct or indirect regulation or taxation of leveraged investors or private equity funds may materially adversely affect the ability of the Fund to pursue its investment strategies or achieve its investment objective. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) vests U.S. federal bank, securities and commodities regulators with significant and extensive rulemaking, supervisory and enforcement authority. The implementation of the Dodd-Frank Act requires the adoption of various regulations and the preparation of reports by various agencies over a period of time. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs.

Investment in Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment trusts and business development companies. The Fund may invest in exchange-traded funds, which are typically open-end funds or unit investment trusts listed on a stock exchange. One reason the Fund might do so is to gain exposure to CRE Investments represented by another fund at times when the Fund might not be able to buy the particular type of securities directly. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any premiums or sales charges. Absent Securities and Exchange Commission (“SEC”) exemptive or similar relief, the Fund’s investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the 1940 Act.

Incentive Fee Risk. The Investment Management Agreement (as defined herein) entitles the Adviser to receive incentive compensation on income regardless of any capital losses. In such case, the Fund may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter. Any Incentive Fee (as defined herein) payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. The Adviser is not under any obligation to reimburse the Fund for any part of the Incentive Fee they received that was based on accrued income that the Fund never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in the Fund’s paying an Incentive Fee on income it never received. The Incentive Fee payable by the Fund to the Adviser may create an incentive for the Adviser to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the Incentive Fee payable to the Adviser is determined may encourage them to use leverage to increase the return on the Fund’s investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor shareholders. Such a practice could result in the Fund’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

Reliance on Key Persons Risk. The Fund relies on the services of certain executive officers who have relevant knowledge of CRE Investments and familiarity with the Fund’s investment objective, strategies and investment features. The loss of the services of any of these key personnel could have a material adverse impact on the Fund.

Payment In-Kind for Repurchased Shares. The Fund does not expect to distribute securities as payment for repurchased Shares except in unusual circumstances. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or on shareholders not requesting that their Shares be repurchased. In the event that the Fund makes such a distribution of securities, shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Limitation on Ownership of Shares by Certain Persons. The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) contains restrictions on the number of shares any one person or group may own. Specifically, the Fund’s Declaration of Trust will not permit any person or group to own more than 9.8% in value or number of shares, whichever is more restrictive, of the Fund’s outstanding Shares or of the Fund’s outstanding capital stock of all classes or series, and attempts to acquire the Fund’s Shares or the Fund’s capital stock of all other classes or series in excess of these 9.8% limits would not be effective without an exemption from these limits (prospectively or retroactively) by the Board. These limits may be further reduced if the Board waives these limits for certain shareholders. These restrictions are designed, among other purposes, to enable the Fund to comply with ownership restrictions imposed on REITs by the Code. Attempted acquisitions in excess of the restrictions described above will be void from the outset pursuant to the Declaration of Trust.

Prospectus Dated [ ], 2024	27

Failure to Qualify as a REIT. The Fund intends to operate in a manner so as to qualify as a REIT for U.S. federal income tax purposes. As a REIT, the Fund generally would not be taxable on its net income and gain distributed currently to its shareholders. However, qualification as a REIT involves the application of highly technical and complex Code provisions for which only a limited number of judicial and administrative interpretations exist. Even an inadvertent or technical mistake could jeopardize the Fund’s REIT qualification. The Fund’s qualification as a REIT will depend on its satisfaction of certain asset, income, organizational, distribution, shareholder ownership and other requirements on a continuing basis. Moreover, new tax legislation, administrative guidance or court decisions, in each instance potentially with retroactive effect, could make it more difficult or impossible for the Fund to qualify as a REIT.

If the Fund fails to qualify as a REIT in any taxable year, it would be subject to U.S. federal and applicable state and local income tax on its taxable income at corporate rates, in which case the Fund might be required to borrow or liquidate some investments in order to pay the applicable tax. Losing its REIT qualification would reduce the Fund’s net income available for investment or distribution to shareholders because of the additional tax liability, which, in turn, could have an adverse impact on the value of the Fund’s Shares. In addition, distributions to shareholders would no longer qualify for the dividends-paid deduction, and the Fund would no longer be required to make distributions. Furthermore, if the Fund fails to qualify as a REIT in any taxable year for which it has elected to be taxed as a REIT, unless it qualifies for certain statutory relief provisions, it would generally be unable to qualify as a REIT for the four taxable years following the year in which its REIT qualification is lost.

Difficulty Meeting REIT Distribution Requirement. For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (“OID”) (such as debt instruments with paid-in-kind interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in income other amounts that the Fund has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, the Fund may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations promulgated thereunder as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require the Fund to recognize income where the Fund does not receive a corresponding payment in cash.

The Fund anticipates that a portion of its income may constitute OID or other income required to be included in taxable income prior to receipt of cash. Further, the Fund may elect to amortize market discounts and include such amounts in its taxable income in the current year, instead of upon disposition, as an election not to do so would limit the Fund’s ability to deduct interest expenses for tax purposes.

Because any OID or other amounts accrued will be included in the Fund’s REIT taxable income for the year of the accrual, the Fund may be required to make a distribution to shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to maintain its qualification as a REIT under the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for or maintain REIT tax treatment and thus become subject to U.S. corporate-level income tax. For additional discussion regarding the tax implications of a REIT, see “Certain Tax Considerations.”

Cybersecurity Risk. The Fund and its service providers are susceptible to cyber-attacks and to technological malfunctions that have effects similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and disrupting operations.

Prospectus Dated [ ], 2024	28

Successful cyber-attacks against, or security breakdowns of, the Fund, the Adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses and additional compliance costs. While the Adviser has established business continuity plans and systems designed to prevent, detect and respond to cyber-attacks, those plans and systems have inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could have material adverse consequences for those issuers and result in a decline in the market price of their securities. Furthermore, as a result of cyber-attacks, technological disruptions, malfunctions, or failures, an exchange or market may close or suspend trading in specific securities or the entire market, which could prevent the Fund from, among other things, buying or selling securities or accurately pricing their investments. The Fund cannot directly control cyber security plans and systems of its service providers, the Fund’s counterparties, issuers of securities in which the Fund invests, or securities markets and exchanges.

Restrictions on borrowing. The Fund may borrow for investment purposes. If the value of the Fund’s assets declines, the Fund may be unable to satisfy the asset coverage test, which would prohibit the Fund from paying distributions and could prevent the Fund from qualifying as a REIT. If the Fund cannot satisfy the asset coverage test, the Fund may be required to sell a portion of its investments and, depending on the nature of the Fund’s debt financing, repay a portion of the Fund’s indebtedness at a time when such sales may be disadvantageous. In addition, any amounts that the Fund uses to service its indebtedness would not be available for distribution by the Fund to shareholders.

Amount or frequency of distributions not guaranteed. The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board. Nevertheless, the Fund cannot assure shareholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions may be adversely affected by the impact of the risks described in this Prospectus. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

In the event that the Fund encounters delays in locating suitable investment opportunities, the Fund may return all or a substantial portion of the proceeds from the offering of Shares in anticipation of future cash flow, which may constitute a return of your capital to the extent of your tax basis in your Shares, and thereafter as a capital gain. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the proceeds from the offering of Shares, including any fees payable to the Adviser.  In addition, subject to the Fund’s compliance with REIT requirements, the Fund may reinvest part or all of its income to acquire new assets.

Availability of Financing and Market Conditions. Market fluctuations in business loans may affect the availability and cost of loans needed for the Fund’s investments. Credit availability has been restricted in the past and may become so in the future. Restrictions upon the availability of financing or high interest rates on such loans will adversely affect the value of existing Fund investments and may limit the Fund’s availability to source and invest in new investments. Interest paid by any investment of the Fund on its debt obligations will reduce cash available for distributions. As of the date of this Prospectus, the United States is experiencing a rising market interest rate environment. If any Fund investment incurs variable rate debt, such increased in interest rates would increase its interest costs, which could reduce the Fund’s return on its investments.

Repurchase Offers Risk. As described under “Quarterly Repurchase Offers” below, the Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct quarterly repurchase offers of the Fund’s outstanding Shares at the applicable NAV per Share, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25% of the Fund’s outstanding Shares at the applicable NAV per Share, pursuant to Rule 23c-3 under the 1940 Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

Prospectus Dated [ ], 2024	29

If a repurchase offer is oversubscribed, the Board may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. In the event that the Board determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV per Share of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV per Share for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders.

Securities Markets Risk. Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, or companies in which the Fund invests. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Limits of Risk Disclosure

The above discussions and the discussions in the SAI relating to various risks associated with the Fund, the Fund’s investments, and Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, the SAI, and the Declaration of Trust and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful, that the various Fund investments selected will produce positive returns or that the Fund will achieve its investment objective.

Prospectus Dated [ ], 2024	30

Management of the Fund

The Board of Trustees

The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the shareholders. A majority of Trustees of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a) (19) of the 1940 Act (the “Independent Trustees”). To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Adviser. See “Board of Trustees and Officers” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

The Adviser

Baseline Partners, LLC, located at 1819 E Southern Avenue, Suite B10, Mesa, Arizona, serves as the investment adviser of the Fund. The Adviser, founded in 2018, provides investment management services focused on seeking consistent income and capital preservation by investing in commercial real estate-related debt investments. The Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

The Fund’s investment objective is to seek consistent income, while the Fund’s secondary objective is capital preservation.

Portfolio Manager

Patrick Cardon, Chief Executive Officer and Chief Investment Officer is primarily responsible for the day-to-day management of the Fund. Mr. Cardon is the Founder, Managing Partner and Chief Investment Officer of the Adviser. Prior to founding the Adviser in 2018, Mr. Cardon invested and managed several investment portfolios of short-term commercial real estate, rental, and non-qualified mortgage loans and distressed residential loans and assets on behalf of institutional investors, foundations, endowments, family offices and high net worth individuals. In addition to his activities with the Adviser, Mr. Cardon leads the Cardon Family Office, a third-generation family business operating since 1934. At the Cardon Family Office, he directs and manages investments in commercial real estate including multi-family, office, industrial, and retail real estate asset classes, undeveloped land and residential master planned communities, private debt, private equity, venture capital, and other family investments and partnerships. Mr. Cardon holds a B.A. in history from Columbia University, where he was a merit scholar.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

Investment Management Agreement

Under the general oversight of the Board, the Adviser has been engaged to continuously furnish an investment program with respect to the Fund and to furnish such other services necessary to sponsor and manage the Fund that are not specifically delegated to other service providers of the Fund, including overseeing the work that is delegated to other service providers of the Fund. The Adviser compensates all Trustees and officers of the Fund who are members of the Adviser’s organization and who render investment services to the Fund.

Pursuant to the investment management agreement dated as of [  ], 2024 (the “Investment Management Agreement”), the Adviser agrees to manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objective and policies and determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested. The Adviser bears its own operating and overhead expenses attributable to its duties under the Investment Management Agreement (such as rent, utilities, salaries, office equipment and communications expenses). The Fund bears all other costs of its operations, including, without limitation, the expenses set forth in “Fund Expenses” below.

The Adviser may earn a profit on the Management Fee and Incentive Fee (as defined herein) paid by the Fund.

A discussion regarding the considerations of the Fund’s Board for approving the Investment Management Agreement will be included in the Fund’s first report to shareholders.

Prospectus Dated [ ], 2024	31

Management and Incentive Fees

Pursuant to the Investment Management Agreement, in consideration of the advisory services provided by the Adviser to the Fund, the Fund pays the Adviser a fee consisting of two components – a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”).

Management Fee

The Management Fee is payable at the end of each calendar month at the annual rate of 1.50% of the average daily NAV of the Fund.

A portion of the Management Fee may be paid to brokers or dealers that assist in the distribution of Shares.

Incentive Fee

The Incentive Fee is calculated and payable monthly in arrears based upon Pre-Incentive Fee Net Investment Income (as defined below) attributable to Class I Shares for the immediately preceding month, and is subject to a hurdle rate, expressed as a rate of return based on such class’s average monthly NAV (calculated in accordance with U.S. generally accepted accounting principles (“GAAP”)), equal to 0.583333% per month (or an annualized hurdle rate of 7%), subject to a “catch-up” feature. The “catch-up” provision is intended to benefit the Adviser and to provide the Adviser with an incentive fee of 15% on all of the Fund’s Pre-Incentive Fee Net Investment Income when the Fund’s Pre-Incentive Fee Net Investment Income reaches 0.686275% of the Class I shares’ NAV in any month. For this purpose, “Pre-Incentive Fee Net Investment Income,” with respect to Class I Shares, is defined as the share class’s share of net investment income (allocated based on the NAV of the share class relative to the Fund as a whole), which will include investment income earned by the Fund (i.e., interest income, dividend income, etc.) reduced by (1) Fund-related investment expenses (i.e., interest and dividend expense, expenses related to the execution of the investment strategy) and (2) after subtracting any reimbursement made by the Adviser to the Fund pursuant to any expense waiver or cap arrangement agreed to between the Adviser and the Fund, any other Fund expenses determined in accordance with U.S. GAAP prior to the application of the Incentive Fee (including, without limitation the Management Fee), except that such “other Portfolio expenses” shall not include, without limitation, any payments under a Rule 12b-1 plan.

Thus, with respect to each share class, the calculation of the Incentive Fee for each month is as follows:

•	No Incentive Fee is payable in any month in which the Pre-Incentive Fee Net Investment Income attributable to Class I Shares does not exceed the monthly hurdle rate of 0.583333% of such class’s average monthly net assets (calculated in accordance with U.S. GAAP and gross of any accrued (but unpaid) Incentive Fee if applicable during the payment period), or 7% annualized;

•	100% of the Pre-Incentive Fee Net Investment Income attributable to Class I Shares, if any, that exceeds the hurdle rate but is less than or equal to 0.686275% of such class’s average monthly NAV (calculated in accordance with U.S. GAAP and gross of any accrued (but unpaid) Incentive Fee if applicable during the payment period) in any month (8.2353% annualized) is payable to the Adviser; and

•	15% of the Pre-Incentive Fee Net Investment Income attributable to Class I Shares, if any, that exceeds 0.686275% of such class’s average monthly NAV (calculated in accordance with U.S. GAAP and gross of any accrued (but unpaid) Incentive Fee if applicable during the payment period) in any month (8.2353% annualized) is payable to the Adviser (i.e. once the hurdle rate is reached and the catch-up is achieved).

Prospectus Dated [ ], 2024	32

The following is a graphical representation of the calculation of the Monthly Incentive Fee:

Monthly Incentive Fee
Class’s pre-incentive fee net investment income
(expressed as a percentage of the Class’s average monthly NAV)

Percentage of Class I’s pre-incentive fee net investment income allocated to the Incentive Fee.

These calculations will be appropriately prorated for any period of less than one month.

Example 1: Pre-Incentive Fee Net Investment Income below Hurdle Rate

Assumptions

·	Hurdle Rate(2) = 0.583333%
·	Management Fee(3) = 0.125%
·	Other expenses (legal, accounting, custodian, interest expense, transfer agent, etc.)(4) = 0.1667%
·	Maximum Catch-Up Rate = 0.686275%
·	Investment income on direct investments (including interest, dividends, fees, etc.) = 0.85%
·	Pre-Incentive Fee Net Investment Income(1) (investment income - (Management Fee + other expenses)) = 0.5583%

Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate, therefore there is no income based fee.

Example 2: Pre-Incentive Fee Net Investment Income between Hurdle Rate and Maximum Catch-Up Rate

Assumptions

·	Hurdle Rate(2) = 0.583333%
·	Management Fee(3) = 0.125%
·	Other expenses (legal, accounting, custodian, interest expense, transfer agent, etc.)(4) = 0.1667%
·	Maximum Catch-Up Rate = 0.686275%
·	Investment income (including interest, dividends, fees, etc.) = 0.88%
·	Pre-Incentive Fee Net Investment Income(1) (investment income - (Management Fee + other expenses)) = 0.5883%

Pre-Incentive Fee Net Investment Income exceeds Hurdle Rate, therefore there is an income based fee.

Income Based Fee	= 100% × (“Pre-Incentive Fee Net Investment Income” - Hurdle Rate)
= 100% × (0.5883% - 0.583333%)
= 0.0050%

Prospectus Dated [ ], 2024	33

Example 3: Pre-Incentive Fee Net Investment Income above Maximum Catch-Up Rate

Assumptions

·	Hurdle Rate(2) = 0.583333%
·	Management Fee(3) = 0.125%
·	Other expenses (legal, accounting, custodian, interest expense, transfer agent, etc.)(4) = 0.1667%
·	Maximum Catch-Up Rate = 0.686275%
·	Investment income (including interest, dividends, fees, etc.) = 0.98%
·	Pre-Incentive Fee Net Investment Income(1) (investment income - (Management Fee + other expenses)) = 0.6883%

Pre-Incentive Fee Net Investment Income exceeds Hurdle Rate, therefore there is an income based fee.

Income Based Fee	= (100% × (Maximum Catch-Up Rate - Hurdle Rate)) + (15% × (Pre-Incentive Fee Net Investment Income - Maximum Catch-Up Rate))
= (100% × (0.686275% - 0.583333%)) + (15% × (0.6883% - 0.686275%))
= 0.10325%

Footnotes

(1) The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets.

(2) Represents the 0.583333% monthly Hurdle Rate.

(3) Represents a month of the 1.50% annualized Management Fee on net assets.

(4) Hypothetical other expenses. Excludes organization and offering expenses.

Distributor

The Fund continuously offers the Shares at their NAV per Share through UMB Distribution Service, LLC, the principal underwriter and distributor of the Shares (the “Distributor”). The Fund has entered into a Distribution Agreement with the Distributor, located at 235 W. Galena Street, Milwaukee, Wisconsin 53212. The Distributor is not required to buy any Shares and does not intend to make a market in the Shares.

Under the Fund’s Distribution Agreement, the Distributor is also responsible for entering into agreements with qualified broker/dealers and other persons or entities (collectively, “Selling Agents”) with respect to the offering of Shares to the public. For these services, the Distributor receives an annual fee payable quarterly in arrears from the Adviser. The Adviser is also responsible for paying any out-of-pocket expenses incurred by the Distributor in providing services under the Distribution Agreement.

Under the Fund’s Distribution Agreement with the Distributor, the Fund agrees to indemnify the Distributor and its control persons against certain liabilities including those that may arise under the Securities Act, the Securities Exchange Act of 1934, as amended, the 1940 Act and any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise as a result of: (1) the Distributor serving as distributor of the Fund pursuant to the agreement; (2) untrue statements of material fact or the omissions of material facts required to make statements not misleading in Fund offering materials, sales materials and shareholder reports; and (3) any losses the Distributor may incur when acting with instructions from the Fund or its representatives.

The Distributor may engage one or more Selling Agents to assist in the distribution of Shares. Selling Agents may charge a separate fee for their service in conjunction with an investment in the Fund and/or maintenance of investor accounts. Such a fee is not a sales load imposed by the Fund or the Distributor and will be in addition to the fees charged or paid by the Fund. The payment of these fees and the effect of these fees on the performance of a shareholder’s investment in Shares will not be reflected in the performance returns of Shares.

Prospectus Dated [ ], 2024	34

Selling Agents may also impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions described in this Prospectus and are not imposed by the Fund, the Distributor or any other Fund service providers. These terms and conditions may affect or limit a prospective or current shareholder’s ability to purchase Shares, a current shareholder’s ability to tender Shares to the Fund for repurchase or to otherwise transact business with the Fund. Services provided by Selling Agents may vary. Shareholders investing in Shares through a Selling Agent should consult with the Selling Agent regarding the terms and conditions related to accounts held at the Selling Agent, services provided to such accounts and related service fees as well as operational limitations of the Selling Agent.

The Adviser pays for any distribution, shareholder servicing, marketing and promotional services rendered to the Shares including payments to Selling Agents for the sale of Shares and related shareholder services and payments to other entities marketing the Fund. These expenses are not reflected in the expense table included in this Prospectus. Payments to Selling Agents or other entities marketing the Fund create conflicts of interest by influencing the Selling Agent, marketing entity and your salesperson to recommend Shares over another investment. These payments may also benefit the Adviser, the Distributor and their respective affiliates if these payments result in an increase in the NAV of Shares, the value upon which any fees payable by the Fund to these entities are based.

Distribution and Service Plan

Distribution and Services (12b-1) Plan

In connection with obtaining exemptive relief from the SEC permitting the Fund, subject to certain conditions, to offer multiple classes of Shares, the Fund has agreed to operate under a Distribution and Services (12b-1) Plan (the “Distribution and Services Plan”) with respect to Class I Shares in compliance with Rule 12b-1 under the 1940 Act. The Distribution and Services Plan allows the Fund to pay distribution and service (12b-1) fees for the promotion and distribution of its Class I Shares. Under the Distribution and Services Plan, the Fund or the Distributor is permitted to pay as compensation to any registered securities dealer, financial institution, or any other person who renders assistance in distributing or promoting the sale of Class I Shares, or who provides certain shareholder services, pursuant to a written agreement, a distribution fee of up to 0.20% on an annualized basis of Fund’s NAV attributable to Class I Shares (the “Distribution and Service Fee”). Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges.

Administrative Services

UMB Fund Services, Inc. serves as the Fund’s administrator and dividend-paying agent (the “Administrator”) under an administration agreement (the “Administration Agreement”) between the Administrator and the Fund, and performs certain administrative, accounting and other services for the Fund. In consideration of these administrative services, the Fund pays the Administrator a fee (the “Administration Fee”) at an annualized rate beginning at 0.06% of the Fund’s average daily net assets, which rate decreases as assets reach certain levels, subject to a minimum annual fee of $36,000 and certain fixed fees. The Administration Fee is paid monthly and is an expense paid out of the Fund’s net assets. The Administrator’s principal business address is 235 W. Galena Street, Milwaukee, Wisconsin 53212. The Administrator may delegate or sub-contract certain of its services to other entities, including a sub-administrator.

Custodian

UMB Bank n.a. (“UMB Bank”) serves as the Fund’s custodian of the cash and securities owned by the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of UMB Bank or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. UMB Bank is paid a monthly fee at an annualized rate calculated based on the average daily net assets subject to a minimum annual fee of $36,000, and certain fixed fees. UMB Bank receives a monthly fee UMB Bank’s principal business address is 928 Grand Boulevard, 10th Floor, Kansas City, Missouri 64106.

[[U.S. Bank National Association] (“U.S. Bank”), a custodian with experience in the custody of loans, serves as the custodian of the Fund’s loans held by the Fund. U.S. Bank holds the Fund’s loans in compliance with Section 17(f) of the 1940 Act. U.S. Bank is paid [   ]. U.S. Bank’s principal business address is [   ].]

Prospectus Dated [ ], 2024	35

Fund Expenses

Fund Operating Expenses

The Fund bears all expenses and costs incurred in the conduct of the Fund’s business, including, without limitation the following: (a) all of the legal and other out-of-pocket expenses incurred in connection with the organization of the Fund and the offering of its shares; (b) ordinary administrative and operating expenses, including the Management Fee, the Incentive Fee, and all expenses associated with the pricing of Fund assets; (c) risk management expenses; (d) distribution and/or shareholder servicing fees; (e) ordinary and recurring investment expenses, including brokerage commissions and other transactional expenses (including loan origination transactional expenses), custodial costs, and interest charges; (f) professional fees (including, without limitation, expenses of consultants, experts, and specialists); (g) fees and expenses in connection with repurchase offers and any repurchases or redemptions of Fund shares of beneficial interest; (h) office space, office supplies, facilities and equipment for the Fund; (i) executive and other personnel for managing the affairs of the Fund, other than for the provision of portfolio management services provided by the Adviser; (j) any of the costs of printing and mailing the items referred to in section (x) of this paragraph; (k) any of the costs of preparing, printing and distributing sales literature; (l) compensation of trustees of the Fund who are not directors, officers or employees of the Adviser or of any affiliated person (other than a registered investment company) of the Adviser; (m) registration, filing and other fees in connection with requirements of regulatory authorities; (n) the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services; (o) charges and expenses of independent accountants retained by the Fund; (p) charges and expenses of any transfer agents and registrars appointed by the Fund; (q) brokers’ commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (r) taxes and fees payable by the Fund to federal, state or other governmental agencies; (s) any cost of certificates representing shares of the Fund; (t) legal fees and expenses in connection with the affairs of the Fund, including registering and qualifying its shares with federal and state regulatory authorities; (u) expenses of meetings of shareholders and trustees of the Fund; (v) interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts); (w) other borrowing costs and fees including interest and commitment fees; (x) the costs of services, including services of counsel, required in connection with the preparation of the Fund’s registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities; (y) the Fund’s expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses; (z) all filing costs, fees, and any other expenses which are directly related to the investment of the Fund’s assets; and (aa) any extraordinary expenses, including any litigation expenses.

The Adviser will bear all of its own routine overhead expenses, including rent, utilities, salaries, office equipment and communications expenses. In addition, the Adviser is responsible for the payment of the compensation and expenses of those members of the Board and officers of the Fund affiliated with the Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

Expense Limitation Agreement

The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has contractually agreed to reduce its Management Fee and pay the operating expenses of the Fund’s Class I shares in order to limit such class’s expenses (exclusive of the Excluded Expenses (as defined below)) to the annual percentage rate of 2.50% of the average daily net assets of such class, subject to the obligation of the Fund to repay the Adviser such deferred fees and expenses in future years, if any, when such class’s expenses (exclusive of the Excluded Expenses) fall below its stated percentage rate, but only to the extent that such repayment would not cause such class’s expenses (exclusive of the Excluded Expenses) in any such future year to exceed its stated percentage rate, and provided that the Fund is not obligated to repay any such deferred fees and expenses more than three years after the end of the month in which they were incurred. Any obligation of the Fund to repay the Adviser in accordance with the preceding sentence is limited to the lesser of (i) the expense limitation percentage in effect at the time of the waiver, and (ii) the expense limitation percentage in effect at the time of such repayment. The Expense Limitation Agreement has a term of ten years and may be terminated by the Fund or the Adviser upon sixty (60) days’ prior written notice to the other party.

For purposes of the Expense Limitation Agreement, “Excluded Expenses” means the Incentive Fee, brokerage commissions and other transactional expenses (including loan origination transactional expenses), interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees (including commitment fees), taxes, acquired fund fees and expenses, litigation and indemnification expenses, judgments, and extraordinary expenses.

Prospectus Dated [ ], 2024	36

The Fund bears directly certain ongoing offering costs associated with any periodic offers of Shares, which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the shareholders for U.S. federal income tax purposes. The Adviser voluntarily agreed to pay all expenses related to the organization, offering and initial registration of the Fund. Such expenses are subject to repayment by the Fund to the Adviser in accordance with the Expense Limitation Agreement.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund.

Conflicts of Interest

The Fund may be subject to a number of actual and potential conflicts of interest, including, but not limited to, those set forth in further detail below.

The Adviser may from time to time engage in financial advisory activities that are independent from, and may conflict with, those of the Fund. In the future, there might arise instances where the interests of the Adviser conflict with the interests of the Fund. The Adviser may from time to time provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund), which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund, and which may compete with the Fund for investment opportunities. In addition, the Adviser and each of its respective clients may from time to time invest in securities that would be appropriate for the Fund. By acquiring Shares of the Fund, each shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest, except as may otherwise be provided under the provisions of applicable state law or Federal securities law which cannot be waived or modified.

Although the Adviser will seek to allocate investment opportunities among the Fund and its other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Adviser will be appropriate for the Fund or will be referred to the Fund. The Adviser is not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Adviser may buy and sell securities or other investments for their own accounts. As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund and the Adviser has adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the transactions of the Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

Allocation of the Adviser’s time

The Fund substantially relies on the Adviser to manage the day-to-day activities of the Fund and implement the Fund’s investment strategy. The Adviser may in the future be involved with activities that are unrelated to the Fund. For example, the Adviser is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser and its officers and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund and the management of the assets of other clients of the Adviser. The Adviser and its employees will devote only as much of their time to the Fund’s business as the Adviser and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, the Adviser and its employees may experience conflicts of interest in allocating management time, services and functions among the Fund and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other entities than to the Fund.

Prospectus Dated [ ], 2024	37

Nevertheless, the Fund believes that the members of the Adviser’s senior management and the other key professionals have sufficient time to fully discharge their responsibilities to the Fund and to the other businesses in which they are involved. The Fund believes that its executive officers will devote the time required to manage the business and expect that the amount of time a particular executive officer devotes to the Fund will vary during the course of the year and depend on the Fund’s business activities at the given time.

Compensation arrangements

The Adviser will receive fees from the Fund in return for its services, and these fees could influence the advice provided by the Adviser. Among other matters, the compensation arrangements could affect the Adviser’s judgment with respect to offerings of equity by the Fund, which allow the Adviser to earn increased Management Fees.

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund intends to declare income dividends daily and distribute them monthly to shareholders of record. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. A shareholder’s dividends and capital gain distributions will be automatically reinvested if the shareholder does not instruct the Administrator otherwise. A shareholder who elects not to reinvest will receive both dividends and capital gain distributions in cash via wire, ACH, and/or check at the election of the shareholder. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Any distributions reinvested will nevertheless remain subject to U.S. federal (and applicable state and local) taxation to shareholders. The Fund may finance its cash distributions to shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including the Fund’s investments), non-capital gains proceeds from the sale of assets (including the Fund’s investments), and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions.

Each year a statement on IRS Form 1099-DIV (or successor form) identifying the character (e.g., as ordinary income or long-term capital gain) of the distributions will be mailed to shareholders. The Fund’s distributions may exceed the Fund’s current and accumulated earnings and profits. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of a shareholder’s investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

The Fund intends to qualify as and be treated annually, as a REIT under the Code. To qualify for and maintain REIT tax treatment, the Fund must, among other things, distribute for its taxable year at least the (a) sum of (i) 90% of its “real estate investment trust taxable income” (as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding any net capital gain-- net short-term capital gains over net long-term capital losses) and (ii) 90% net income, if any, (after tax) from foreclosure property, minus (b) the sum of specified items of non-cash income. A REIT may satisfy the distribution requirement by distributing dividends during the taxable year (including dividends declared and payable to shareholders of record in October, November or December of a taxable year that, if actually paid in the following January, are treated as paid by a REIT and received by its shareholders in December of the prior taxable year). In addition, a REIT may, in certain cases, satisfy the distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of the Code. If a REIT makes a spillover dividend the amounts will be included in IRS Form 1099-DIV for the year the spillover distribution is paid.

The Fund can offer no assurance that it will achieve results that will permit the Fund to pay any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes the Fund to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings. See “Certain Tax Considerations.”

Prospectus Dated [ ], 2024	38

In the event that the Fund encounters delays in locating suitable investment opportunities, the Fund may return all or a substantial portion of the proceeds from the offering of Shares in anticipation of future cash flow, which may constitute a return of your capital to the extent of your tax basis in your Shares, and thereafter as a capital gain.

The Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information and holding period for Fund shares. The Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, shareholder cost basis will be determined under the default method selected by the Fund. The cost basis method a shareholder elects (or the cost basis method applied by default) may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Dividend Reinvestment

Unless a shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends) with respect to a class of Shares will be automatically reinvested by the Fund in additional Shares of the corresponding class, which will be issued at the NAV per Share determined as of the ex-dividend date. An election not to reinvest dividends and to instead receive all dividends and capital gain distributions in cash may be made by contacting the Administrator at 235 W. Galena Street, Milwaukee, Wisconsin 53212 or [  ].

Outstanding Securities

As of [    ], 2024, the following Shares of the Fund were authorized for registration and outstanding:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding Exclusive of Number Shown Under (3)
Class I Shares	Unlimited	$0	$[ ]

Quarterly Repurchase Offers

The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of your Shares, makes quarterly offers to repurchase Shares. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase with cash at least 5% and up to 25% of its Shares at the applicable NAV per Share on a regular schedule, with certain limited exceptions. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at the applicable NAV per Share, subject to approval of the Board. The schedule requires the Fund to make repurchase offers every three months.

Repurchase Dates

The Fund intends to make quarterly repurchase offers every three months. As discussed below, the date on which the repurchase price for Shares is determined will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).

Prospectus Dated [ ], 2024	39

Repurchase Request Deadline

The date by which shareholders wishing to tender Shares for repurchase must respond to the repurchase offer will be no more than fourteen days before the Repurchase Pricing Date (defined below). When a repurchase offer commences, the Fund sends, at least twenty-one (21) and no more than forty-two (42) days before the Repurchase Request Deadline, written notice to each shareholder setting forth, among other things:

●	The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed.

●	The date on which a shareholder’s repurchase request is due.

●	The date that will be used to determine the NAV per Share of the respective Share class applicable to the repurchase offer (the “Repurchase Pricing Date”).

●	The date by which the Fund will pay to shareholders the proceeds from their Shares accepted for repurchase.

●	The NAV of the Shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV per Share.

●	The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.

●	The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice may be included in a shareholder report or other Fund document. Shareholders that hold Shares through a financial intermediary will need to ask their financial intermediary to submit their repurchase requests and tender Shares on their behalf. The Repurchase Request Deadline will be strictly observed. If a shareholder’s repurchase request is not submitted to the Fund’s transfer agent in properly completed form by the Repurchase Request Deadline, the shareholder will be unable to sell his or her Shares to the Fund until a subsequent repurchase offer, and the shareholder’s request for that offer must be resubmitted. If a shareholder’s Authorized Intermediary will submit his or her repurchase request, the shareholder should submit his or her request to the Authorized Intermediary in the form requested by the Authorized Intermediary sufficiently in advance of the Repurchase Request Deadline to allow the Authorized Intermediary to submit the request to the Fund. If a shareholder’s Authorized Intermediary is unable or fails to submit the shareholder’s request to the Fund in a timely manner, or if the shareholder fails to submit his or her request to the shareholder’s Authorized Intermediary, the shareholder will be unable to sell his or her Shares to the Fund until a subsequent repurchase offer, and the shareholder’s request for that offer must be resubmitted. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Determination of Repurchase Price and Payment for Shares

The Repurchase Pricing Date will occur no later than the fourteenth (14th) day after the Repurchase Request Deadline (or the next business day, if the fourteenth day is not a business day). The Fund expects to distribute payment to shareholders between one (1) and three (3) business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date. The Fund’s NAV per Share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV is discussed below under “Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain the current NAV by visiting the Fund’s website (www.baseline-partners.com) or calling the Fund’s transfer agent, [  ], at [  ].

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act. The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a REIT under Subchapter M of the Code; (2) for any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Prospectus Dated [ ], 2024	40

Oversubscribed Repurchase Offers

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Trustees set for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund, which is currently expected to be 5% of the Fund’s outstanding Shares. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis.

If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the repurchase payment deadline, or which mature by the repurchase payment deadline. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional Shares so as to mitigate these effects.

These and other possible risks associated with the Fund’s repurchase offers are described under “General Risks — Repurchase Offers Risk” above. In addition, the repurchase of Shares by the Fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Certain Tax Considerations” below and in the SAI.

Calculation of Net Asset Value; Valuation

The Fund calculates the NAV of Class I Shares of the Fund as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on each business day (each, a “Determination Date”). In determining the NAV of Class I Shares, the Fund values its investments as of the relevant Determination Date. The NAV of Class I Shares of the Fund equals, unless otherwise noted, the value of the total assets of the class less all of the liabilities attributable to the class, including accrued fees and expenses, each determined as of the relevant Determination Date.

The Board has approved valuation procedures for the Fund (the “Valuation Procedures”) and delegated to the Adviser the responsibility to determine the fair value of the Fund’s investments. The Adviser oversees the implementation of the Valuation Procedures and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. The Adviser has established a valuation committee comprised of representatives of the Adviser (the “Valuation Committee”) to provide input to the Adviser in making fair value determinations in accordance with the Valuation Procedures. The Adviser may engage a third-party valuation agent to provide inputs in determining fair valuations and/or review fair valuation determinations by the Adviser. The Adviser provides primary day-to-day oversight of valuation of the Fund’s investments and acts in accordance with the Valuation Procedures as developed and approved by the Board.

Prospectus Dated [ ], 2024	41

Securities traded on any national or foreign exchange (excluding the Nasdaq National Market (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM)) will be valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price.

Fixed income securities, swaps, currency-, credit- and commodity-linked notes, and other similar instruments [that are publicly traded or for which market prices are reasonably available] will be valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts, provided the Valuation Committee has determined, using factors outlined in the Valuation Procedures, that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Overnight repurchase agreements will be valued at cost. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be valued by the Valuation Committee at the average of the bid quotations obtained daily from at least two recognized dealers.

Securities for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations, the Adviser considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Adviser makes use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments) the fair value is determined by the Adviser in a manner that most appropriately reflects fair market value of the security on the valuation date.

In determining the fair value of a fixed income security for which there are no readily available market quotations, the Adviser may consider borrower- or loan-level data (e.g., credit risk); expectations of rental income, expenses, capitalization rates, and principal and interest payments; timing of future sales and payments; comparable assets with similar market and asset characteristics, including property type and quality, geography and vacancy rate; historical loan and underlying collateral activity; for non-performing loans, the most likely resolution scenario, taking into account property location, unpaid loan balance compared to current value, amount of expense until expected resolution, anticipated length of non-payment/default, estimated property values, expected disposition timing and/or other factors; and other relevant factors.

In determining the fair value of an equity security for which there are no readily available market quotations, the Adviser may consider the type of security; the size of the holding; the initial cost of the security; transactions in comparable securities; price quotes from dealers and/or pricing services; relationships among various securities; information obtained by contacting the issuer, analysts, or the appropriate securities exchange; an analysis of the issuer’s financial statements; and the existence of merger proposals or tender offers that might affect the value of the security.

The Adviser will also utilize the valuation services of Houlihan Capital Advisors, LLC (“Houlihan”) as an input to value its CRE Investments. In determining the fair value of a CRE Investment for which there are no readily available market quotations, Houlihan will principally consider evidences of the current and forward-looking earning power of the investment, the financial and competitive position of the investment, dividend paying capacity, book value, and other facts and circumstances that a market participating willing buyer and willing seller would consider in negotiating and completing a third-party arm’s-length sale in the marketplace. Houlihan will also consider prices realized in actual sales of securities or overall ownership interests in similar companies or investments within a reasonable period of time prior to the date of value.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Determining fair value involves subjective judgments, and it is possible that the fair value determined by the Adviser for an investment may differ materially from the value that could be realized upon the ultimate sale of the investment. There is no single standard for determining fair value of an investment. Rather, in determining the fair value of an investment for which there are no readily available market quotations, the Adviser will value such investment in a manner consistency with the Adviser’s Valuation Procedures. Fair value prices are estimates, and there is no assurance that such a price will be at or close to the price at which the investment is next quoted or next trades.

Prospectus Dated [ ], 2024	42

The Adviser may in the future act as investment adviser to other clients that invest in securities for which no public market price exists. Valuation determinations by the Adviser for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Management Fee, are accrued on a daily basis on the Determination Date and taken into account for the purpose of determining the Fund’s NAV.

Certain Tax Considerations

This section summarizes some of the U.S. federal income tax consequences to U.S. persons of investing in the Fund; the consequences under non-U.S. tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of U.S. federal, state, and local and non-U.S. income tax laws. Please see the SAI for additional information regarding the tax aspects of investing in the Fund.

Treatment as a Real Estate Investment Trust

The Fund intends each year to qualify and be eligible to be treated as a REIT under the Code. A REIT is not subject to U.S. federal income tax at the corporate level on income and gains that are distributed to shareholders, subject to certain exceptions described under “Tax Status” in the SAI. If the Fund were to fail to qualify for taxation as a REIT in any taxable year, and no relief provisions apply, the Fund would be subject to tax on its taxable income at regular corporate rates. Unless entitled to relief under specific statutory provisions, the Fund would also be disqualified from taxation as a REIT for the four taxable years following the year during which it lost its qualification. No assurances can be provided that the Fund will qualify as a REIT in any given taxable year, and it is not possible to state whether in all circumstances the Fund would be entitled to statutory relief.

The Fund’s qualification and taxation as a REIT depend upon the Fund’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the U.S. federal tax laws. Those qualification tests involve the percentage of income that the Fund earns from specified sources, the percentage of the Fund’s assets that falls within specified categories, the diversity of the ownership of the Fund’s shares, and the percentage of the Fund’s taxable income that the Fund distributes.

The Fund’s investments can be limited by the Fund’s intention to qualify as a REIT and can limit the Fund’s ability to so qualify. If the Fund were to fail to meet the requirements to be taxed as a REIT, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if the Fund were otherwise to fail to qualify as a REIT accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a REIT that is accorded special tax treatment under the Code.

The Fund may hold certain investments that are not expected to give rise to qualifying income through one or more taxable REIT subsidiaries (“TRSs” or “TRS”), which are 100% owned subsidiaries of the Fund that are treated as U.S. corporations for U.S. federal income tax purposes and that elect to be a TRS. A TRS will be required to pay U.S. corporate income tax on its earnings, which ultimately will reduce the yield on investments held by the TRS. The Fund may not invest more than 20% of its total assets in one or more TRSs.

Taxes on Fund Distributions

A shareholder subject to U.S. federal income tax will generally be subject to tax on Fund distributions. For U.S. federal income tax purposes, Fund distributions made out of current or accumulated earnings and profits (other than distributions designated as capital gain dividends) will be taxable to a shareholder as ordinary income. Such distributions generally will not qualify as “qualified dividend income” currently taxed as net capital gain for U.S. shareholders that are individuals, trusts, or estates. For taxable years beginning before January 1, 2026, non-corporate shareholders may deduct up to 20% of “qualified REIT dividends,” which generally include ordinary REIT dividends that are not capital gain dividends and that are not qualified dividend income.

Prospectus Dated [ ], 2024	43

Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any capital loss carryforwards) that are properly reported by the Fund as capital gain dividends generally will be treated as long-term capital gains includible in a shareholder’s net capital gains and taxed to individuals at reduced rates. The Fund does not expect a significant portion of its distributions to be treated capital gain dividends.

The Code generally imposes a 3.8% Medicare contribution tax on the ‘‘net investment income’’ of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund (without regard to the 20% deduction for qualified REIT dividends), including any capital gain dividends, and net capital gains recognized on the sale, redemption or exchange of Fund Shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be finally determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s current and accumulated earnings and profits. In that case, the excess generally would be treated as return of capital and would reduce a shareholder’s tax basis in the applicable Shares (but not below zero), with any amounts exceeding such basis treated as a capital gain from the sale of such Shares. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its Shares (but not below zero), thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its Shares.

Fund distributions are taxable to shareholders as described above even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid).

Certain Fund Investments

The Fund’s investments in certain debt instruments could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to sell or otherwise dispose of other investments in order to make required distributions, including when it is not advantageous to do so).

Taxes When you Dispose of Your Shares

Any gain resulting from the disposition of Shares that is treated as a sale or exchange for U.S. federal income tax purposes generally will be taxable to shareholders as capital gains for U.S. federal income tax purposes.

Generally, shareholders who offer, and are able to sell all of the Shares they hold or are deemed to hold in response to a repurchase offer (as described above), will be treated as having sold their Shares, thus recognizing a capital gain or loss. In the case of shareholders who tender or are able to sell fewer than all of their Shares, it is possible that any amounts that the shareholder receives in such repurchase will be taxable as a dividend to such shareholder. In addition, there is a risk that shareholders who do not tender any of their Shares for repurchase, or whose percentage interest in the Fund otherwise increases as a result of the repurchase offer, will be treated for U.S. federal income tax purposes as having received a taxable dividend distribution as a result of their proportionate increase in the ownership of the Fund. The Fund’s use of cash to repurchase Shares could adversely affect its ability to satisfy the distribution requirements for treatment as a REIT. The Fund could also recognize income in connection with its sale or other disposal of portfolio securities to fund share repurchases. Any such income would be considered in determining whether such distribution requirements are satisfied.

Backup Withholding

The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, has under-reported dividend or interest income, or fails to certify to the Fund that he, she or it is not subject to such withholding.

Prospectus Dated [ ], 2024	44

ERISA Considerations

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to ERISA (an “ERISA Plan”), and persons who are fiduciaries with respect to an IRA, Keogh plan or other plan which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

DOL Regulations at 29 CFR 2510.3-101, as amended by Section 3(42) of ERISA (the “Plan Asset Regulations”) concern whether investment by a plan in an entity will result in the assets of the entity being deemed “plan assets” and therefore subject to ERISA. The Plan Asset Regulations contain a general rule that when an “employee benefit plan” subject to ERISA invests in an entity, and the interest acquired by the plan is neither a publicly-offered security nor a security issued by a registered investment company, the plan’s assets include both its interest in the entity and an undivided interest in each of the underlying assets of the entity, unless an exception applies.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be the assets of any Plan investing in the Fund for purposes of fiduciary responsibility and prohibited transaction rules under ERISA and/or the Code. Thus, it is not intended that the Adviser will be a fiduciary within the meaning of ERISA by reason of its authority with respect to the assets of the Fund.

The Adviser will require a Plan which proposes to invest in the Fund to represent that it and any fiduciaries responsible for such Plan’s investments (including in its individual or corporate capacity, as may be applicable) are aware of and understand the Fund’s investment objective, policies and strategies, and that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective shareholders that are Plans may currently maintain relationships with the Adviser or other entities which are affiliated with the Adviser. Each of such persons may be deemed to be a “party in interest” under ERISA (or “disqualified person” under Section 4975 of the Code) to and/or a fiduciary (under ERISA or Section 4975 of the Code) of any Plan to which it provides investment management, investment advisory or other services. ERISA and the Code prohibit the use of Plan assets for the benefit of a party in interest (or disqualified person) and also prohibits (or penalizes) an ERISA or Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Shareholders that are Plans should consult with counsel to determine if participation in the Fund is a prohibited transaction under ERISA or the Code. A nonexempt prohibited transaction could result in significant penalties, liabilities, excise taxes or other adverse consequences to the relevant fiduciary, party in interest or disqualified person, as applicable. Fiduciaries of shareholders that are Plans will be required to represent that the decision to invest in the Fund was made by fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Fund, unless such purchase and holding is pursuant to an applicable exemption.

Prospectus Dated [ ], 2024	45

Employee benefit plans which are not subject to ERISA, such as governmental plans, church plans and plans maintained outside of the United States, may be subject to other rules governing such plans. Fiduciaries of these plans, whether or not subject to ERISA or Section 4975 of the Code, should consult with their own legal advisors regarding such matters.

Employee benefit plans which are not subject to ERISA may be subject to other rules governing such plans. Fiduciaries of these plans, whether or not subject to Section 4975 of the Code, should consult with their own legal advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Prospectus is general and may be affected by future publication of regulations and rulings. Potential shareholders that are Plans should consult their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

Description of Shares, Declaration of Trust and Bylaws

The Fund is an unincorporated voluntary association with transferable shares of beneficial interest (commonly referred to as a “Massachusetts business trust”) established under the laws of The Commonwealth of Massachusetts by the Fund’s Declaration of Trust (the “Declaration of Trust”). Each Share has one vote at all meetings of shareholders and when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of Shares. Shares may be issued in one or more series, with such par value and with such preferences and rights as determined by the Board, by action of the Board without the approval of the shareholders. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the ongoing fees and expenses for each share class may be different. The fees and expenses for the Fund are set forth in “Fund Expenses” above.

All Shares have no preemptive, rights to cumulative voting in the election of Trustees or other subscription rights. Upon termination of the Fund or any one or more classes of Shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, of the Fund or the particular class, the Trustees may distribute the remaining assets of the Fund or the particular class among the Fund’s or class’s remaining shareholders.

The Fund does not intend to hold annual meetings of shareholders. If the Fund does hold a meeting of shareholders, Shares of the Fund entitle their holders to one vote for each common share held. Each fractional share shall be entitled to a proportionate fractional vote, except as otherwise provided by the Declaration of Trust, the Fund’s Bylaws (the “Bylaws”) or required by applicable law.

Change of Control and Other Provisions in the Declaration of Trust

The Declaration of Trust and the Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status.

The Declaration of Trust requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of the Fund's Shares outstanding and entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by a majority of the Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration of Trust provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's Shares entitled to vote or, alternatively, by vote or consent of a majority of the Trustees upon written notice to shareholders, and any class of Shares may be terminated at any time by vote or consent of at least seventy-fiver percent (75%) of the Shares of the class entitled to vote or, alternatively, by vote or consent of a majority of the Trustees upon written notice to shareholders of such class.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Bylaws, certain of which are required by the 1940 Act. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies.

Prospectus Dated [ ], 2024	46

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration of Trust and the Bylaws, both of which are on file with the SEC. Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

Derivative and Direct Claims of Shareholders

The Declaration of Trust contains provisions regarding derivative and direct claims of shareholders. As used in the Declaration of Trust, a “direct” shareholder claim refers to a claim based upon alleged violations of a shareholder's individual rights independent of any harm to the Fund, including a shareholder's voting rights under Article V of the Declaration of Trust or Article 10 of the Bylaws, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the shareholder and independent of any harm to the Fund. Any other claim asserted by a shareholder, including without limitation any claims purporting to be brought on behalf of the Fund or involving any alleged harm to the Fund, are considered a “derivative” claim.

A shareholder or group of shareholders may not bring or maintain any court action, proceeding or claim on behalf of the Fund or any series or class of Shares without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees. The Trustees shall consider such demand within 90 days of its receipt by the Fund. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Fund or a series or class of Shares, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of shareholders shall be made by the Trustees in their business judgment and shall be binding upon the shareholders, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand. Any Trustee who is not an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund acting in connection with any demand or any proceeding relating to a claim on behalf of or for the benefit of the Fund shall be deemed to be independent and disinterested with respect to such demand, proceeding or claim.

A shareholder or group of shareholders may not bring or maintain a direct action or claim for monetary damages against the Fund or the Trustees predicated upon an express or implied right of action under the Declaration of Trust (excepting rights of action permitted under Section 36(b) of the Act), nor shall any single shareholder, who is similarly situated to one or more other shareholders with respect to the alleged injury, have the right to bring such an action, unless such group of shareholders or shareholder has obtained authorization from the Trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees. The Trustees shall consider such request within 90 days of its receipt by the Fund. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Fund or series or class of shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be made in their business judgment and shall be binding on all shareholders.

Any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Fund will be deemed to have notice of and consented to the foregoing provisions. These provisions may limit a shareholder's ability to bring a claim against the Trustees, officers or other agents of the Fund and its service providers, which may discourage such lawsuits with respect to such claims.

These provisions in the Declaration of Trust regarding derivative and direct claims of shareholders shall not apply to claims made under federal securities laws.

Forum for Adjudication of Disputes

The Fund’s Bylaws, as may be amended from time to time (the “Bylaws”) provide that unless the Fund consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any action or proceeding brought on behalf of the Fund or one or more of the shareholders, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, other employee of the Fund, or the Fund's investment adviser to the Fund or the Fund's shareholders, (iii) any action asserting a breach of contract by the Fund, by any Trustee, officer or other employee of the Fund, or by the Fund's investment adviser, (iv) any action asserting a claim arising pursuant to any provision of the Massachusetts Business Corporation Act, Chapter 182 of the Massachusetts General Laws or the Declaration of Trust or the Bylaws, (v) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or the Bylaws or any agreement contemplated by any provision of the 1940 Act, the Declaration of Trust or the Bylaws, or (vi) any action asserting a claim governed by the internal affairs doctrine shall be within the federal or state courts in The Commonwealth of Massachusetts (each, a “Covered Action”).

Prospectus Dated [ ], 2024	47

The Bylaws further provide that if any Covered Action is filed in a court other than in a federal or state court sitting within The Commonwealth of Massachusetts (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the federal and state courts within The Commonwealth of Massachusetts in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder's counsel in the Foreign Action as agent for such shareholder.

Any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Fund will be (i) deemed to have notice of and consented to the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forum referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder's ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Fund and its service providers, which may discourage such lawsuits with respect to such claims and increase the costs for a shareholder to pursue such claims. If a court were to find the forum selection provision contained in the Bylaws to be inapplicable or unenforceable in an action, the Fund may incur additional costs associated with resolving such action in other jurisdictions. This forum selection provision shall not apply to claims made under federal securities laws.

Purchasing Shares

Purchase Terms

The minimum initial investment in the Fund is $1,000,000 for Class I Shares, and the minimum additional investment in the Fund is $1,000. For Shares purchased through a financial intermediary, when determining whether an investor meets the applicable investment minimums, the value of any Shares being purchased may be combined with the value of any Shares of the same class that were purchased or will be purchased within six months from the initial purchase for Class I Shares by any investor through such intermediary, provided such intermediary enters into the requisite letter of intent; provided, however, that the minimum amount purchased by any investor is at least $1,000.

The stated investment minimums may be waived for investments by current or retired officers and Trustees of the Fund, as well as their family members; current or retired officers, principals, employees and members of the board of the Adviser and affiliated companies of the Adviser; the immediate family members of any such officer, principal, employee or Board member (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. In addition, the stated investment minimums may be reduced by the Fund in the discretion of the Adviser based on consideration of various factors, including the shareholder’s overall relationship with the Adviser and such other matters as the Adviser may consider relevant at the time. As noted above, the Fund may aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts.

Shares will generally be offered on each business day, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion.

Except as otherwise permitted by the Board, initial and subsequent subscriptions to purchase Shares must be accompanied by payment in cash. The Fund or an investor’s financial intermediary must receive a subscription to purchase Shares and the accompanying payment no later than the close of regular trading on the NYSE (normally 4:00 p.m. eastern time) in order for the subscription to be effected at that day’s NAV. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a shareholder until cleared funds have been received.

Prospectus Dated [ ], 2024	48

Pending any offering, funds received from prospective investors will be placed in an account with the transfer agent. On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned with respect to such account will be paid to the Fund and allocated pro rata among shareholders.

Independent Registered Public Accounting Firm; Legal Counsel

The Board has selected [  ], [      ], as independent registered public accountants for the Fund.

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600, serves as counsel to the Fund.

Reports to Shareholders

The Fund’s unaudited semi-annual and audited annual reports, including a consolidated list of investments held, will be available on the Fund’s website at (www.baseline-partners.com). You will be notified by mail and provided with a link each time a report is posted to the website. Copies of the Prospectus and shareholder reports may be obtained by calling [  ].

Baseline CRE Income Fund, LLC Past Performance

Prior to the Fund’s commencement of operations, Baseline CRE Income Fund, LLC (the “Predecessor Fund”) is expected to reorganize with and into the Fund. The Predecessor Fund has maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund and at the time of the reorganization the Predecessor Fund will be managed by the same Adviser and portfolio manager as the Fund.

The Predecessor Fund commenced operations on April 1, 2019.  The performance quoted below is that of the Predecessor Fund and reflects the fees and expenses incurred by the Predecessor Fund. The performance returns of the Predecessor Fund are unaudited and are calculated by the Investment Adviser on a total return basis. After-tax performance returns are not included for the Predecessor Fund. The Predecessor Fund was a privately placed fund and was not registered under the 1940 Act and was not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Code, which, if applicable, may have adversely affected its performance. Furthermore, the expected leverage profile of the Fund will be different at times than the historical leverage profile of the Predecessor Fund. For most periods of the Predecessor Fund’s history, it maintained a leverage profile that was within the limits required by the 1940 Act. For certain periods of the Predecessor Fund’s history, however, it maintained a leverage profile that was a few percentage points outside the leverage limits required by the 1940 Act. If the Predecessor Fund had been subject to the same leverage limitations as the Fund, its performance would have been different and for certain periods would have been materially lower. The Predecessor Fund is the sole account managed by the Adviser with a similar investment objective, strategies, and policies to those of the Fund.

Past performance is no indication of future returns.

Prospectus Dated [ ], 2024	49

AVERAGE ANNUAL RETURNS
April 1, 2019 – December 31, 2023

	1 Year	3 Year	Since Inception
Predecessor Fund Average Annual Returns (through December 31, 2023):	6.20%	7.08%	7.82%
Bloomberg U.S. Aggregate Bond Index Returns	5.88%	-7.99%	0.93%

	Jan	Feb	Mar	Apr	May	June	July	Aug	Sept	Oct	Nov	Dec	Year
2019	N/A	N/A	N/A	0.58%	0.60%	0.63%	0.65%	0.67%	0.68%	0.70%	0.69%	0.70%	5.89%
2020	0.69%	0.67%	0.67%	0.68%	0.67%	0.67%	0.68%	0.68%	0.67%	0.61%	0.70%	0.68%	8.05%
2021	0.70%	0.66%	0.67%	0.60%	0.65%	0.61%	0.64%	0.65%	0.71%	0.72%	0.67%	0.69%	7.97%
2022	0.58%	0.58%	0.58%	0.63%	0.65%	0.67%	0.65%	0.58%	0.58%	0.54%	0.50%	0.53%	7.07%
2023	0.55%	0.56%	0.57%	0.57%	0.59%	0.59%	0.58%	0.57%	0.54%	0.49%	0.31%	0.29%	6.20%

This information does not indicate how the Fund has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Fund’s holdings and the Fund’s expenses. Investments held by the Fund will not be identical to the investments of the Predecessor Fund reflected in the returns shown. The returns were calculated using the SEC standard methodology. The prior performance information represents the historical performance for a similarly managed account and is not the Fund’s performance or indicative of the Fund’s future performance.

Inquiries

Inquiries concerning the Fund and the Shares (including procedures for purchasing Shares) should be directed to: (866) 617-1551.

Prospectus Dated [ ], 2024	50

PRIVACY notice
FACTS	WHAT DOES [BASELINE CRE INCOME FUND] DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number	▪ Purchase History
▪ Assets	▪ Account Balances
▪ Retirement Assets	▪ Account Transactions
▪ Transaction History	▪ Wire Transfer Instructions
▪ Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons chosen to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Baseline CRE Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?	Visit www.baseline-partners.com.

Who we are
Who is providing this notice?	Baseline CRE Income Fund
What we do
How does Baseline CRE Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Baseline CRE Income Fund collect my personal information?

We collect your personal information, for example, when you

▪     Open an account

▪     Provide account information

▪     Give us your contact information

▪     Make deposits or withdrawals from your account

▪     Make a wire transfer

▪     Tell us where to send the money

▪     Tells us who receives the money

▪     Show your government-issued ID

▪     Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪     Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪     Affiliates from using your information to market to you

▪     Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Baseline CRE Income Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Baseline CRE Income Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Baseline CRE Income Fund does not jointly market.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information, which is not a prospectus, is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY STATEMENT OF ADDITONAL INFORMATION	SUBJECT TO COMPLETION	May 31, 2024

STATEMENT OF ADDITIONAL INFORMATION

BASELINE CRE INCOME FUND

Class I Shares

Dated [   ], 2024

c/o Baseline CRE Income Fund, 1819 E Southern Ave., Suite B10, Mesa, Arizona 85204

[    ]

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the “Prospectus”) of Baseline CRE Income Fund (the “Fund”) dated [  ], 2024 as it may be further amended or supplemented from time to time. A copy of the Prospectus may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

This SAI is not an offer to sell shares of the Fund (“Shares”) and is not soliciting an offer to buy the Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus. You can request a copy of the Prospectus and this SAI without charge by writing to the Fund at the address above or by calling (866) 617-1551 or by visiting [www.baseline-partners.com]. This SAI, material incorporated by reference and other information about the Fund are also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov).

INVESTMENT POLICIES AND PRACTICES

The Fund is a newly organized, diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is structured as an “interval fund.” The Fund is a Massachusetts business trust organized on July 20, 2023. The Fund’s investment adviser is Baseline Partners, LLC (“Baseline” or the “Adviser”).

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus.

Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which are listed below, may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined by the 1940 Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the shareholders of the Fund, duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action.

The Fund:

(1)	May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(2)	May borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(3)	May lend money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(4)	May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(5)	May purchase and sell commodities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(6)	May purchase and sell real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(7)	May not concentrate investments in a particular industry or group of industries, except that the Fund will concentrate its investments in real estate-related investments, including real estate-related debt investments, as concentration is defined or interpreted under the 1940 Act, and the rules, and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules, or regulations.

Any restriction on investments or use of assets, including any percentage restrictions set forth in this SAI or the Fund’s Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) above related to borrowings by the Fund.

In addition, the Fund has adopted the following fundamental policies with respect to repurchase offers, which may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities:

(a)	The Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as amended from time to time, subject to any regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such rule.

(b)	The Fund will repurchase Shares that are tendered by a specific date, which will be established by the Board of Trustees of the Fund (the “Board” and each of the trustees on the Board a “Trustee”) in accordance with Rule 23c-3 under the 1940 Act, as amended from time to time, subject to any regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such rule.

(c)	The date on which the net asset value per Share applicable to a repurchase offer is calculated will occur no later than fourteen (14) days after the date by which shareholders can tender their Shares in response to a repurchase offer (or the next business day if the fourteenth calendar day is not a business day).

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS

This section provides additional information about various types of investments and investment techniques that may be employed by the Fund. However, there are few limits on the types of investments the Fund may make. Accordingly, the descriptions in this section cannot be comprehensive. Any decision to invest in the Fund should take into account that the Fund has broad latitude in the kinds of investments it may make (subject to the Fundamental policies described above) and that all such investments will be subject to related risks, which can be substantial.

Loan Originations

The Fund may invest in and/or originate loans, including, without limitation, commercial real estate or mortgage-related loans or other types of loans, which may be in the form of whole loans, secured notes, senior loans, bridge loans or similar investments. The loans the Fund originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may originate, including with respect to a single borrower, other than pursuant to any applicable law, and only to the extent consistent with the Fund’s intention to qualify as a real estate investment trust (a “REIT”).

The Adviser performs thorough due diligence and underwriting on each loan that becomes part of the Fund’s portfolio. When evaluating a loan, the Adviser considers loan eligibility, the borrower’s experience rehabilitating property, and the underlying property or collateral. Borrowers may have limited or no credit history or credit rating, and while the Adviser’s due diligence process may involve consideration of credit ratings or credit histories of a borrower (if available), such ratings or history would be considered among a range of factors considered during the due diligence process.

Direct loans between the Fund and a borrower may not be administered by an underwriter or agent bank. The Fund may provide financing to borrowers directly or through companies acquired (or created) and owned by the Fund. The terms of the direct loans, including the duration of the loan, are negotiated with borrowers in private transactions and the Fund is not limited in the size of loans it may originate, including with respect to a single borrower, other than pursuant to any applicable law. The Fund will retain all fees received in connection with originating or structuring the terms of any such investment.

In determining whether to make a direct loan, the Fund primarily will rely upon any collateral for payment of interest and repayment of principal. In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund may lose money on the loan. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan.

When engaging in direct lending, the Fund's performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, the Fund will often compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on and/or less advantageous terms of such loans, which could reduce Fund performance.

Different types of assets may be used as collateral for the Fund's loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund's loans. In any reorganization or liquidation proceeding relating to a company that the Fund funds, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund to the borrower. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan.

Various state licensing requirements could apply to the Fund with respect to the origination, acquisition, holding, servicing, foreclosure and/or disposition of loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Fund or the Adviser operates or has offices. In states in which it is licensed, the Fund and/or the Adviser will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Fund’s or the Adviser’s ability to take certain actions to protect the value of its holdings in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Fund’s or the Adviser’s license, which in turn could require the Fund to divest assets located in or secured by real property located in that state. These risks will also apply to borrowers and entities in which the Fund invests that hold similar assets, as well as any origination company or servicer in which the Fund owns an interest.

Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower's use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.

In addition to laws governing the activities of lenders and servicers, certain states may require, or may in the future require, purchasers or holders of certain loans to be licensed or registered in order to purchase, hold or foreclose such loans, or, in certain states, to collect a rate of interest above a specified rate. To the extent required or determined to be necessary or advisable by the Fund, the Fund will take appropriate steps intended to address any applicable state licensing requirements, which may include acquiring and holding such loans through structures designed to preempt state licensing laws, in order to pursue its objective and strategies. To the extent the Fund obtains licenses or is required to comply with related regulatory requirements, the Fund could be subject to increased costs and regulatory oversight by governmental authorities, which may have an adverse effect on its results or operations.

Loans and Other Indebtedness; Loan Participations and Assignments

The Fund may purchase indebtedness and participations in commercial loans, as well as interests and/or servicing or similar rights in such loans. Such instruments generally are secured and may be newly-originated (and may be specifically designed for the Fund). Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public whereas indebtedness may not be a security and may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations that the Fund may acquire may not be rated by any nationally recognized statistical ratings organization or by the Adviser.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the asset value of the underlying collateral and the borrower experience and financial strengthen for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the  borrower’s obligation, or that the collateral can be liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan.

Loans and other types of direct indebtedness (which the Fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value (“NAV”) than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets.

In purchasing loans, the Fund will compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on and/or less advantageous terms of such loans, which could reduce Fund performance.

Investments in loans through a purchase of a loan or a direct assignment of a financial institution’s interests with respect to the loan may involve additional risks to the Fund. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral (see “Real Estate Assets and Related Derivatives” below). In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Some lending platforms (or their affiliates) may attempt to take advantage of policies in certain states that allow lenders to make loans at advantageous interest rates by incorporating choice of law provisions into loan agreements that hold that the agreements are to be governed by the laws of those lender-friendly states. In the event that a borrower or state regulator successfully invalidates such choice-of-law clause, platforms (of their affiliates) may not be able to collect some or all of the interest and principal due on such loans, such loans may not be found to be enforceable or the platforms (or their affiliates) could become subject to penalties and damages. Other platforms may engage in arrangements with funding banks where the platform assists the bank in originating loans that are funded by the bank. In some cases, the loans are sold to the platforms and the platforms as assignees of the bank under applicable law and precedent utilize the bank’s rate and fee exportation authority. At least one federal circuit court has cast doubt upon this theory and other litigation challenges the ability of assignees to utilize a bank’s exportation authority as an assignee of the bank’s loans. Legislation is also pending in Congress that would validate an assignee’s ability to utilize the rates and fees of the originating lender.

Real Estate Assets and Related Derivatives

The Fund may generally gain exposure to the real estate sector by investing in real-estate and preferred and convertible securities of issuers in real estate-related industries. The Fund may also invest in loans or other investments secured by real estate and may, as a result of default, foreclosure or otherwise, take possession of and hold real estate as a direct owner (see “Loans and Other Indebtedness; Loan Participations and Assignments” above). Each of these types of investments are subject, directly or indirectly, to risks associated with ownership of real estate, including changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, including competition based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. Real estate-related investments may entail leverage and may be highly volatile.

Additional Information Regarding Leverage

The Fund may use leverage. Although the use of leverage may create an opportunity for increased returns of the Fund, it also results in additional risks and can magnify the effect of any losses and thus could negatively impact the Fund’s business and results of operation and have important adverse consequences to the Fund’s investments. The loss on leverage transactions may substantially exceed the initial investment.

The terms of financing arrangements entered into by the Fund may restrict the Fund’s operating flexibility, including covenants that, among others, may limit the Fund’s ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt, and (iii) engage in certain transactions. If the Fund secures its leverage through the pledging of collateral, the Fund may, if the Fund is unable to generate sufficient cash flow to meet principal and interest payments on its indebtedness, be subject to risk that it is required to surrender its collateral and that such collateral may be liquidated at inopportune times or at prices that are not favorable to the Fund and cause significant losses. If a lender seizes and liquidates pledged collateral, such collateral may be sold at distressed price levels. The Fund will fail to realize the full value of such asset in a distressed sale.

The Fund may be required to pay commitment fees and other costs of borrowings under the terms of a credit facility. Moreover, interest on borrowings will be an expense of the Fund. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments. Such additional costs and expenses may affect the operating results of the Fund.

If the Fund cannot generate sufficient cash flow from investments, they may need to refinance all or a portion of indebtedness on or before maturity. During the economic downturn that began in 2008, the U.S. capital markets experienced historic dislocations and liquidity disruptions, which caused financing to be unavailable in many cases and, even if available, caused the cost of prospective financings to increase. These circumstances materially impacted liquidity in the debt markets, making financing terms for borrowers able to find financing less attractive, and in many cases resulted in the unavailability of certain types of debt financing. Uncertainty in the debt and equity markets may negatively impact the Fund’s ability to access financing on favorable terms or at all. The inability to obtain additional financing could have a material adverse effect on the Fund’s operations and on its ability to meet its debt obligations. If it is unable to refinance any of its indebtedness on commercially reasonable terms or at all, the Fund’s returns may be harmed.

Additional Information Regarding Operational Risk

The Fund, its service providers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Fund, the Fund’s service providers, counterparties or other market participants. Power or communications outages, acts of God, information technology equipment malfunctions, operational errors (both human and systematic) and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, the Fund’s service providers or other market participants, impacting the ability to conduct the Fund’s operations.

Cyber-attacks, disruptions or failures that affect the Fund’s service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Fund or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its service providers may also incur substantial costs for cyber-security risk management in order to prevent or mitigate cyber-security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.

Similar types of operational (both human and systematic) and technology risks are also present for borrowers the Fund loans to and issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such borrowers and issuers and may cause the Fund’s investments to lose value. In addition, cyber-attacks involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in, among other things, the Fund’s inability to buy or sell certain securities or financial instruments or to accurately price its investments. The Fund cannot directly control any cyber-security plans or systems put in place by its service providers, Fund counterparties, borrowers, issuers in which the Fund invests or securities markets and exchanges.

Derivatives

Some of the instruments in which the Fund may invest are referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, swap agreements and similar instruments. The Fund may enter into derivatives for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may use derivatives with the purpose or effect of creating investment leverage. Derivatives may be more volatile, illiquid and/or more difficult to value than other instruments, and each type of derivative instrument may have its own special risks. Any use of derivatives strategies entails the risks of investing directly in the securities, instruments or assets underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in the Prospectus and in this SAI.

The Fund’s use of derivative instruments exposes the Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument defaults and/or becomes insolvent, the Fund potentially could lose all or a large portion of its investment in the derivative instrument and/or could be delayed in enforcing contractual remedies and obtaining any recovery in respect of such derivative instruments. Investing for hedging purposes or to increase the Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the underlying instrument that is the subject of the hedge, or that a particular derivative position will be available when sought by the Adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested.

Options

The Fund may purchase and write (sell) call and put options, including options listed on U.S. or foreign securities exchanges or written in over-the-counter (“OTC”) transactions (“OTC Options”).

Exchange-listed options are issued by the Options Clearing Corporation (“OCC”) (in the U.S.) or another clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. In the event the counterparty to such a derivative instrument becomes insolvent, the Fund may lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom. It is the position of the SEC that OTC Options are generally illiquid.

Purchasing Call and Put Options. The Fund may purchase a call option in order to close out a covered call position (see “Covered Call Writing” below), or to protect against an increase in price of a security it anticipates purchasing. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC Option. In either case, the call purchased is likely to be on the same securities and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

The Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending upon whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

Covered Call Writing. The Fund is permitted to write covered call options on securities. Generally, a call option is covered if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its custodian in a segregated account) the underlying security subject to the option, or otherwise segregates sufficient cash or U.S. Government securities or other liquid securities to cover the outstanding position. A call option is also covered if the Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written.

The writer of an option receives from the purchaser, in return for a call it has written, a premium (i.e., the price of the option). Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option are ultimately sold by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency.

However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

With respect to listed options and certain OTC Options, during the option period, the Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed and OTC Options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

Closing purchase transactions are ordinarily effected to realize a profit or loss on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received on the option less the commission paid.

Covered Put Writing. The Fund is permitted to write covered put options on securities. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option’s exercise price at any time during the option period at the purchaser’s election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is covered if, at all times during the option period, the Fund maintains, in a segregated account, cash or other liquid assets in an amount equal to at least the exercise price of the option. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash or other liquid assets which the Fund holds in a segregated account. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

Swap Agreements and Similar Transactions

The Fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. An example of one type of swap involves the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, for example, an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, such transactions may increase or decrease the Fund’s exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the Fund enters into a swap agreement only to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The value of the Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements and similar transactions may increase or decrease the overall volatility of the Fund’s investments and its share price. The Fund’s ability to engage in certain swap or similar transactions may be limited by tax considerations.

Many over-the-counter derivatives are complex and their valuation often requires subjective modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when the Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, under collateralization and/or errors in calculation of the Fund’s NAV. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Also, because swap transactions typically involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to the Fund.

The Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the Fund’s use of over-the-counter (non-exchange traded) options.

Credit Default Swaps. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, the Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments, and would have no payment obligations to the counterparty. The Fund may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

The Fund may enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

Credit default swaps are generally subject to the same risks involved in the Fund’s use of swap transactions but also involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When the Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.

A protection buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market.

There can be no assurance that a liquid market will exist at any given time for any particular credit default swap or for credit default swaps generally. The market for credit default swaps has at times become more volatile as the creditworthiness of certain counterparties has been questioned and/or downgraded. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses. There can be no assurance that the Fund will be able to exit a credit default swap position effectively when it seeks to do so.

Total and Excess Return Swaps. The Fund may also enter into total and excess return swap agreements, which are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security or commodity, basket of securities or commodities, or securities or commodities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total and excess return swap agreements may be used to obtain exposure to a security, commodity, or market without owning or taking physical custody of such security or commodity or investing directly in such market.

Total and excess return swap agreements are generally subject to the same risks involved in the Fund’s use of swap transactions and, in some cases, may effectively add leverage to the Fund’s portfolio. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. The Fund may enter into total and excess return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total or excess return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund to the extent required by applicable law. If the total or excess return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and, to the extent required by applicable law, the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total or excess return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total or excess return swap agreement.

CPO Exclusion

The Adviser, with respect to the Fund, has claimed an exclusion from the definition of the term commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, (the “CEA”) pursuant to Commodity Futures Trading Commission (“CFTC”) Rule 4.5. As a result, the Adviser is not subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, the Fund will, among other things, be limited in its ability to use financial instruments that are subject to regulation by the CFTC, including futures and options on futures and certain swaps transactions. In the event that the Adviser no longer qualifies for the Rule 4.5 exclusion, the Adviser would be required to register with the CFTC as a CPO with respect to the Fund which may increase Fund expenses and adversely affect the Fund’s total return.

When, As and If Issued Securities

The Fund may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. The Fund may purchase securities on such basis without limit. The purchase of securities on a “when, as and if issued” basis may create investment leverage and increase the volatility of the Fund’s NAV. The Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

When-Issued and Delayed Delivery Securities and Forward Commitments

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes many of the benefits and risks of ownership of the security, including the risk of price and yield fluctuations, but does not take delivery of the security until a date substantially after the date the transaction is entered into. Because the Fund is not required to pay for the security until the delivery date, these transactions may create investment leverage. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. Proposed amendments to rules of the Financial Industry Regulatory Authority, Inc. would impose mandatory margin requirements for certain types of when-issued, delayed delivery, or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and, if those rules are implemented, mandatory collateralization could increase the cost of such transactions and impose added operational complexity.

U.S. Treasury Obligations

These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of one to ten years when issued), and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of the Fund’s direct or indirect investment in Treasury obligations to decline.

The Fund may also buy or gain exposure to U.S. Treasury securities whose interest coupons have been “stripped” by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities (“TIPS”). The U.S. Treasury securities called “TIPS” are designed to provide an investment that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Exchange-Traded Funds (“ETFs”)

The Fund may invest directly or indirectly in ETFs, which are investment companies or special purpose trusts typically designed to provide investment results that generally correspond (on a direct basis or on a multiple, inverse or multiple inverse basis) to the performance of an index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The Fund may purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

Investments in ETFs are subject to the same risks as investments in other investment companies, as described above. Certain risks of investing in an index-based ETF are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF’s underlying assets to the index) and the risk that because an ETF is not actively managed, it cannot sell poorly performing stocks as long as they are represented in the index. The values of ETFs are subject to change as the values of their component assets fluctuate according to market volatility. ETFs may trade in the secondary market at a discount from their NAVs. The Fund may purchase ETFs at prices that exceed the NAV of their underlying investments and may sell ETF investments at prices below such NAV. Because the market price of ETF shares depends on the demand in the market for them, the market price of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track, and the Fund may not be able to liquidate ETF holdings at the time and price desired, which may impact Fund performance. Furthermore, there may be times when the exchange halts trading, in which case the investors owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments could expose investors in ETFs to unknown risks.

Floating Rate and Variable Rate Obligations

The Fund may invest directly or indirectly in debt securities that have floating or variable interest rates. Those variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

Because the interest rates on floating rate bonds adjust periodically to reflect current market rates, falling short-term interest rates should tend to decrease the income payable to the Fund on its floating rate investments and rising rates should tend to increase that income. However, investments in floating rate and variable rate obligations should also mitigate the fluctuations in the Fund’s NAV during periods of changing interest rates, compared to changes in values of fixed-rate debt securities. Nevertheless, changes in interest rates can affect the value of the Fund’s floating rate investments, especially if rates change sharply in a short period, because the resets of the interest rates on the investments occur periodically and will not all happen simultaneously with changes in prevailing rates. Having a shorter average reset period for its portfolio of investments may help mitigate that risk.

The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as the Prime Rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument’s rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days’ notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days’ notice to the holder. The Fund may also invest directly or indirectly in step-coupon bonds that have a coupon rate that changes periodically during the life of the security on pre-determined dates that are set when the security is issued.

Portfolio Turnover

Purchases and sales of portfolio investments may be made as considered advisable by the Adviser in the best interests of the shareholders. The Fund’s portfolio turnover rate may vary from year-to-year, as well as within a year. The Fund’s distributions of any profits or gains realized from portfolio transactions generally are taxable to shareholders, including as ordinary income with respect to distributions of short-term capital gain. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio investments for the fiscal year by the monthly average of the value of the portfolio investments owned by the Fund during the fiscal year. In determining such portfolio turnover, all investments whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the investments in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell investments.

Investment in Other Investment Companies

The Fund may invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments. The Fund may invest, for example, in ETFs, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining exposure to the segments of the equity, fixed-income or other markets represented by the exchange-traded funds’ portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

The shares of other investment companies may fluctuate in price and may be worth more or less when the Fund sells them. Investing in another investment company through the secondary market may involve the payment of substantial premiums above the value of such investment company’s portfolio securities. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses.

Illiquid Investments

To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest without limit in illiquid investments. The Adviser may be subject to significant delays in disposing of illiquid investments, and transactions in illiquid investments may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. The term “illiquid investments” for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Risks Relating to Recent Disruptions in the U.S. Banking System

In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. The U.S. government took certain actions to strengthen public confidence in the U.S. banking system. However, there can be no certainty that the actions taken by the U.S. government will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. Additional financial institution failures may occur in the near term that may limit access to short-term liquidity or have adverse impacts on the economy. Given the uncertainty of the situation, the related financial impact cannot be reasonably estimated at this time.

Risks Relating to the Fund’s REIT Status and Other Tax-Related Risks

Limitation on Ownership of Shares by Certain Persons. The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) contains restrictions on the number of shares any one person or group may own. Specifically, the Declaration of Trust will not permit any person or group to own more than 9.8% in value or number of shares, whichever is more restrictive, of the Fund’s outstanding Shares or of the Fund’s outstanding capital stock of all classes or series, and attempts to acquire the Fund’s Shares or the Fund’s capital stock of all other classes or series in excess of these 9.8% limits would not be effective without an exemption from these limits (prospectively or retroactively) by the Board. These limits may be further reduced if the Board waives these limits for certain shareholders. These restrictions are designed, among other purposes, to enable the Fund to comply with ownership restrictions imposed on REITs by the Internal Revenue Code of 1986, as amended (the “Code”). Attempted acquisitions in excess of the restrictions described above will be void from the outset pursuant to the Declaration of Trust.

Complying with REIT Requirements May Limit the Fund’s Ability to Hedge Effectively. The REIT provisions of the Code may limit the Fund’s ability to hedge its operations effectively. Income and gain from qualifying hedges will be excluded from both the numerator and the denominator for purposes of the Fund’s 75% and 95% gross income tests. The Fund’s aggregate gross income from non-qualifying hedges, fees and certain other non-qualifying sources cannot exceed 5% of its annual gross income. As a result, the Fund might have to limit its use of advantageous hedging techniques or implement those hedges through a taxable REIT subsidiary (a “TRS”). Any hedging income earned by a TRS would be subject to U.S. federal, state and local income tax at regular corporate rates. This could increase the cost of the Fund’s hedging activities or expose the Fund to greater risks associated with interest rate or other changes than the Fund would otherwise incur.

TAX STATUS

The following discussion of U.S. federal income tax consequences of investment in Shares of the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in Shares of the Fund. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to an investment in Shares of the Fund. There may be other tax considerations applicable to particular shareholders. For example, except as otherwise specifically noted herein, certain tax considerations were not described that may be relevant to certain types of holders subject to special treatment under the U.S. federal income tax laws, including shareholders subject to the U.S. federal alternative minimum tax, insurance companies, tax-exempt organizations, pension plans and trusts, REITs, dealers in securities, shareholders holding Shares through tax-advantaged accounts (such as 401(k) plans or IRAs), financial institutions, shareholders holding Shares as part of a hedge, straddle, or conversion transaction, entities that are not organized under the laws of the United States or a political subdivision thereof, and persons who are neither citizens nor residents of the United States. This summary assumes that investors hold Shares as capital assets (within the meaning of the Code). Shareholders should consult their tax advisors regarding their particular situation and the possible application of U.S. federal, state or local, non-U.S. or other tax laws, and any proposed tax law changes.

Except as specifically mentioned, this section discusses certain U.S. federal income tax considerations relating to the ownership of Shares in the Fund by a U.S. shareholder as defined below. This discussion is addressed solely to U.S. shareholders that hold their Shares as capital assets for U.S. federal income tax purposes. This discussion does not address all aspects of taxation that may apply to shareholders or to shareholders subject to special treatment, including, without limitation, insurance companies, financial institutions, broker dealers, partnerships or other pass-through entities for U.S. federal income tax purposes, tax-exempt organizations and persons who are not “U.S. persons” within the meaning of the Code.

A U.S. shareholder is a beneficial owner of Shares that is (i) a citizen or resident of the United States; (ii) a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State thereof or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (a) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. If a partnership (or an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner generally will depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership holding Shares, you should consult your tax advisors.

This discussion below is based upon the provisions of the Code and regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be repealed, revoked or modified, possibly with retroactive effect, so as to result in U.S. federal income tax consequences different from those discussed below. This discussion is for general information purposes only and does not constitute tax advice. No assurance can be given that the Internal Revenue Service (“IRS”) would not successfully assert a position contrary to any of the matters discussed below. No ruling on the tax considerations relevant to the Fund or to the purchase, ownership or disposition of Shares has been or will be requested from any taxing authority. In addition, this summary does not address U.S. state or local taxation, non-U.S. taxation, estate or gift taxation, or other estate planning aspects of an investment in Shares. Prospective investors are urged to consult their tax advisors regarding an investment in the Shares of the Fund in light of their own particular circumstances.

Taxation as a REIT

The Fund intends to operate in a manner so as to qualify, as a REIT under Subchapter M of the Code. Qualification and taxation as a REIT depend on the Fund’s ability to meet, on a continuing basis, through actual operating results, the various qualification requirements imposed upon REITs. However, the sections of the Code and the corresponding regulations that govern the U.S. federal income tax treatment of a REIT and its stockholders are highly technical and complex. The IRS may challenge the Fund’s status as a REIT or its satisfaction of the REIT requirements. No assurance can be given that the Fund’s actual results of operations for any particular taxable year will satisfy such requirements. The following discussion is qualified in its entirety by the applicable Code provisions, rules and regulations promulgated thereunder, and administrative interpretations thereof.

Provided that the Fund qualifies as a REIT, generally the Fund will be entitled to a deduction for dividends that it pays and therefore will not be subject to U.S. federal corporate income tax on its net taxable income that is currently distributed to its shareholders. This treatment substantially eliminates the “double taxation” at the corporate and shareholder levels that generally results from an investment in a C corporation (i.e., a corporation generally subject to U.S. federal corporate income tax). Double taxation means taxation once at the corporate level when income is earned and once again at the shareholder level when the income is distributed. In general, the income that the Fund generates, to the extent declared as a dividend and subsequently paid to its shareholders, is taxed only at the shareholder level.

If the Fund qualifies as a REIT, the Fund will nonetheless be subject to U.S. federal tax in the following circumstances:

•	The Fund will pay U.S. federal income tax on its taxable income, including net capital gain, that it does not distribute to shareholders during, or within a specified time after, the calendar year in which the income is earned.

•	If the Fund has net income from “prohibited transactions,” which are, in general, sales or other dispositions of property held primarily for sale to customers in the ordinary course of business, other than foreclosure property, such income will be subject to a 100% tax.

•	If the Fund elects to treat property that it acquires in connection with a foreclosure of a mortgage loan or from certain leasehold terminations as “foreclosure property,” the Fund may thereby avoid (i) the 100% tax on gain from a resale of that property (if the sale would otherwise constitute a prohibited transaction) and (ii) the inclusion of any income from such property not qualifying for purposes of the REIT gross income tests discussed below, but the income from the sale or operation of the property may be subject to U.S. federal corporate income tax at the highest applicable rate.

•	If due to reasonable cause and not willful neglect the Fund fails to satisfy either the 75% gross income test or the 95% gross income test discussed below, but nonetheless maintains its qualification as a REIT because it meets other requirements, the Fund will be subject to a 100% tax on the greater of the amount by which it fails the 75% gross income test or the 95% gross income test, multiplied in either case by a fraction intended to reflect its profitability.

•	If (i) the Fund fails to satisfy the asset tests (other than a de minimis failure of the 5% asset test or the 10% vote or value test, as described below under “Asset Tests”) due to reasonable cause and not to willful neglect, (ii) the Fund disposes of the assets or otherwise complies with such asset tests within six months after the last day of the quarter in which the Fund identifies such failure and (iii) the Fund files a schedule with the IRS describing the assets that caused such failure, the Fund will pay a tax equal to the greater of $50,000 or the net income from the nonqualifying assets during the period in which the Fund failed to satisfy such asset tests multiplied by the highest U.S. corporate tax rate.

•	If the Fund fails to satisfy one or more requirements for REIT qualification, other than the gross income tests and the asset tests, and the failure was due to reasonable cause and not to willful neglect, the Fund will be required to pay a penalty of $50,000 for each such failure.

•	The Fund may be required to pay monetary penalties to the IRS in certain circumstances, including if the Fund fails to meet recordkeeping requirements intended to monitor its compliance with rules relating to the composition of a REIT’s shareholders, as described below in “Requirements for Qualification as a REIT.”

•	If the Fund fails to distribute during each calendar year at least the sum of: (i) 85% of its ordinary income for such calendar year; (ii) 95% of its capital gain net income for such calendar year; and (iii) any undistributed taxable income from prior years, the Fund will pay a 4% nondeductible excise tax on the excess of the required distribution over the amount the Fund actually distributed, plus any retained amounts on which income tax has been paid at the entity level.

•	The Fund may elect to retain and pay income tax on its net long-term capital gain. In that case, a shareholder would include its proportionate share of the Fund’s undistributed long-term capital gain (to the extent the Fund makes a timely designation of such gain to the shareholder) in its income, and would receive a credit or a refund for its proportionate share of the tax the Fund paid on such income.

•	The Fund will be subject to a 100% excise tax on amounts received by it from a TRS of the Fund (or on certain expenses deducted by a TRS) if certain arrangements between the Fund and the TRS are not at arms’ length.

•	If the Fund acquires any assets from a non-REIT C corporation in a carry-over basis transaction, the Fund could be liable for specified tax liabilities inherited from that non-REIT C corporation with respect to that corporation’s “built-in gain” in its assets. Built-in gain is the amount by which an asset’s fair market value exceeds its adjusted tax basis at the time the Fund acquires the asset. Applicable U.S. Treasury regulations, however, allow the Fund to avoid the recognition of gain and the imposition of an entity-level tax with respect to a built-in gain asset acquired in a carry-over basis transaction from a non-REIT C corporation unless and until the Fund disposes of that built-in gain asset during the 5-year period following its acquisition, at which time the Fund would recognize, and would be subject to tax at the highest regular U.S. corporate rate on, the built-in gain.

•	If the Fund holds REMIC (as defined below) residual interest or interests in a taxable mortgage pool and retains its REIT qualification, such interest may generate “excess inclusion income.” A REIT’s excess inclusion income must be allocated among its shareholders in proportion to dividends paid. To the extent that excess inclusion income is allocable to certain types of tax-exempt investors that are not subject to tax on unrelated business taxable income, the Fund would be taxed on such excess inclusion income at the highest U.S. federal corporate income tax rate. A shareholder’s share of excess inclusion income cannot be offset by net operating losses otherwise available to the shareholder.

•	In addition, notwithstanding the Fund’s status as a REIT, it may also have to pay certain U.S. state and local income taxes because not all U.S. states and localities treat REITs in the same manner they are treated for U.S. federal income tax purposes. Moreover, as further described below, any domestic TRS in which the Fund owns an interest will be subject to U.S. federal corporate income tax on its net income.

Taxation of REITs in General

As indicated above, the Fund’s qualification and taxation as a REIT depends upon its ability to meet, on a continuing basis, various qualification requirements imposed upon REITs by the Code. The material qualification requirements are summarized below under “— Requirements for Qualification as a REIT.” While the Fund intends to operate so as to qualify as a REIT, no assurance can be given that the IRS will not challenge the Fund’s qualification, or that the Fund will be able to operate in accordance with the REIT requirements in the future. See “Failure to Qualify.”

Requirements for Qualification as a REIT

The Code defines a REIT as a corporation, trust or association:

(1) that is managed by one or more trustees or directors;

(2) the beneficial ownership of which is evidenced by transferable shares, or by transferable certificates of beneficial interest;

(3) that would be taxable as a domestic corporation, but for its election to be subject to tax as a REIT;

(4) that is neither a financial institution nor an insurance company subject to certain provisions of the Code;

(5) the beneficial ownership of which is held by 100 or more persons;

(6) of which not more than 50% in value of the outstanding shares are owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) after applying certain attribution rules;

(7) that makes an election to be a REIT for the current taxable year or has made such an election for a previous taxable year, which has not been terminated or revoked; and

(8) that meets other tests described below regarding the nature of its income and assets.

Conditions (1) through (4), inclusive, must be met during the entire taxable year. Condition (5) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months other than the first taxable year for which an election to become a REIT is made. Condition (6) must be met during the last half of each taxable year, but neither conditions (5) nor (6) apply to the first taxable year for which an election to become a REIT is made.

The Fund intends to maintain sufficient diversity of ownership to allow it to satisfy conditions (5) and (6) above. To assist the Fund in satisfying the share ownership requirement in (6) above, the Fund’s Declaration of Trust prohibits beneficial or constructive ownership by any person or group of more than 9.8%, in value or number of Shares, whichever is more restrictive, of the outstanding Shares, or 9.8% in value or number of Shares, whichever is more restrictive, of the Fund’s outstanding capital stock of all classes or series (the “Ownership Limit”). Any attempt to own or transfer Shares in excess of the Ownership Limit without the consent of the Board will result either in the Shares in excess of the limit being transferred by operation of the Fund’s Declaration of Trust to a charitable trust, and the person who attempted to acquire such excess Shares not having any rights in such excess Shares, or in the transfer being void. In addition, the Fund’s Declaration of Trust provides that the Fund may repurchase at its option (and without the consent of the affected shareholder) any Shares at NAV if the Fund determines that one or more of several conditions are satisfied, one of which is that such repurchase is necessary to preserve the Fund’s status as a REIT. However, these provisions do not ensure that the Fund will satisfy the diversity requirement regarding the Fund’s share ownership or other requirements necessary for qualification as a REIT. If the Fund fails to satisfy such requirements and is unable to obtain statutory relief for such failure, the Fund will fail to qualify as a REIT.

To monitor compliance with the share ownership requirements, the Fund generally is required to maintain records regarding the actual ownership of Shares. To do so, it must demand written statements each year from the record holders of significant percentages of Shares pursuant to which the record holders must disclose the actual owners of the Shares (i.e., the persons required to include the Fund’s dividends in their gross income). The Fund must maintain a list of those persons failing or refusing to comply with this demand as part of its records. The Fund could be subject to monetary penalties if it fails to comply with these record-keeping requirements. If you fail or refuse to comply with the demands, you will be required by U.S. Treasury regulations to submit a statement with your tax return disclosing your actual ownership of Shares and other information. In addition, the Fund must satisfy all relevant filing and other administrative requirements established by the IRS to elect and maintain REIT status, use a calendar year for U.S. federal income tax purposes, and comply with the record keeping requirements of the Code and regulations promulgated thereunder.

Ownership of Partnership Interests. In the case of a REIT that is a partner in an entity that is treated as a partnership for U.S. federal income tax purposes, U.S. Treasury regulations provide that the REIT is deemed to own its proportionate share of the partnership’s assets and to earn its proportionate share of the partnership’s gross income based on its pro rata share of capital interests in the partnership for purposes of the asset and gross income tests applicable to REITs, as described below. However, solely for purposes of the 10% value test described below (see “Asset Tests”), the determination of a REIT’s interest in a partnership’s assets will be based on the REIT’s proportionate interest in any securities issued by the partnership, excluding for these purposes, certain excluded securities as described in the Code. In addition, the assets and gross income of the partnership generally are deemed to retain the same character in the hands of the REIT. Thus, the Fund’s proportionate share of the assets and items of income of partnerships in which it owns an equity interest is treated as assets and items of income of the Fund for purposes of applying the REIT requirements described below. Consequently, to the extent that the Fund directly or indirectly holds a preferred or other equity interest in a partnership, the partnership’s assets and operations may affect the Fund’s ability to qualify as a REIT, even though the Fund may have no control or only limited influence over the partnership.

Disregarded Subsidiaries. Generally, a qualified REIT subsidiary is a corporation or other entity electing to be treated as a corporation for U.S. federal income tax purposes, other than a TRS, all of the stock of which is owned by a REIT. The separate existence of a qualified REIT subsidiary is disregarded for U.S. federal income tax purposes. Other entities that are wholly-owned by the Fund, such as single member limited liability companies that have not elected to be taxed as corporations for U.S. federal income tax purposes, are also generally disregarded as separate entities for U.S. federal income tax purposes, including for purposes of the REIT income and asset tests. All assets, liabilities and items of income, deduction and credit of qualified REIT subsidiaries and disregarded subsidiaries will be treated as assets, liabilities and items of income, deduction and credit of the REIT itself. A qualified REIT subsidiary of the Fund is not subject to U.S. federal corporate income taxation, although it may be subject to U.S. state and local taxation.

If a qualified REIT subsidiary or a disregarded subsidiary ceases to be wholly owned by the Fund (for example, if any equity interest in the subsidiary is acquired by a person other than the Fund or another disregarded subsidiary of the Fund), the subsidiary’s separate existence would no longer be disregarded for U.S. federal income tax purposes. Instead, it would have multiple owners and would be treated as either a partnership or a taxable corporation. Such an event could, depending on the circumstances, adversely affect the Fund’s ability to satisfy the various asset and gross income tests applicable to REITs, including the requirement that REITs generally may not own, directly or indirectly, more than 10% of the value or voting power of the outstanding securities of another corporation. See “Asset Tests” and “Income Tests.”

Taxable REIT Subsidiaries. A TRS is an entity that is taxable as a corporation in which the Fund directly or indirectly owns stock and that elects with the Fund to be treated as a TRS. The separate existence of a TRS is not ignored for U.S. federal income tax purposes. Accordingly, a domestic TRS generally is subject to U.S. federal corporate income tax on its earnings, which may reduce the cash flow that the Fund generates in the aggregate and may reduce the Fund’s ability to make distributions to shareholders. In addition, if a TRS owns, directly or indirectly, securities representing 35% or more of the vote or value of a subsidiary corporation, that subsidiary will also be treated as a TRS. However, an entity will not qualify as a TRS if it directly or indirectly operates or manages a lodging or health care facility or, generally, provides to another person, under a franchise, license or otherwise, rights to any brand name under which any lodging facility or health care facility is operated. The Fund generally may not own more than 10%, as measured by voting power or value, of the securities of a corporation that is not a qualified REIT subsidiary unless the Fund and such corporation elect to treat such corporation as a TRS. Overall, no more than 20% of the value of a REIT’s assets may consist of stock or securities of one or more TRSs.

A REIT is not treated as owning the assets or earning directly the income earned by its TRSs for purposes of the applicable REIT qualification tests. Rather, the stock issued by a TRS to the Fund is an asset of the Fund, and the Fund treats dividends paid to it from such TRS, if any, as income. The stock of and income from any TRS of the Fund will be subject to the Fund’s income and asset tests calculations, as described below. As a result, income that might not be qualifying income for purposes of the income tests applicable to REITs could be earned by a TRS without affecting the Fund’s status as a REIT. For example, the Fund may use TRSs to perform services or conduct activities that give rise to certain categories of income such as management fees, or to conduct activities that, if conducted by the Fund directly, would be treated as prohibited transactions.

Generally, the Fund would be obligated to pay a 100% excise tax on certain payments that the Fund receives from, or on the amount of certain expenses deducted by, a TRS that are not at arms’ length.

Business interest expense deductions of a REIT will be limited to the sum of (i) business interest income and (ii) 30% of the adjusted taxable income, which is its taxable income computed without regard to business interest income or expense, net operating losses or the pass-through income deduction. Such limitations may also impact the amount of U.S. federal income tax payable by any of the Fund’s TRSs.

Taxable Mortgage Pools and Excess Inclusion Income. An entity, or a portion of an entity, that does not elect to be treated as a real estate mortgage investment conduit (a “REMIC”) may be classified as a taxable mortgage pool (a “TMP”) under the Code if:

•	substantially all of its assets consist of debt obligations or interests in debt obligations;

•	more than 50% of those debt obligations are real estate mortgages or interests in real estate mortgages as of specified testing dates;

•	the entity has issued debt obligations (liabilities) that have two or more maturities; and

•	the payments required to be made by the entity on its debt obligations “bear a relationship” to the payments to be received by the entity on the debt obligations that it holds as assets.

Under U.S. Treasury regulations, if less than 80% of the assets of an entity (or a portion of an entity) consists of debt obligations, these debt obligations are considered not to comprise “substantially all” of its assets, and therefore the entity would not be treated as a TMP.

A TMP generally is treated as a taxable corporation, and it cannot file a consolidated U.S. federal income tax return with any other corporation. If, however, a REIT owns 100% of the equity interests in a TMP, then the TMP is a qualified REIT subsidiary and, as such, ignored as an entity separate from the REIT, but a portion of the REIT’s income will be treated as excess inclusion income and a portion of the dividends the REIT pays to U.S. shareholders will be considered to be excess inclusion income.

Section 860E(c) of the Code defines the term “excess inclusion” with respect to a residual interest in a REMIC. The IRS has yet to issue guidance on the computation of excess inclusion income on equity interests in a TMP held by a REIT. Generally, however, excess inclusion income with respect to the Fund’s investment in any TMP in any taxable year will equal the excess of (i) the amount of income the Fund accrues on its investment in the TMP over (ii) the amount of income the Fund would have accrued if its investment were a debt instrument having an issue price equal to the fair market value of its investment on the day the Fund acquired it and a yield to maturity equal to 120% of the long-term applicable federal rate in effect on the date the Fund acquired its interest. The term “applicable federal rate” refers to the rates that are based on weighted average yields for U.S. Treasury securities and are published monthly by the IRS for use in various tax calculations. If the Fund undertakes securitization transactions that are TMPs, the amount of excess inclusion income the Fund recognizes in any taxable year could represent a significant portion of its total taxable income for that year.

Although the Fund intends to structure its securitization and financing transactions so that it will not recognize any excess inclusion income, the Fund cannot assure shareholders that it will always be successful in this regard. If, notwithstanding its intent, the Fund recognizes excess inclusion income, then under guidance issued by the IRS, the Fund would be required to allocate the excess inclusion income proportionately among the dividends it pays to its shareholders, and it must notify its shareholders of the portion of its dividends that represents excess inclusion income. A shareholder’s taxable income can never be less than the sum of such shareholder’s excess inclusion income for the year; excess inclusion income cannot be offset with net operating losses or other allowable deductions.

If the Fund recognizes excess inclusion income, and one or more disqualified organizations are record holders of Shares of capital stock, the Fund will be taxable at the highest U.S. federal corporate income tax rate on the portion of any excess inclusion income equal to the percentage of Shares that is held by disqualified organizations. In such circumstances, the Fund may reduce the amount of its distributions to a disqualified organization whose stock ownership gave rise to the tax. To the extent that its capital stock owned by disqualified organizations is held by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for tax at the highest U.S. corporate tax rate on the portion of its excess inclusion income allocable to its capital stock held by the broker/dealer or other nominee on behalf of the disqualified organizations.

Taxpayers with net operating losses should carefully consider the tax consequences described above and are urged to consult their tax advisors in connection with their decision to invest in the Fund.

Income Tests

To qualify as a REIT, the Fund must satisfy two gross income requirements, each of which is applied on an annual basis. First, at least 75% of the Fund’s gross income, excluding gross income from prohibited transactions and certain hedging and foreign currency transactions, for each taxable year generally must be derived directly or indirectly from:

•	rents from real property;

•	interest on debt secured by mortgages on real property or on interest in real property;

•	dividends or other distributions on, and gain from the sale of, stock in other REITs;

•	gain from the sale of real property or mortgage loans;

•	abatements and refunds of taxes on real property;

•	income and gain derived from foreclosure property (as described below);

•	amounts (other than amounts the determination of which depends in whole or in part on the income or profits of any person) received or accrued as consideration for entering into agreements (i) to make loans secured by mortgages on real property or on interests in real property or (ii) to purchase or lease real property (including interests in real property and interests in mortgages on real property); and

•	interest or dividend income from investments in stock or debt instruments attributable to the temporary investment of new capital during the one-year period following the Fund’s receipt of new capital that it raises through equity offerings or public offerings of debt obligations with at least a five-year term.

Second, at least 95% of the Fund’s gross income, excluding gross income from prohibited transactions and certain hedging transactions, for each taxable year must be derived from sources that qualify for purposes of the 75% test, and from (i) dividends, (ii) interest and (iii) gain from the sale or disposition of stock or securities.

If the Fund fails to satisfy one or both of the 75% and 95% gross income tests for any taxable year, the Fund may nevertheless qualify as a REIT for that year if it is entitled to relief under the Code. These relief provisions generally will be available if the Fund’s failure to meet the tests is due to reasonable cause and not to willful neglect, and the Fund attaches a schedule of the sources of its income to its U.S. federal income tax return. It is impossible, however, to state whether in all circumstances the Fund would be entitled to the benefit of these relief provisions. If these relief provisions are inapplicable to a particular set of circumstances, the Fund will fail to qualify as a REIT. Even if these relief provisions apply, a penalty tax would be imposed based on the amount of nonqualifying income.

Gross income from the Fund’s sale of property that it holds primarily for sale to customers in the ordinary course of business is excluded from both the numerator and the denominator in both gross income tests. In addition, certain foreign currency gains will be excluded from gross income for purposes of one or both of the gross income tests. The following paragraphs discuss some of the specific applications of the gross income tests to the Fund.

Interest. The term “interest,” as defined for purposes of both gross income tests, generally excludes any amount that is based in whole or in part on the income or profits of any person; however, it generally includes the following: (i) an amount that is received or accrued based on a fixed percentage or percentages of receipts or sales, and (ii) an amount that is based on the income or profits of a debtor, as long as the debtor derives substantially all of its income from the real property securing the debt by leasing substantially all of its interest in the property, and only to the extent that the amounts received by the debtor would be qualifying “rents from real property” if received directly by a REIT.

Interest on debt secured by mortgages on real property or on interests in real property generally is qualifying income for purposes of the 75% gross income test. However, if the highest principal amount of a loan outstanding during a taxable year exceeds the fair market value of the real property securing the loan as of the date the Fund agreed to originate or acquire the loan, a portion of the interest income from such loan will not be qualifying income for purposes of the 75% gross income test but will be qualifying income for purposes of the 95% gross income test. The portion of the interest income that will not be qualifying income for purposes of the 75% gross income test will be equal to the portion of the principal amount of the loan that is not secured by real property — that is, the amount by which the loan exceeds the value of the real estate that is security for the loan.

Mortgage-backed securities (“MBS”) in which the Fund invests in may be treated as interests in a grantor trust or as interests in a REMIC for U.S. federal income tax purposes, in which case interest income from such MBS would be qualifying income for the 95% gross income test. In the case of MBS treated as interests in grantor trusts, the Fund would be treated as owning an undivided beneficial ownership interest in the mortgage loans held by the grantor trust. The interest on such mortgage loans would be qualifying income for purposes of the 75% gross income test to the extent that the obligation is secured by real property. In the case of MBS treated as interests in a REMIC, income derived from REMIC interests will generally be treated as qualifying income for purposes of the 75% and 95% gross income tests. If less than 95% of the assets of the REMIC are real estate assets, however, only a proportionate part of the Fund’s interest in the REMIC and income derived from the interest will qualify for purposes of the 75% gross income test. In addition, some REMIC securitizations include imbedded interest swap or cap contracts or other derivative instruments that potentially could produce nonqualifying income for the holder of the related REMIC securities.

Mezzanine Loans. IRS Revenue Procedure 2003-65 provides a safe harbor pursuant to which a mezzanine loan, if it meets each of the requirements contained therein, will be treated by the IRS as a real estate asset for purposes of the REIT asset tests and interest derived from it will be treated as qualifying mortgage interest for purposes of the 75% income test. Although IRS Revenue Procedure 2003-65 provides a safe harbor on which taxpayers may rely, it does not prescribe rules of substantive tax law. Mezzanine loans in which the Fund may invest in might not always meet each of the requirements for reliance on this safe harbor; however, if the Fund decides to invest in such loans, the Fund will seek to invest in a manner that it believes will enable it to satisfy the REIT gross income and asset tests.

If a loan contains a provision that entitles a REIT to a percentage of the borrower’s gain upon the sale of the real property securing the loan or a percentage of the appreciation in the property’s value as of a specific date, income attributable to that loan provision will be treated as gain from the sale of the property securing the loan, which generally is qualifying income for purposes of both gross income tests, provided that the property is not held as inventory or dealer property.

Hedging Transactions. The Fund may enter into hedging transactions with respect to one or more of the Fund’s assets or liabilities. Hedging transactions could take a variety of forms, including interest rate swap agreements, interest rate cap agreements, options, futures contracts, forward rate agreements or similar financial instruments. Except to the extent provided by U.S. Treasury regulations, any income from a hedging transaction the Fund enters into (i) in the normal course of its business primarily to manage risk of interest rate or price changes or currency fluctuations with respect to borrowings made or to be made, or ordinary obligations incurred or to be incurred, to acquire or carry real estate assets, which is clearly identified as a hedge along with the risk that it hedges within prescribed time periods specified in U.S. Treasury regulations, (ii) primarily to manage risk of currency fluctuations with respect to any item of income or gain that would be qualifying income under the 75% or 95% income tests which is clearly identified as a hedge along with the risk that it hedges within prescribed time periods, or (iii) in connection with the effective termination of certain hedging transactions described above will be excluded from gross income for purposes of both the 75% and 95% gross income tests. To the extent that the Fund enters into other types of hedging transactions, the income from those transactions is likely to be treated as nonqualifying income for purposes of both the 75% and 95% gross income tests. Moreover, to the extent that a position in a hedging transaction has a positive value at any point in time, it may be treated as an asset that does not qualify for purposes of the asset tests described below. The Fund intends to structure any hedging transactions in a manner that does not jeopardize its qualification as a REIT. No assurance can be given, however, that the Fund’s hedging activities, if any, will not give rise to income or assets that do not qualify for purposes of the REIT tests, or adversely affect its ability to satisfy the REIT qualification requirements.

The Fund may conduct some or all of its hedging activities through a TRS or other entity that is treated as a corporation for U.S. federal income tax purposes, the income of which may be subject to U.S. federal income tax, rather than by participating in the arrangements directly or through pass-through subsidiaries.

Rents from Real Property. Rents the Fund may receive will qualify as “rents from real property” in satisfying the gross income requirements for a REIT described above only if several conditions described below are met. These conditions relate to the identity of the tenant, the computation of the rent payable, and the nature of the property leased and any services provided in connection with the property. First, the amount of rent must not be based in whole or in part on the income or profits of any person. However, an amount received or accrued generally will not be excluded from rents from real property solely by reason of being based on a fixed percentage or percentages of receipts or sales. Second, rents a REIT receives from a “related party tenant” will not qualify as rents from real property in satisfying the gross income tests unless certain limited exceptions apply. A tenant is a related party tenant if the REIT, or an actual or constructive owner of 10% or more of the REIT, actually or constructively owns 10% or more of the tenant. Third, if rent attributable to personal property leased in connection with a lease of real property is greater than 15% of the total rent received under the lease, the portion of rent attributable to the personal property will not qualify as rents from real property. Finally, for rents to qualify as “rents from real property” for purposes of the gross income tests, a REIT is only allowed to provide services that are both usually or “customarily rendered” in connection with the rental of real property and not otherwise considered “rendered to the occupant” of the property. The Fund may, however, render services to its tenants, if any, through an “independent contractor” who is adequately compensated and from whom the Fund does not derive revenue if certain requirements are satisfied. The Fund may also own an interest in a TRS that provides non-customary services to tenants without tainting the Fund’s rental income from the related properties.

Even if a REIT furnishes or renders services that are non-customary with respect to a property, if the greater of (i) the amounts received or accrued, directly or indirectly, or deemed received by the REIT with respect to such services, or (ii) 150% of the Fund’s direct cost in furnishing or rendering the services during a taxable year is not more than 1% of all amounts received or accrued, directly or indirectly, by the REIT with respect to the property during the same taxable year, then only the amounts with respect to such non-customary services are not treated as rent for purposes of the REIT gross income tests.

The Fund intends to operate so as not to fail the applicable REIT income tests. However, no assurance can be given that the IRS will concur with the Fund’s determination as to whether a particular service is usual or customary, or otherwise in this regard.

Dividends. The Fund may directly or indirectly receive distributions from TRSs or other corporations that are not REITs or qualified REIT subsidiaries. These distributions generally are treated as dividend income to the extent of earnings and profits of the distributing corporation. The Fund’s dividend income from stock in any corporation (other than any REIT), including any TRS, will be qualifying income for purposes of the 95% gross income test, but not the 75% gross income test. Dividends that the Fund receives from any REITs in which the Fund owns stock and the Fund’s gain on the sale of the stock in those REITs will be qualifying income for purposes of both gross income tests. However, if a REIT in which the Fund owns stock fails to qualify as a REIT in any year, the Fund’s income from such REIT would be qualifying income for purposes of the 95% gross income test, but not the 75% gross income test.

Fee Income. Any fee income that the Fund earns will generally not be qualifying income for purposes of either gross income test. Any fees earned by a TRS will not be included for purposes of the gross income tests.

Prohibited Transactions Tax. A REIT will incur a 100% tax on the gain derived from any sale or other disposition of property, other than foreclosure property, that the REIT holds primarily for sale to customers in the ordinary course of a trade or business or “dealer property.” Whether a REIT holds an asset primarily for sale to customers in the ordinary course of a trade or business depends on the facts and circumstances in effect from time to time, including those related to a particular asset. The Fund generally does not intend to invest in dealer property. Although the Code provides a safe harbor exception to prohibited transaction treatment, no assurance can be given that the Fund can or will comply with such safe harbor or that it will avoid owning property that may be characterized as held primarily for sale to customers in the ordinary course of the Fund’s trade or business.

Foreclosure Property. Foreclosure property is any real property, including interests in real property, and any personal property incident to such real property:

•	that is acquired by a REIT as the result of the REIT having bid in such property at foreclosure, or having otherwise reduced such property to ownership or possession by agreement or process of law, after there was a default or default was imminent on a lease of such property or on indebtedness that such property secured;

•	for which the related loan was acquired by the REIT at a time when the default was not imminent or anticipated; and

•	for which the REIT makes a proper election to treat the property as foreclosure property.

However, a REIT will not be considered to have foreclosed on a property where the REIT takes control of the property as a mortgagee-in-possession and cannot receive any profit or sustain any loss except as a creditor of the mortgagor.

The Fund will be subject to tax at the maximum U.S. corporate rate on any income from foreclosure property, including gain from the disposition of the foreclosure property, other than income that otherwise would be qualifying income for purposes of the 75% gross income test, less expenses directly connected with the production of that income. However, net income from foreclosure property, including gain from the sale of foreclosure property held for sale in the ordinary course of a trade or business, will qualify for purposes of the 75% and 95% gross income tests. Any gain from the sale of property for which a foreclosure property election has been made will not be subject to the 100% tax on gains from prohibited transactions described above, even if the property would otherwise constitute inventory or dealer property.

Phantom Income. Due to the nature of the assets in which the Fund will invest, it may be required to recognize taxable income from certain assets in advance of its receipt of cash flow from or proceeds from disposition of such assets and may be required to report taxable income that exceeds the economic income ultimately realized on such assets.

The Fund may acquire debt instruments in the secondary market for less than their face amount. The amount of such discount generally will be treated as “market discount” for U.S. federal income tax purposes. Accrued market discount is reported as income when, and to the extent that, any payment of principal of the debt instrument is made, unless the Fund elects to include accrued market discount in income as it accrues. Principal payments on certain debt instruments may be made monthly, and consequently accrued market discount may have to be included in income each month as if the debt instrument were assured of ultimately being collected in full. If the Fund collects less on the debt instrument than its purchase price plus the market discount it had previously reported as income, the Fund may not be able to benefit from any offsetting loss deductions.

The terms of the debt instruments that the Fund holds may be modified under certain circumstances. These modifications may be considered “significant modifications” for U.S. federal income tax purposes that give rise to a deemed debt-for-debt exchange upon which the Fund may recognize taxable income or gain without a corresponding receipt of cash.

Some of the debt securities that the Fund acquires may have been issued with original issue discount (“OID”). In general, the Fund will be required to accrue non-de minimis OID based on the constant yield to maturity of such debt securities, and to treat it as taxable income in accordance with applicable U.S. federal income tax rules even though such yield may exceed cash payments, if any, received on such debt instrument.

In addition, if any debt instruments or debt securities acquired by the Fund are delinquent as to mandatory principal and interest payments, or in the event payments with respect to a particular debt instrument are not made when due, the Fund may nonetheless be required to continue to recognize the unpaid interest as taxable income.

The Fund may be required under the terms of indebtedness that it incurs to use cash received from interest payments to make principal payments on that indebtedness, with the effect of recognizing income but not having a corresponding amount of cash available for distribution to shareholders.

The Fund may be required to include in income certain amounts no later than the time such amounts are reflected on certain financial statements. The IRS and the Department of the Treasury have issued final regulations providing that this rule does not apply to the accrual of market discount or, except with respect to certain types of fees that would otherwise be treated as creating or increasing OID for U.S. federal income tax purposes, OID. The application of this rule may require the accrual of income from such fees with respect to the Fund’s debt instruments earlier than would be the case under general tax rules.

As a result of each of these potential timing differences between income recognition or expense deduction and cash receipts or disbursements, there is a risk that the Fund may have taxable income in excess of cash available for distribution. In that event, the Fund may need to borrow funds or take other action to satisfy the REIT distribution requirements for the taxable year in which this “phantom income” is recognized. See “Annual Distribution Requirements Applicable to REITs.”

Asset Tests

At the close of each quarter of the Fund’s taxable year, the Fund must satisfy the following tests relating to the nature of its assets:

•	At least 75% of the value of the Fund’s total assets must be represented by the following:

-	interests in real property, including leaseholds and options to acquire real property and leaseholds;

-	interests in mortgages on real property;

-	stock in other REITs and debt instruments issued by publicly offered REITs;

-	cash and cash items (including certain receivables);

-	investments in stock or debt instruments attributable to the temporary investment of new capital during the one-year period following the Fund’s receipt of new capital that it raises through equity offerings or public offerings of debt obligations with at least a five-year term; and

-	regular or residual interests in a REMIC. However, if less than 95% of the assets of a REMIC consists of assets that are qualifying real estate-related assets under U.S. federal income tax laws, determined as if the Fund held such assets directly, the Fund will be treated as holding directly its proportionate share of the assets of such REMIC.

•	Not more than 25% of the Fund’s total assets may be represented by securities, other than those in the 75% asset class described above.

•	Except for securities in TRSs and the securities in the 75% asset class described in the first bullet point above, the value of any one issuer’s securities owned by the Fund may not exceed 5% of the value of the Fund’s total assets.

•	Except for securities in TRSs and the securities in the 75% asset class described in the first bullet point above, the Fund may not own more than 10% of any one issuer’s outstanding voting securities.

•	Except for securities of TRSs and the securities in the 75% asset class described in the first bullet point above, the Fund may not own more than 10% of the total value of the outstanding securities of any one issuer, other than securities that qualify for the “straight debt” exception or other exceptions discussed below.

•	Not more than 20% of the value of the Fund’s total assets may be represented by the securities of one or more TRSs.

•	Not more than 25% of the value of the Fund’s total assets may be represented by nonqualified publicly offered REIT debt instruments.

Notwithstanding the general rule, as noted above, that for purposes of the REIT income and asset tests the Fund is treated as owning the Fund’s proportionate share of the underlying assets of a subsidiary partnership, if it holds indebtedness issued by a partnership, the indebtedness will be subject to, and may cause a violation of, the asset tests unless the indebtedness is a qualifying mortgage asset or other conditions are met. Similarly, although stock of another REIT is a qualifying asset for purposes of the REIT asset tests, any non-mortgage debt that is issued by another REIT may not so qualify (although such debt will not be treated as “securities” for purposes of the 10% value test, as explained below).

Securities, for purposes of the asset tests, may include debt the Fund holds from other issuers. However, debt the Fund holds in an issuer that does not qualify for purposes of the 75% asset test will not be taken into account for purposes of the 10% value test if the debt securities meet the straight debt safe harbor. Subject to certain exceptions, debt will meet the “straight debt” safe harbor if the debt is a written unconditional promise to pay on demand or on a specified date a sum certain in money, the debt is not convertible, directly or indirectly, into stock, and the interest rate and the interest payment dates of the debt are not contingent on the profits of any person, the borrower’s discretion or similar factors. In the case of an issuer that is a corporation or a partnership, securities that otherwise would be considered straight debt will not be so considered if the Fund, and any of its “controlled taxable REIT subsidiaries” as defined in the Code, hold any securities of the corporate or partnership issuer that (i) are not straight debt or other excluded securities (prior to the application of this rule) and (ii) have an aggregate value greater than 1% of the issuer’s outstanding securities (including, in the case of a partnership issuer, the Fund’s interest as a partner in the partnership).

In addition to straight debt, the Code provides that certain other securities will not violate the 10% asset test. Such securities include (i) any loan made to an individual or an estate, (ii) certain rental agreements pursuant to which one or more payments are to be made in subsequent years (other than agreements between a REIT and certain persons related to the REIT under attribution rules), (iii) any obligation to pay rents from real property, (iv) securities issued by governmental entities that are not dependent in whole or in part on the profits of (or payments made by) a non-governmental entity, (v) any security (including debt securities) issued by another REIT and (vi) any debt instrument issued by a partnership if the partnership’s income is of such a nature that the partnership would satisfy the 75% gross income test described above under “Income Tests.” In applying the 10% asset test, a debt security issued by a partnership (other than straight debt or any other excluded security) is not taken into account to the extent, if any, of the REIT’s proportionate interest as a partner in that partnership.

Any stock that the Fund holds or acquires in other REITs will be a qualifying asset for purposes of the 75% asset test. However, if a REIT in which the Fund owns stock fails to qualify as a REIT in any year, such stock will not be a qualifying asset for purposes of the 75% asset test. Instead, the Fund would be subject to the second, third, fourth, and fifth asset tests described above with respect to its investment in such a disqualified REIT. The Fund will also be subject to those asset tests with respect to its investments in any non-REIT C corporations for which it does not make a TRS election.

The Fund will monitor the status of the Fund’s assets for purposes of the various asset tests and will seek to manage its portfolio to comply with such tests. There can be no assurances, however, that the Fund will be successful in this effort. Independent appraisals may not have been obtained to support the Fund’s conclusions as to the value of its total assets or the value of any particular security or securities. Moreover, the value of some assets may not be susceptible to a precise determination, and such values are subject to change in the future. Furthermore, the proper classification of an instrument as debt or equity for U.S. federal income tax purposes may be uncertain in some circumstances, which could affect the application of the REIT asset requirements. Accordingly, there can be no assurance that the IRS will not contend that the Fund’s interests in its Subsidiaries or in the securities of other issuers will not cause a violation of the REIT asset tests.

However, certain relief provisions are available to allow REITs to satisfy the asset requirements or to maintain REIT qualification notwithstanding certain violations of the asset and other requirements. For example, if the Fund failed to satisfy the asset tests at the end of a calendar quarter, such a failure would not cause the Fund to lose its REIT qualification if (i) it satisfied the asset tests at the close of the preceding calendar quarter and (ii) the discrepancy between the value of its assets and the asset requirements was not wholly or partly caused by an acquisition of nonqualifying assets, but instead arose from changes in the relative market values of its assets. If the condition described in (ii) were not satisfied, the Fund could nevertheless avoid disqualification by eliminating any discrepancy within 30 days after the close of the calendar quarter in which it arose or by making use of the relief provisions described above.

In the case of de minimis violations of the 10% and 5% asset tests, a REIT may maintain its qualification despite a violation of such requirements if (i) the value of the assets causing the violation does not exceed the lesser of 1% of the REIT’s total assets and $10,000,000 and (ii) the REIT either disposes of the assets causing the failure within six months after the last day of the quarter in which it identifies the failure, or the relevant tests are otherwise satisfied within that time frame.

Even if the Fund did not qualify for the foregoing relief provisions, one additional provision allows a REIT which fails one or more of the asset requirements for a particular tax quarter to nevertheless maintain its REIT qualification if (i) the REIT provides the IRS with a description of each asset causing the failure, (ii) the failure is due to reasonable cause and not willful neglect, (iii) the REIT pays a tax equal to the greater of (a) $50,000 per failure and (b) the product of the net income generated by the assets that caused the failure multiplied by the highest applicable U.S. corporate tax rate and (iv) the REIT either disposes of the assets causing the failure within six months after the last day of the quarter in which it identifies the failure, or otherwise satisfies the relevant asset tests within that time frame.

Annual Distribution Requirements Applicable to REITs

To qualify for taxation as a REIT, the Fund generally must distribute dividends (other than capital gain dividends) to shareholders in an amount at least equal to:

•	the sum of (i) 90% of the Fund’s REIT taxable income, computed without regard to the dividends paid deduction and the Fund’s net capital gain and (ii) 90% of the Fund’s net income after tax, if any, from foreclosure property; minus

•	the excess of the sum of specified items of non-cash income (including OID on the Fund’s mortgage loans) over 5% of the Fund’s REIT taxable income, computed without regard to the dividends paid deduction and the Fund’s net capital gain.

Distributions generally must be made during the taxable year to which they relate. Distributions may be made in the following year in two circumstances. First, if the Fund declares a dividend in October, November or December of any year with a record date in one of these months and pays the dividend on or before January 31 of the following year, the Fund and each shareholder will be treated as having paid and received, respectively, the dividend on December 31 of the year in which the dividend was declared. Second, distributions may be made in the following year if the dividends are declared before the Fund timely files its tax return for the year and if made before the first regular dividend payment made after such declaration. These distributions are taxable to shareholders in the year in which paid, even though the distributions relate to the Fund’s prior taxable year for purposes of the 90% distribution requirement. In addition, the Fund is subject to certain restrictions imposed by the 1940 Act, including that the Fund may only designate one distribution per taxable year as a capital gains distribution. The impact of such 1940 Act limitation and the REIT distribution requirements are not entirely clear. To the extent that the Fund does not distribute all of its net capital gain, or it distributes at least 90% but less than 100% of its REIT taxable income, as adjusted, the Fund will be subject to tax on the undistributed amount at regular U.S. corporate tax rates.

To the extent that in the future the Fund may have available net operating losses carried forward from prior tax years, such losses may reduce the amount of distributions that the Fund must make to comply with the REIT distribution requirements. Such losses, however, will generally not affect the tax treatment to shareholders of any distributions that are actually made.

If the Fund fails to distribute during a calendar year (or, in the case of distributions with declaration and record dates falling in the last three months of the calendar year, by the end of January following such calendar year) at least the sum of (i) 85% of its ordinary income for such year, (ii) 95% of its capital gain net income for such year and (iii) any undistributed taxable income from prior years, the Fund will be subject to a 4% excise tax on the excess of such required distribution over the sum of (x) the amounts actually distributed (taking into account excess distributions from prior years) and (y) the amounts of income retained on which the Fund has paid U.S. federal corporate income tax.

Although several types of non-cash income are excluded in determining the annual distribution requirement, the Fund will incur U.S. federal corporate income tax and the 4% nondeductible excise tax with respect to those non-cash income items if the Fund does not distribute those items on a current basis. As a result of the foregoing, the Fund may not have sufficient cash to distribute all of its taxable income and thereby avoid U.S. federal corporate income tax and the excise tax imposed on certain undistributed income. In such a situation, the Fund may need to borrow funds or issue additional stock.

The Fund may elect to retain rather than distribute all or a portion of its net capital gains and pay the tax on the gains. In that case, the Fund may elect to have shareholders include their proportionate share of the undistributed net capital gains in income as long-term capital gains and receive a credit for their share of the tax paid by the Fund. The shareholders would then increase the adjusted basis of their stock by the difference between (i) the amounts of capital gain dividends that the Fund designated and that they include in their taxable income, minus (ii) the tax that the Fund paid on their behalf with respect to that income. For purposes of the 4% excise tax described above, any retained amounts for which the Fund elects this treatment would be treated as having been distributed.

The Fund intends to make timely distributions sufficient to satisfy the distribution requirements. However, it is possible that, from time to time, the Fund may not have sufficient cash or other liquid assets to meet the distribution requirements due to timing differences between the actual receipt of income and actual payment of deductible expenses, and the inclusion of items of income and deduction of expenses by the Fund for U.S. federal income tax purposes. In addition, the Fund may decide to retain its cash, rather than distribute it, in order to repay debt, acquire assets or for other reasons. In the event that such timing differences occur, and in other circumstances, it may be necessary in order to satisfy the distribution requirements to arrange for short-term, or possibly long-term, borrowings, or to pay the dividends in the form of other property (including, for example, shares of Shares).

If the Fund’s taxable income for a particular year is subsequently determined to have been understated, under some circumstances the Fund may be able to rectify a failure to meet the distribution requirement for a year by paying deficiency dividends to shareholders in a later year, which may be included in the Fund’s deduction for dividends paid for the earlier year. Thus, the Fund may be able to avoid being taxed on amounts distributed as deficiency dividends. However, the Fund will be required to pay interest based upon the amount of any deduction taken for deficiency dividends.

Penalty Tax

Any redetermined rents, redetermined deductions, excess interest or redetermined TRS service income the Fund generates will be subject to a 100% penalty tax. In general, redetermined rents are rents from real property that are overstated as a result of any services furnished to any of a REIT’s tenants by a TRS, and redetermined deductions and excess interest represent any amounts that are deducted by a TRS for amounts paid to a REIT that are in excess of the amounts that would have been deducted based on arm’s length negotiations. Rents that a REIT receives will not constitute redetermined rents if they qualify for certain safe harbor provisions contained in the Code. Redetermined TRS service income is income earned by a TRS that is attributable to services provided to a REIT, or on a REIT’s behalf to any of its tenants, that is less than the amounts that would have been charged based upon arms’ length negotiations.

Failure to Qualify

If the Fund fails to satisfy one or more requirements of REIT qualification, other than the income tests or asset requirements, the Fund may still retain REIT qualification if the failure is due to reasonable cause and not willful neglect, and the Fund pays a penalty of $50,000 for each failure.

If the Fund fails to qualify for taxation as a REIT in any taxable year and the relief provisions do not apply, the Fund will be subject to tax on its taxable income as a corporation. This would significantly reduce both cash available for distribution to shareholders and earnings. If the Fund fails to qualify as a REIT, the Fund will not be required to make any distributions to shareholders and any distributions that are made will not be deductible by the Fund. Moreover, all distributions to shareholders would be taxable as dividends to the extent of the Fund’s current and accumulated earnings and profits, whether or not attributable to capital gains of the Fund. Furthermore, subject to certain limitations in the Code, corporate distributees may be eligible for the dividends received deduction with respect to those distributions, and individual, trust and estate distributees may be eligible for reduced U.S. federal income tax rates on such dividends. Unless the Fund is entitled to relief under specific statutory provisions, the Fund also will be disqualified from taxation as a REIT for the four taxable years following the year during which qualification was lost.

Tax Aspects of any Subsidiary Partnerships

General. The Fund may hold certain investments indirectly through subsidiary partnerships and limited liability companies that are treated as partnerships or disregarded entities for U.S. federal income tax purposes. In general, entities that are treated as partnerships or disregarded entities for U.S. federal income tax purposes are “pass-through” entities which are not required to pay U.S. federal income tax. Rather, partners or members of such entities are allocated their shares of the items of income, gain, loss, deduction and credit of the partnership or limited liability company and are potentially required to pay tax on this income, without regard to whether they receive a distribution from the partnership or limited liability company. A partner in such entities that is a REIT will include in its income its share of these partnership and limited liability company items for purposes of the various gross income tests, the computation of its REIT taxable income, and the REIT distribution requirements. Pursuant to these rules, for purposes of the asset tests, the Fund will include its pro rata share of assets held by its subsidiary partnerships and limited liability companies, based on its capital interest in each such entity.

United States federal income tax audits of partnerships, such as any subsidiary partnerships or limited liability companies treated as partnerships for U.S. federal income tax purposes, will be conducted at the entity level unless such entity qualifies for and affirmatively elects an alternative procedure, and any adjustments to the amount of tax due (including interest and penalties) will be payable by the entity itself. Under an alternative procedure, if elected, a partnership would issue information returns to persons who were partners in the audited year, who would then be required to take such adjustments into account in calculating their own tax liability, and the partnership would not be liable for the adjustments. If any subsidiary partnership or limited liability company is able to and in fact elects the alternative procedure for a given adjustment, the amount of taxes for which such persons will be liable will be increased by any applicable penalties and a special interest charge. There can be no assurance that any such entities will make such an election for any given adjustment. Many issues and the overall effect of these rules on the Fund are uncertain.

Taxation of U.S. Shareholders

Distributions Generally. The Fund intends to declare and make distributions at least monthly (annually for net capital gain distributions), although the Fund may declare and pay distributions more frequently. Unless shareholders specify otherwise, distributions will be reinvested in additional Shares.

For U.S. federal income tax purposes, distributions made out of current or accumulated earnings and profits of the Fund (and not designated as capital gain dividends) are generally taxable to shareholders as ordinary income. In general, ordinary dividends will not be eligible for the dividends-received deduction for corporate shareholders.

Ordinary dividends generally will not qualify as “qualified dividend income” currently taxed as net capital gain for U.S. shareholders that are individuals, trusts, or estates. Distributions of investment income properly reported by the Fund as derived from “qualified dividend income,” if any, will be taxed in the hands of individuals, trusts, or estates at the rates applicable to long-term capital gains, provided that certain holding period and other requirements are met at both the shareholder and Fund level.

For taxable years beginning before January 1, 2026, individuals, trusts and estates may deduct up to 20% of certain pass-through income, including ordinary REIT dividends that are not Capital Gain Dividends (defined below) or “qualified dividend income,” subject to certain limitations.

If, in and with respect to any taxable year, the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its Shares, and thereafter as capital gain. To the extent that distributions exceed the adjusted basis of a shareholder’s Shares, the U.S. shareholder generally must include such distributions in income as long-term capital gain if the Shares have been held for more than one year, or short-term capital gain if the Shares have been held for one year or less. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its Shares (but not below zero), thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its Shares.

Distributions will generally be taxable, if at all, in the year of the distribution. However, a dividend will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Early in each year, the Fund will send you a statement showing detailed U.S. federal tax information with respect to your distributions for the prior tax year.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment (and thus were included in the price you paid for your Shares). For example, if you purchase Shares on or just before the record date of a Fund distribution, you will pay full price for the Shares and could receive a portion of your investment back as a taxable distribution. In general, you will be taxed on the distributions you receive from the Fund, whether you receive them as additional Shares pursuant to the dividend reinvestment plan or in cash.

Capital Gain Dividends. Distributions of net capital gains (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, includable in net capital gain and taxed to individuals at reduced rates. This tax treatment applies regardless of the period during which the shareholders have held their Shares. The REIT qualification provisions of the Code do not require the Fund to distribute its long-term capital gain, and it may elect to retain and pay income tax on its net long-term capital gains received during the taxable year. If the Fund so elects for a taxable year, shareholders would generally include in income as long-term capital gains their proportionate share of retained net long-term capital gains for the taxable year. A shareholder would be deemed to have paid its share of the tax paid by the Fund on such undistributed capital gains, which would be credited or refunded to the shareholder. The shareholder’s basis in its Shares would be increased by the amount of undistributed long-term capital gains (less the capital gains tax paid by the Fund) included in the shareholder’s long-term capital gains. A shareholder that is a corporation will appropriately adjust its earnings and profits for the retained capital gain in accordance with U.S. Treasury regulations to be prescribed by the IRS. The Fund’s earnings and profits will be adjusted appropriately.

With respect to distributions that the Fund designates as Capital Gain Dividends and any retained capital gain that the Fund is deemed to distribute, the Fund generally may designate whether such a distribution is taxable to non-corporate shareholders at the general net capital gain rate or at the rate applicable to unrecaptured section 1250 gain (as defined in the Code). If the Fund designates any portion of a dividend as a capital gain dividend, the amount that will be taxable to the shareholder as capital gain will be indicated to U.S. shareholders on IRS Form 1099-DIV. Corporate shareholders, however, may be required to treat up to 20% of capital gain dividends as ordinary income. Capital gain dividends are not eligible for the dividends-received deduction for corporations.

Sales and Repurchases of Shares. Any gain or loss resulting from the sale or exchange of your Shares generally will be treated as a capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your Shares. In general, any loss upon a sale or exchange of Shares by a shareholder who has held such stock for six months or less (after applying certain holding period rules) will be treated as a long-term capital loss, but only to the extent of distributions from the Fund received by such shareholder that are required to be treated by such shareholder as long-term capital gains.

Shareholders who tender all the Shares they hold or are deemed to hold in response to a repurchase offer generally will be treated as having sold their Shares and generally will recognize a capital gain or loss. If a shareholder tenders fewer than all of its Shares, it is possible that any amounts that the shareholder receives in such repurchase will be taxable as a dividend to such shareholder, and there is a risk that shareholders who do not tender any of their Shares for repurchase will be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund.

A repurchase will generally be treated as a sale or exchange if it (i) results in a complete termination of the shareholder’s interest in Shares, (ii) results in a substantially disproportionate redemption with respect to the shareholder, or (iii) is not essentially equivalent to a dividend with respect to the shareholder. In determining whether any of these tests has been met, Shares actually owned, as well as Shares considered to be owned by the holder by reason of certain constructive ownership rules set forth in Section 318 of the Code, generally must be taken into account. The sale of Shares pursuant to a repurchase generally will result in a “substantially disproportionate” redemption with respect to a shareholder if the percentage of the then outstanding Shares owned by the shareholder immediately after the sale is less than 80% of the percentage of Shares owned by the shareholder determined immediately before the sale. The sale of Shares pursuant to a repurchase generally will be treated as not “essentially equivalent to a dividend” with respect to a shareholder if the reduction in the shareholder’s proportionate interest in Shares as a result of the Fund’s repurchase constitutes a “meaningful reduction” of such shareholder’s interest. If a repurchase does not qualify as an exchange under such tests, proceeds received in the repurchase will be treated as a distribution from the Fund that will be taxable as described above under “— Distributions Generally.”

The Fund’s use of cash to repurchase Shares could adversely affect its ability to satisfy the distribution requirements for treatment as a REIT. The Fund could also recognize income in connection with its liquidation of assets to fund Share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied.

Passive Activity Loss and Investment Interest Limitation. Distributions that the Fund makes and gains arising from the disposition of Shares by a U.S. shareholder will not be treated as passive activity income, and therefore U.S. shareholders will not be able to apply any “passive activity losses” against such income. Dividends paid by the Fund, to the extent they do not constitute a return of capital, will generally be treated as investment income for purposes of the investment income limitation on the deduction of the investment interest.

Other Tax Considerations. To the extent that the Fund has available net operating losses and capital losses carried forward from prior tax years, such losses may reduce the amount of distributions that the Fund must make to comply with the REIT distribution requirements. Such losses, however, are not passed through to shareholders and do not offset income of shareholders from other sources, nor would such losses affect the character of any distributions that the Fund makes, which are generally subject to tax in the hands of shareholders to the extent that the Fund has current or accumulated earnings and profits.

Tax-Exempt Shareholders

Income of a REIT that would be unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the REIT. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if Shares constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above. Further, charitable remainder trusts (including charitable remainder annuity trusts and charitable remainder unitrusts) may be subject to an excise tax equal to 100% of any UBTI realized. Additional UBTI considerations may apply if the Fund were to be a “pension-held REIT.”

Charitable remainder trusts and other tax-exempt shareholders are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Non-U.S. Shareholders

The following discussion addresses the rules governing U.S. federal income taxation of the purchase, ownership and disposition of Fund Shares by non-U.S. shareholders. These rules are complex, and no attempt is made herein to provide more than a brief summary of such rules. Accordingly, the discussion does not address all aspects of U.S. federal income taxation and does not address other federal, state, local or non-U.S. tax consequences that may be relevant to a non-U.S. shareholder in light of its particular circumstances. Non-U.S. shareholders should consult their tax advisors to determine the impact of U.S. federal, state, local and non-U.S. income and other tax laws and any applicable tax treaty on the purchase, ownership and disposition of Shares, including any reporting requirements.

Distributions (including any taxable stock distributions) that are neither attributable to gains from sales or exchanges by the Fund of United States real property interests (“USRPIs”) nor designated as capital gain dividends (except as described below) will be treated as ordinary income dividends to the extent that they are made out of the Fund’s current or accumulated earnings and profits. Such distributions generally will be subject to a 30% U.S. federal withholding tax (or such lower rate as may be specified by an applicable income tax treaty), unless the distributions are treated as effectively connected with the conduct by the non-U.S. shareholder of a trade or business within the United States (and, if required by an applicable income tax treaty, the non-U.S. shareholder maintains a permanent establishment in the United States to which such dividends are attributable). Under certain treaties, however, lower withholding rates generally applicable to dividends do not apply to dividends from a REIT. Dividends that are treated as effectively connected with a U.S. trade or business generally will not be subject to withholding but will be subject to U.S. federal income tax on a net basis at the regular rates, in the same manner as dividends paid to U.S. shareholders are subject to U.S. federal income tax. Any such dividends received by a non-U.S. shareholder that is a corporation may also be subject to an additional branch profits tax at a 30% rate (applicable after deducting U.S. federal income taxes paid on such effectively connected income) or such lower rate as may be specified by an applicable income tax treaty.

Distributions to a non-U.S. shareholder that are properly designated as capital gain dividends, other than those arising from the disposition of a USRPI, generally should not be subject to U.S. federal income taxation, unless:

•	the investment in Shares is treated as effectively connected with the conduct by the non-U.S. shareholder of a trade or business within the United States (and, if required by an applicable income tax treaty, the non-U.S. shareholder maintains a permanent establishment in the United States to which such dividends are attributable), in which case the non-U.S. shareholder will be subject to the same treatment as U.S. shareholders with respect to such gain, except that a non-U.S. shareholder that is a corporation may also be subject to a branch profits tax of up to 30%, as discussed above; or

•	the non-U.S. shareholder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and certain other conditions are met, in which case the non-U.S. shareholder will be subject to U.S. federal income tax at a rate of 30% on the non-U.S. shareholder’s capital gains (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of such non-U.S. shareholder (even though the individual is not considered a resident of the United States), provided the non-U.S. shareholder has timely filed U.S. federal income tax returns with respect to such losses.

Pursuant to the Foreign Investment in Real Property Tax Act (“FIRPTA”), distributions to a non-U.S. shareholder that are attributable to gain from sales or exchanges by the Fund of USRPIs, whether or not designated as capital gain dividends, will cause the non-U.S. shareholder to be treated as recognizing such gain as income effectively connected with a U.S. trade or business. Non-U.S. shareholders generally would be taxed at the regular rates applicable to U.S. shareholders, subject to any applicable alternative minimum tax and a special alternative minimum tax in the case of nonresident alien individuals. The Fund will also be required to withhold and remit to the IRS 21% of any distribution to non-U.S. shareholders attributable to gain from sales or exchanges by the Fund of USRPIs. Distributions subject to FIRPTA may also be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. The amount withheld is creditable against the non-U.S. shareholder’s U.S. federal income tax liability. However, any distribution with respect to any class of stock that is “regularly traded,” as defined by applicable U.S. Treasury regulations, on an established securities market located in the United States is not subject to FIRPTA, and therefore, not subject to the 21% U.S. withholding tax described above, if the non-U.S. shareholder did not own more than 10% of such class of stock at any time during the one-year period ending on the date of the distribution. Instead, such distributions generally will be treated as ordinary dividend distributions and subject to withholding in the manner described above with respect to ordinary dividends. In addition, distributions to certain non-U.S. publicly traded shareholders that meet certain record-keeping and other requirements (“qualified shareholders”) are exempt from FIRPTA, except to the extent owners of such qualified shareholders that are not also qualified shareholders own, actually or constructively, more than 10% of the Shares. Furthermore, distributions to “qualified foreign pension funds” or entities all the interests of which are held by “qualified foreign pension funds” are exempt from FIRPTA. Non-U.S. shareholders should consult their tax advisors regarding the application of these rules.

A non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Shares unless (i) such gain is effectively connected with the conduct by the non-U.S. shareholder of a trade or business within the United States, (ii) in the case of a non-U.S. shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the non-U.S. shareholder’s sale of Shares (as described above).

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE.

If an interest in the Fund were a USRPI, a greater-than-5% non-U.S. shareholder or any non-U.S. shareholder if Shares are not considered regularly traded on an established securities market generally would be required to file a U.S. tax return in connection with the sale of its Shares, and pay related taxes due on any gain realized on the sale.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a non-U.S. shareholder attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s non-U.S. shareholders, and would be subject to U.S. tax withholding. In addition, such distributions could result in the non-U.S. shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the non-U.S. shareholder’s current and past ownership of the Fund.

Non-U.S. shareholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Shares.

The Fund generally does not expect that it will be a QIE.

Non-U.S. shareholders should consult their tax advisers and, if holding Shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

In order for a non-U.S. shareholder to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a non-U.S. shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Non-U.S. shareholders should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to non-U.S. partnerships and those holding Shares through non-U.S. partnerships. Additional considerations may apply to non-U.S. trusts and estates. Investors holding Shares through non-U.S. entities should consult their tax advisers about their particular situation.

A non-U.S. shareholder may be subject to U.S. state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

A beneficial holder of Shares who is a non-U.S. person may be subject to U.S. state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Backup Withholding

The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under U.S. Treasury Regulations, if a shareholder recognizes a loss of $2 million in any single taxable year of $4 million in any combination of taxable years for an individual shareholder or $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a REIT are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all REITs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., interest-related dividends).

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Shares Purchased Through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of Shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

BOARD OF TRUSTEES AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the Commonwealth of Massachusetts and the Fund’s Declaration of Trust. The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The identity of Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Trustees serve on the Board for terms of indefinite duration. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Trustees. Subject to any limitations imposed by the 1940 Act or other applicable law, any vacancy occurring in the Board that results from an increase in the number of Trustees may be filled by a majority of the entire Board, and any other vacancy occurring in the Board may be filled by a majority of the Trustees then in office, whether or not sufficient to constitute a quorum, or by a sole remaining Trustee; provided, however, that if the shareholders of any class or series of Shares are entitled separately to elect one or more Trustees, a majority of the remaining Trustees elected by that class or series or the sole remaining Trustee elected by that class or series may fill any vacancy among the number of Trustees elected by that class or series, or if there are no remaining Trustees elected by such class or series, a majority of the entire Board may fill any such vacancy. Any Trustee may be removed from office only for “Cause” (as hereinafter defined) and only (i) by action of at least seventy-five percent (75%) of the outstanding Shares of the classes or series of Shares entitled to vote for the election of such Trustee, or (ii) by written instrument, signed by at least seventy-five percent (75%) of the remaining Trustees, specifying the date when such removal shall become effective. “Cause” for these purposes shall require willful misconduct, dishonesty or fraud on the part of the Trustee in the conduct of his or her office or such Trustee being convicted of a felony.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees (as hereinafter defined) select and nominate all candidates for Independent Trustee positions. The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, and public service work; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee. Specific details regarding each Trustee’s principal occupations during the past five years are included in the tables below.

To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Adviser.

Independent Trustees

“Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act). The address of each person below is Baseline Partners LLC, 1819 E Southern Ave., Suite B10, Mesa, Arizona 85204.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Adam Benton (1982)	Trustee	Since 2024	Partner, Stellar Senior Living, BLLC (2012 – Present)	1	None
Michael S. Laven (1962)	Trustee and Lead Independent Trustee	Since 2024	Chief Executive Officer, Canterbury Consulting, Inc. (2013 – Present)	1	Director, Canterbury Consulting, Inc.
Richard Skidmore (1971)	Trustee	Since 2024	Loan Officer and Relationship Manager, Cache Valley Bank (2021 – Present); Equity Research Analyst, Goldman Sachs Group, Inc. (1998 – 2021)	1	None

(1)	Under the Fund’s Declaration of Trust, a Trustee serves during the continued lifetime of the Fund until he or she dies, resigns or is removed, or, if sooner, until the election and qualification of his or her successor.

Interested Trustees and Officers

The address of each person below is Baseline Partners LLC,1819 E Southern Ave., Suite B10, Mesa, Arizona 85204.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Patrick R. Cardon (1977)	Trustee, Chair of the Board of Trustees and President (Principal Executive Officer)	Since 2023	Chief Executive Officer & Chief Investment Officer, Baseline Partners, LLC (2019 – Present); Chief Executive Officer & Chief Investment Officer, Window Rock Capital Partners, LLC (March 2014 – December 2023); Manager, Cardon Family Office (2005 – Present);
Joshua Davis (1983)	Trustee and Vice President	Since 2024	Partner, Baseline Partners, LLC (2020 – Present); Owner, Taza LLC (2011 – 2022).
Roger Pries (1965)	Chief Compliance Officer	Since 2024	Fund Chief Compliance Officer, Foreside Fund Services, LLC (2019 – Present); Compliance Officer, Citi Fund Services (2016 – 2019).
Thomas Perugini (1969)	Treasurer (Principal Financial Officer)	Since 2024	Fund Principal Financial Officer, Foreside Fund Services, LLC (May 2023 - Present); Product Vice President, State Street Bank & Trust Company (January 2019 – May 2023).
Debbie Burris (1986)	Secretary	Since 2024	Chief Compliance Officer, Baseline Partners, LLC (2023 – Present); Director of Operations & Administration, Baseline Partners, LLC (2019 – Present); Director of Operations & Administration, Window Rock Capital Partners, LLC (2018 – 2023).

(1)	Under the Fund’s Bylaws, an officer serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers hold office at the pleasure of the Trustees.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day- to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Declaration of Trust. The Board is currently composed of 5 members, 3 of whom are Independent Trustees. The Board meets four times at regularly scheduled meetings each year – one such meeting is held in person and the remaining meetings are held virtually. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an audit committee (the “Audit Committee”) and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Mr. Patrick Cardon, the founder and Chief Executive Officer of the Adviser and an Interested Trustee (as defined herein) of the Fund, to serve as Chairman of the Board. The Board believes that this leadership structure is appropriate since Mr. Cardon provides the Board with insight regarding the Fund’s day-to-day management and overall operations which assist him in his role as Chairman of the Board. Michael Laven serves as the lead Independent Trustee of the Board. In his role as lead Independent Trustee, Mr. Laven acts as the key liaison with the Adviser to ensure that the interests of the Independent Trustees are taken into consideration in connection with the ongoing management and operation of the Fund. Specifically, Mr. Laven reviews and approves the agenda for each Board meeting, facilitates communications between the Independent Trustees and the Adviser, chairs the separate quarterly sessions of the Independent Trustees and presides at meetings of the Board at which the Chairman of the Board is not present, among other duties. This permits the Independent Trustees to have a greater role in the leadership of the Fund. Finally, the Independent Trustees have determined that because they comprise a majority of the Board and because they have designated a lead Independent Trustee, they can act independently and effectively without having an Independent Trustee serving as Chairman of the Board.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser, and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser, and other service providers has their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Fund, including the President, Principal Financial Officer and Chief Compliance Officer, and the Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian, distributor and administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Trustees

Audit Committee. The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. The members of the Audit Committee consist of all of the Independent Trustees, Messrs. Benton, Laven and Skidmore. Mr. Skidmore is the Audit Committee Chair and has been designated as the Audit Committee financial expert. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and reviews with the firm the scope and results of each audit. As the fund is newly organized, the Audit Committee did not hold any meetings during the last fiscal year.

Trustee Ownership of Securities

	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Adam Benton	None	None
Michael S. Laven	None	None
Richard Skidmore	None	None
Interested Trustees
Patrick R. Cardon	$100,000	$100,000
Joshua Davis	None	None

(1) As of [  ], 2024.

Independent Trustee Ownership of Securities

None of the Independent Trustees (or their immediate family members) owns securities of the Adviser, or of an entity controlling, controlled by or under common control with the Adviser.

Trustee Compensation

In consideration of the services rendered by the Independent Trustees, the Fund pays each Independent Trustee an amount of $30,000 per annum. In addition, the Fund reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at meetings. The Lead Independent Trustee receives an additional amount of $2,750 per annum and the Chairman of the Audit Committee receives an additional amount of $4,000 per annum. Other members of the Board and executive officers of the Fund receive no compensation, other than as noted in the table below. The Board evaluates the compensation of the Trustees on an ongoing basis and may increase or decrease such compensation based upon market factors and the ongoing responsibilities and commitment of the members, all of which will be subject to Board approval, including a majority of the Independent Trustees. No compensation is paid by the Fund to any of the Fund’s Officers or the Trustees who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (the “Interested Trustees”).

Because the Fund is newly formed, no compensation has been paid to the Independent Trustees for the fiscal year ending December 31, 2023. The following table summarizes the compensation expected to be paid to the Independent Trustees, including Committee fees, as applicable, and certain executive officers of the Fund for the Fund’s initial fiscal year ending December 31, 2024. Compensation paid to the Independent Trustees will continue to be evaluated by the Board on an ongoing basis.

Name of Person, Position	Expected Aggregate Compensation from the Fund	Total Expected Compensation from Fund and Fund Complex Paid to Trustees
Independent Trustees
Adam Benton	$24,836	$24,836
Michael S. Laven	$27,113	$27,113
Richard Skidmore	$28,147	$28,147

CODES OF ETHICS

The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Fund or of the Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC. The codes of ethics are available on the EDGAR database on the SEC’s website at http://www.sec.gov, and may be obtained after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

The Adviser is a Delaware limited liability company whose principal offices are located at 1819 E Southern Ave., Suite B10, Mesa, Arizona 85204 and serves as the Fund’s investment adviser.

The following table summarizes the affiliated persons of the Fund that are also affiliated persons of the Adviser.

NAME	AFFILIATION WITH FUND	AFFILIATION WITH ADVISER
Patrick R. Cardon	Trustee, President of the Trust	Founder, Chief Executive Officer, Chief Investment Officer
Joshua Davis	Trustee, Vice President of the Trust	Partner
Debbie Burris	Secretary	Chief Compliance Officer; Director, Operations and Administration

The Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”). Subject to the general supervision of the Board, and in accordance with the investment objective and policies of the Fund, the Adviser has been engaged to continuously furnish an investment program with respect to the Fund and to furnish such other services necessary to sponsor and manage the Fund that are not specifically delegated to other service providers of the Fund, including overseeing the work that is delegated to other service providers of the Fund.

The Adviser provides such services to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”).

The Investment Management Agreement became effective as of [  ], 2024, and unless otherwise terminated, will continue in effect for two years from such date, and from year to year thereafter, so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) and is terminable without penalty (i) on sixty (60) days’ written notice to the Adviser either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, or (ii) on ninety (90) days’ written notice to the Fund by the Adviser. A discussion regarding the basis for the Board’s approval of the continuation of the Investment Management Agreement will be available in the Fund’s semi-annual report to shareholders.

[The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties thereunder, the Adviser will not be liable to the Fund or to any Shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services thereunder. The Investment Management Agreement also provides for indemnification by the Fund, to the fullest extent permitted by law, of the Adviser, its affiliates and any of their respective partners, members, directors, officers, employees and shareholders from and against any and all claims, liabilities, damages, losses, costs and expenses that arise out of or in connection with the performance or non-performance of or by such person of any of the Adviser’s responsibilities under the Investment Management Agreement, provided that such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Fund, and so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, or gross negligence or reckless disregard of such person’s obligations under the Investment Management Agreement.

The Management Fee is payable at the end of each calendar month at the annual rate of 1.50% of the average daily NAV of the Fund.

A portion of the Management Fee may be paid to brokers or dealers that assist in the distribution of Shares.

The fund also pays the Adviser an incentive fee (the “Incentive Fee”) as follows:

The Incentive Fee is earned on Pre-Incentive Fee Net Investment Income, as defined below, attributable to the Fund’s Class I Shares, and shall be calculated and accrued on a monthly basis while being determined and payable in arrears as of the end of each month.

Thus, the calculation of the Incentive Fee for each month is as follows:

•	No Incentive Fee shall be payable in any month in which the Pre-Incentive Fee Net Investment Income attributable to the applicable class does not exceed a monthly hurdle rate of 0.583333% of such class’s average monthly net assets (calculated in accordance with US GAAP and gross of any accrued (but unpaid) Incentive Fee if applicable during the payment period), or 7% annualized;

•	100% of the Pre-Incentive Fee Net Investment Income attributable to the applicable class, if any, that exceeds the hurdle rate but is less than or equal to 0.686275% of such class’s average monthly net asset value (calculated in accordance with US GAAP and gross of any accrued (but unpaid) Incentive Fee if applicable during the payment period) in any month (8.2353% annualized) is payable to the Adviser; and

•	15% of the Pre-Incentive Fee Net Investment Income attributable to the applicable class, if any, that exceeds 0.686275% of such class’s average monthly net assets (calculated in accordance with US GAAP and gross of any accrued (but unpaid) Incentive Fee if applicable during the payment period) in any month (8.2353% annualized) is payable to the Adviser (i.e. once the hurdle rate is reached and the catch-up is achieved).

“Pre-Incentive Fee Net Investment Income,” with respect to Class I Shares, is defined as the class’s share of net investment income (allocated based on the NAV of the class relative to the fund as a whole), which will include investment income earned by the Fund (i.e., interest income, dividend income, etc.) reduced by (1) Fund-related investment expenses (i.e., interest and dividend expense, expenses related to the execution of the investment strategy) and (2) after subtracting any reimbursement made by the Adviser to the fund pursuant to any expense waiver or cap arrangement agreed to between the Adviser and the fund, any other fund expenses, determined in accordance with U.S. GAAP prior to the application of the Incentive Fee (including, without limitation, the Management Fee) except that such “other fund expenses” shall not include, without limitation, any payments under a Rule 12b-1 plan.

The Incentive Fee is accrued monthly and taken into account for the purpose of determining the Fund’s NAV. Accordingly, the repurchase price received by a shareholder whose Shares are repurchased in a tender offer will be based on a valuation that will reflect an Incentive Fee accrual, if any. The Incentive Fee presents certain risks that are not present in funds without an Incentive Fee.

As described in the Prospectus, the Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has contractually agreed to reduce its management fees and pay the operating expenses of the Fund’s Class I shares in order to limit such class’s expenses (exclusive of the Excluded Expenses (as defined below)) to the annual percentage rate of 2.50% the average daily net assets of such class, subject to the obligation of the Fund to repay the Adviser such deferred fees and expenses in future years, if any, when such class’s expenses (exclusive of the Excluded Expenses) fall below its stated percentage rate, but only to the extent that such repayment would not cause such class’s expenses (exclusive of the Excluded Expenses) in any such future year to exceed its stated percentage rate, and provided that the Fund is not obligated to repay any such deferred fees and expenses more than three years after the end of the month in which they were incurred. Any obligation of the Fund to repay the Adviser in accordance with the preceding sentence is limited to the lesser of (i) the expense limitation percentage in effect at the time of the waiver, and (ii) the expense limitation percentage in effect at the time of such repayment. The Expense Limitation Agreement has a term of ten years may be terminated by the Fund or the Adviser upon sixty (60) days’ prior written notice to the other party.

For purposes of the Expense Limitation Agreement, “Excluded Expenses” means the Incentive Fee, brokerage commissions and other transactional expenses (including loan origination transactional expenses), interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees (including commitment fees), taxes, acquired fund fees and expenses, litigation and indemnification expenses, judgments, and extraordinary expenses.

Conflicts of Interest

The Baseline investment team may from time to time manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles, if any, may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

Compensation of Portfolio Manager

The Portfolio Manager receives a base salary and may also receive a bonus. Compensation of the Portfolio Manager is determined at the discretion of the Adviser and may be deferred. It may be based on a number of factors including the Portfolio Manager’s experience, responsibilities, and the perception of the quality of his or her work efforts. The Adviser reviews the compensation of the Portfolio Manager at least annually.

Other Accounts Managed by the Portfolio Manager

The table below identifies the number of accounts for which the Portfolio Manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts, as of December 31, 2023.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets
Patrick Cardon	[$0]	[$0]	[2]	[$82,395,478.79]	[ ]	[ ]

The table below identifies the number of accounts for which the Portfolio Manager has day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts, as of [  ], 2024.

	Other Registered Investment Companies for which the Adviser receives a performance-based fee		Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee		Other Accounts managed for which the Adviser receives a performance-based fee
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Patrick Cardon	[$0]	[$0]	[2]	[$82,395,478.79]	[ ]	[ ]

Management Team Ownership of Securities in the Fund

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Patrick Cardon	$[100,000]

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Adviser will seek best execution for securities transactions executed on the Fund’s behalf, so that the Fund’s total cost or proceeds in each transaction is the most favorable under the circumstances. In selecting brokers and dealers to effect transactions on behalf of the Fund, the Adviser will consider the full range and quality of a broker’s services in placing brokerage, including, among other things: execution capability, trading expertise, accuracy of execution, commission rates, reputation and integrity, fairness in resolving disputes, financial responsibility, and responsiveness.

In selecting a broker to effect transactions on behalf of the Fund, the Adviser may also consider the value of research provided by the broker; however, a broker’s sale or promotion of Shares will not be a factor considered by Adviser, nor will the Fund, the Adviser or the Distributor (as defined hereinafter) enter into any agreement or understanding under which the Fund directs brokerage transactions or revenue generated by those transactions to brokers to pay for distribution of Shares.

ADMINISTRATOR

UMB Fund Services, Inc. (the “Administrator”), when providing services under the administration and fund accounting agreement, serves as the Fund’s administrator and will provide certain administrative and fund accounting services to the Fund. Under the terms of an administration and fund accounting agreement between the Fund and the Administrator (the “Administration Agreement”), the Administrator is responsible for, among other things, certain administration, accounting and investor services for the Fund. In consideration for these services, the Fund pays the Administrator a fee (the “Administration Fee”) at an annualized rate beginning at 0.06% of the Fund’s average daily net assets, which rate decreases as assets reach certain levels, subject to a minimum annual fee of $36,000 and certain fixed fees. The Administration Fee is paid monthly and is an expense paid out of the Fund’s net assets. The Administrator’s principal business address is 235 W. Galena Street, Milwaukee, Wisconsin 53212.

The Administration Agreement provides that, in the absence of bad faith, gross negligence, fraud or reckless disregard in the performance of its duties and obligations thereunder, uncured material breach thereunder or willful misconduct of the Administrator, the Administrator shall not be liable for any act or omission in connection with or arising out of any services rendered under the Administration Agreement.

DISTRIBUTOR

UMB Distribution Services, LLC (the “Distributor”) acts as the principal underwriter and distributor of the Shares pursuant to a distribution agreement (the “Distribution Agreement”) between the Fund and the Distributor.

As described in the Prospectus, the Fund has adopted a distribution and services (12b-1) plan (the “Distribution and Services Plan”) for its Shares. The Distribution and Services Plan was approved by the Board, including a majority of the Independent Trustees, who have no direct or indirect financial interest in the operations of the Distribution and Services Plan or the Distribution Agreement with the Distributor. The Distribution and Services Plan may benefit the Fund by providing additional ongoing shareholder services to Fund shareholders. The Distributor’s principal business address is 235 W. Galena Street, Milwaukee, Wisconsin 53212.

The Distribution and Services Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund, to the extent so required. The Distribution and Services Plan may be amended by a vote of both (i) the Trustees and (ii) the Independent Trustees, cast in person at a meeting called for that purpose, to the extent so required. The Board reviews quarterly a written report detailing the costs that have been incurred.

No Independent Trustee has any direct or indirect financial interest in the operation of the Distribution and Service Plan. Except as disclosed in the Prospectus, no interested person of the Fund has any direct or indirect financial interest in the operation of the Distribution and Services Plan except to the extent that the Distributor, the Adviser or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Distribution and Service Plan.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

The Board has selected [    ], as independent registered public accountants for the Fund.

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600, serves as counsel to the Fund.

CUSTODIANS

UMB Bank, n.a., located at 928 Grand Boulevard, 10th Floor, Kansas City, Missouri 64106, serves as custodian of the Fund’s cash and securities owned by the Fund (“UMB Bank”). As such, UMB Bank holds in safekeeping certificated securities, cash and other assets belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, UMB Bank receives and delivers cash, securities and other assets of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to portfolio securities of the Fund. UMB Bank also maintains certain accounts and records of the Fund.

[[U.S. Bank National Association] (“U.S. Bank”), located at [    ], serves as the Fund’s loan custodian and maintains custody of the loans held by the Fund. U.S. Bank holds the Fund’s loans in compliance with the 1940 Act. U.S. Bank also maintains certain accounts and records of the Fund.]

CALCULATION OF NET ASSET VALUE

The Fund will calculate the NAV of Class I Shares as of the close of business of regular trading on the New York Stock Exchange on each business day (each, a “Determination Date”). In determining the NAV of Class I Shares, the Fund will value its investments as of the relevant Determination Date. The NAV of Class I Shares of the Fund will equal, unless otherwise noted, the value of the total assets of the class, less all of the liabilities attributable to the class, including accrued fees and expenses, each determined as of the relevant Determination Date.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. Copies of the Adviser’s proxy voting policies and procedures are included as Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at (866) 617-1551 or (ii) by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is a shareholder who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A control person may be able to determine the outcome of any matter affecting and voted on by shareholders of the Fund.

[As of [  ], 2024, to the best knowledge of the Fund, no person owned beneficially or of-record 5% or more of the outstanding shares of any class of the Fund or 5% or more of the outstanding shares of the Fund addressed herein.]

PURCHASE AND REPURCHASE OF SHARES

The Fund currently offers one class of Shares. The Declaration of Trust authorizes the issuance of an unlimited number of Shares. The Trustees of the Fund have authority under the Declaration of Trust to create and classify Shares into separate series and to classify and reclassify any series of Shares into one or more classes without further action by shareholders. The Trustees of the Fund may designate additional series and classes in the future from time to time.

The Shares will be issued with a par value of $10 per share. All Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Shares will, when issued, be fully paid and non-assessable by the Fund and will have no preemptive or conversion rights to cumulative voting.

The Shares are designed primarily for long-term investors, and investors in the Shares should not view the Fund as a vehicle for short-term trading purposes.

Unlike most closed-end funds, the Fund continuously offers its Shares. The Fund’s Shares are not currently listed for trading on any national securities exchange, and the Fund does not intend to list its Shares for trading on any national securities exchange in the future. The Fund’s Shares are not publicly traded. It is not expected that there will be any secondary market for the Fund’s Shares. In order to provide liquidity to shareholders, the Fund has determined that commencing in October 2024 and quarterly thereafter, it will make offers to repurchase a portion of the Fund’s outstanding Shares at NAV subject to approval of the Board and in all cases such repurchase offers will be for at least 5% and not more than 25% of its outstanding Shares at NAV, subject to certain limitations. It is also possible that a Repurchase Offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund intends to offer the Shares in a continuous offering of its Shares at net asset value, plus the applicable sales charge. There can be no assurance that the Fund will offer its Shares on a continuous basis, or if so offered, that it will do so indefinitely.

The Fund intends to make quarterly repurchase offers every three months. The date on which the repurchase price for Shares is determined will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).

The Fund reserves the right to reject any purchase order application that conflicts with the Fund’s internal policies or the policies of any regulatory authority. All checks must be in U.S. Dollars drawn on a domestic bank (i.e., a bank with a branch in the U.S.). The Fund will not accept payment in cash or money orders. The Fund does not accept postdated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Shares.

If you elect to receive distributions and/or dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your Fund account at the then current NAV per share and to reinvest all subsequent distributions in Shares of the Fund.

Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify the Transfer Agent of a different intent. A shareholder’s account is governed by the laws of the Commonwealth of Massachusetts. For telephone transactions, the Transfer Agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the Transfer Agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also, for your protection, telephone repurchases are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can be mailed to the address of record or sent via wire or ACH to the bank of record pre-established on the account.

FINANCIAL STATEMENTS

[    ]

APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES

Baseline Partners, LLC – Proxy Voting Policy

Adopted: [    ], 2024

Proxy Voting Policies and Procedures

Responsibility for voting proxies has been delegated to the Adviser.

In the event proxy voting is required for the Fund, the Adviser will elect to vote or not to vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. Baseline will present to the Board, at least annually, a record of each proxy voted or not voted by the Adviser on behalf of the Fund, if applicable, including a report on the resolution of all proxies identified by the Adviser involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Adviser, any affiliated person(s) of the Adviser, or any affiliated person of the Fund and the Fund’s or its shareholder’s interests, the Adviser will resolve the conflict by voting in accordance with these policy guidelines or at the Board of Trustees’ directive or using the recommendation of an independent third party. If the Board of Trustees does not provide a directive and, if sought, the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting.

The Adviser will use its internal policies and procedures when collecting information for the Fund to complete and file Form N–PX (Form N-PX is used by the Fund to file reports with the SEC containing the Fund’s proxy voting record for the most recent 12-month period ending June 30). Annually the Adviser shall send voting information to the Fund’s Administrator, who shall file Form N-PX with the SEC.

A-1

PART C:  OTHER INFORMATION

Item 25.  Financial Statements and Exhibits

(1)	Financial Statements:

Included in Part A:

Not applicable.

Included in Part B:

Report of Independent Registered Public Accounting Firm, to be filed by amendment.

Financial Statements, to be filed by amendment.

Notes to Financial Statements, to be filed by amendment.

(2)	Exhibits:

(a)	(1)	Amended and Restated Agreement and Declaration of Trust of Baseline CRE Income Fund (the “Registrant”), dated as of November 27, 2023, incorporated by reference to Exhibit (a)(1) to the Registrant’s Registration Statement filed on Form N-2 via EDGAR on November, 29, 2023.

(b)	(1)	By-Laws of the Registrant are incorporated by reference to Exhibit (b)(1) to the Registrant’s Registration Statement filed on Form N-2 via EDGAR on August 4, 2023.

(c)		Not applicable.

(d)	(1)	See portions of Agreement and Declaration of Trust relating to shareholders’ rights.

	(2)	See portions of By-laws relating to shareholders’ rights.

(e)		Not applicable.

(f)		Not applicable.

(g)		Form of Investment Management Agreement between the Registrant and Baseline Partners, LLC (“Baseline”), to be filed by amendment.

(h)	(1)	Form of Distribution Agreement between the Registrant and UMB Distribution Services, LLC (the “Distributor”), to be filed by amendment.

	(2)	Form of Dealer Agreement between the Registrant and the Distributor, to be filed by amendment.

	(3)	Distribution and Services (12b-1) Plan, filed herewith.

(i)		Not applicable.

(j)	(1)	Form of Custody Agreement between the Registrant and UMB Bank, n.a. (the “ Cash Custodian”), to be filed by amendment.

	(2)	Form of Loan Custody Agreement between the Registrant and U.S. Bank National Association (the “Loan Custodian”), to be filed by amendment.

(k)	(1)	Form of Administration and Fund Accounting Agreement between the Registrant and UMB Fund Services, Inc. (the “Administrator”), to be filed by amendment.

	(2)	Form of Fund CCO Agreement between the Registrant and Foreside Fund Officer Services, LLC, filed herewith.

	(3)	Form of Fund PFO/Treasurer Agreement between the Registrant and Foreside Fund Officer Services, LLC, filed herewith.

	(4)	Form of Expense Limitation Agreement between the Registrant and Baseline, filed herewith.

	(5)	Form of Transfer Agency Agreement between the Registrant and the Administrator, to be filed by amendment

	(6)	Fund REIT Tax Provider Agreement between the Registrant and Deloitte Tax LLP, to be filed by amendment

(l)		Opinion and consent of counsel for the Fund, to be filed by amendment

(m)		Not applicable.

(n)		Consent of Independent Registered Public Accounting Firm, to be filed by amendment

(o)		Not applicable.

(p)		Subscription Agreement for Seed Capital, to be filed by amendment

(q)		Not applicable.

(r)	(1)	Code of Ethics of the Registrant, filed herewith.

	(2)	Code of Ethics of Baseline, filed herewith.

(s)	(1)	Power of Attorney for Adam Benton, filed herewith.

	(2)	Power of Attorney for Patrick Cardon, filed herewith.

	(3)	Power of Attorney for Joshua Davis, filed herewith.

	(4)	Power of Attorney for Michael Laven, filed herewith.

	(5)	Power of Attorney for Richard Skidmore, filed herewith.

Item 26.  Marketing Arrangements

See Distribution Agreement, to be filed by amendment.

Item 27.   Other Expenses of Issuance or Distribution

Securities and Exchange Commission fees	$ [ ]
Printing and engraving expenses	$ [ ]
Legal fees	$ [ ]
Accounting expenses	$ [ ]
Total	$ [ ]

Item 28.   Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29.   Number of Holders of Securities

Set forth below is the number of record holders as of [      ] of each class of securities of the Registrant.

Title of Class	Number of Record Holders
[ ]	[ ]

Item 30.   Indemnification

The Registrant’s Amended and Restated Agreement and Declaration of Trust, incorporated herein by reference, contains provisions limiting the liability, and providing for indemnification, of the Trustees, officers, employees and other “Covered Persons” (including their respective heirs, assigns, successors or other legal representatives) to the fullest extent permitted by law, including advancement of payments of all expenses incurred in connection with the preparation and presentation of any defense (subject to repayment obligations in certain circumstances).

Each of the Registrant’s Form of Distribution Agreement and Form of Dealer Agreement, each to be filed by amendment, is expected to contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Further, the Form of Investment Management Agreement with Baseline, filed herewith and incorporated herein by reference, contains provisions limiting the liability, and providing for indemnification, of Baseline and its personnel under certain circumstances.

The Registrant’s Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.   Business and Other Connections of Investment Adviser

Baseline is a Delaware limited liability company that offers investment management services. Baseline’s offices are located at 1819 E. Southern Ave, b10, Mesa, AZ 85204.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of Baseline who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee will be included under “Management of the Fund” and “Board of Trustees and Officers” in the Prospectus and the Statement of Additional Information, respectively.

Item 32.   Location of Accounts and Records

All accounts, books and other documents required by Rule 31(a) under the Investment Company Act of 1940 (the “1940 Act”) , as amended, are maintained at the offices, as applicable of: (1) Baseline, (2) the Cash Custodian, (3) the Administrator (4) the Distributor, and (5) the Loan Custodian.

1.	Baseline Partners, LLC

1819 E. Southern Ave, b10

Mesa, AZ 85204

2.	UMB Bank, n.a.

928 Grand Boulevard., 10th Floor

Attn: Amy Small

Kansas City, Missouri 64106

3.	UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Attention: Legal Department

4.	UMB Distribution Services, LLC

235 West Galena Street

Milwaukee, Wisconsin 53212

Attention: Legal Department

5.	US Bank National Association

[     ]

Item 33.   Management Services

Not applicable.

Item 34.   Undertakings

1. Not applicable.

2. Not applicable.

3. The Registrant undertakes:

a. to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) To include any prospectus required by Section 10(a)(3) of the 1933 Act.

(2) To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.

(3) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b. That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

c. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

d. Each prospectus filed pursuant to Rule 424(b) under the 1933 Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e. That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the 1933 Act;

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. Not applicable.

5. Not applicable.

6. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the 1933 Act and the 1940 Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mesa, and the State of Arizona, on the 31st day of May, 2024.

BASELINE CRE INCOME FUND

By:	/s/ Patrick Cardon
	Name:	Patrick Cardon
	Title:	President

Pursuant to the requirements of the 1933 Act this Registration Statement has been signed below by the following persons in the capacities indicated on May 31, 2024.

Signature	Title

/s/ Patrick Cardon	President (Principal Executive Officer), Trustee
Patrick Cardon

/s/ Thomas Perugini	Treasurer (Principal Financial Officer)
Thomas Perugini

Joshua Davis*	Vice President, Trustee
Joshua Davis

Adam Benton*	Trustee
Adam Benton

Michael Laven*	Trustee
Michael Laven

Richard Skidmore*	Trustee
Richard Skidmore

* Power of Attorney

* By:	/s/ Debbie Burris
Debbie Burris
Attorney in Fact

INDEX TO EXHIBITS

(h)	(3)	Distribution and Services (12b-1) Plan.
(k)	(2)	Form of Fund CCO Agreement between the Registrant and Foreside Fund Officer Services, LLC.
(k)	(3)	Form of Fund PFO/Treasurer Agreement between the Registrant and Foreside Fund Officer Services, LLC.
(k)	(4)	Form of Expense Limitation Agreement between the Registrant and Baseline.
(r)	(1)	Code of Ethics of the Registrant.
(r)	(2)	Code of Ethics of Baseline.
(s)	(1)	Power of Attorney for Adam Benton.
(s)	(2)	Power of Attorney for Patrick Cardon.
(s)	(3)	Power of Attorney for Joshua Davis.
(s)	(4)	Power of Attorney for Michael Laven.
(s)	(5)	Power of Attorney for Richard Skidmore.